UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21991

Fidelity Rutland Square Trust II
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2011

Item 1. Reports to Stockholders

Strategic Advisers® Core Income Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2011

Strategic Advisers, Inc.
A Fidelity Investments Company

Contents

Note to shareholders	<Click Here>	Important information about the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Note to shareholders

As previously communicated to shareholders, Fidelity Portfolio Advisory Service® (PAS®) has made a structural change to its fund of funds products.

On August 9, 2010, shareholders approved the reorganization of the PAS® Funds of Funds (the PAS Funds) into new funds that have the ability to invest in individual securities through sub-advisers, and may provide access to investment styles that may not have been available to the PAS Funds. Previously, the PAS Funds were limited to investing in mutual funds and, in some cases, exchange-traded funds (ETFs). The new funds assumed different expense structures and names, but their investment objectives did not change. Management may now employ sub-advisers to manage a portion of the assets of certain funds.

The reorganization of PAS Core Income Fund of Funds® into Strategic Advisers® Core Income Fund was completed after the close of business on August 20, 2010.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Life of fund A
Strategic Advisers® Core Income Fund	7.36%	7.46%

A From September 27, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers Core Income Fund on September 27, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays Capital® U.S. Aggregate Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Due entirely to a strong first-half showing, U.S. taxable investment-grade bonds generated positive results during the 12-month period ending February 28, 2011, as evidenced by the 4.93% return of the Barclays Capital® U.S. Aggregate Bond Index. Early in the period, bonds performed reasonably well amid ultra-low interest rates, subdued inflation and lackluster economic growth. But from November 2010 through period end, better-than-expected economic data and worries about the prospects for rising inflation and higher interest rates cooled investors' appetite for bonds. Against this backdrop, sectors with higher yields and more credit risk registered the strongest returns. Commercial mortgage-backed securities (CMBS) gained 16.10% for the year, while corporate bonds, aided partly by improving corporate profitability, rose 7.37%. Asset-backed securities, somewhat hamstrung by accounting and regulatory changes, returned 4.27%. In contrast, bonds with less perceived credit risk generally underperformed due to comparatively slack demand and, more recently, interest rate worries. Residential mortgage-backed securities (RMBS) modestly lagged, returning 4.12%, as mortgage refinancing activity increased. U.S. Treasury and government agency securities gained 3.71% and 2.96%, respectively.

Comments from Gregory Pappas, Portfolio Manager of Strategic Advisers® Core Income Fund: For the year, Strategic Advisers® Core Income Fund (the Fund) gained 7.36%, solidly outperforming the Barclays Capital index. Relative to the benchmark, the biggest contributor was a manager with successful tactical positioning in the RMBS market and diversified credit-risk exposure. Core managers that overweighted investment-grade corporate bonds and CMBS, while underweighting Treasuries, also helped. Outside of the benchmark, the Fund benefited from allocations to high-yield bonds, non-government-agency RMBS and emerging-markets securities via several managers. A number of modest tactical positions exposing the Fund to the higher-quality tier of the high-yield bond market, real estate debt and non-dollar-denominated bonds also contributed. There were no notable detractors, but a small investment in a manager using a defensive, short-duration strategy in the corporate bond market nicked the Fund's return. In terms of significant changes to the Fund, in January, we added a sub-advised component. It is managed by Fidelity Investments Money Management, Inc. and has attributes similar to a traditional investment-grade bond fund. Sub-advisers provide us with transparency to their investment theses, the ability to negotiate fees and greater capacity.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Actual	.05%	$ 1,000.00	$ 1,010.50	$ .25
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,024.55	$ .25

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2011
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
PIMCO Total Return Fund Administrative Class	31.0	30.0
U.S. Treasury Obligations	13.3	0.0
Fannie Mae	8.2	0.0
JPMorgan Core Bond Fund Class A	7.8	0.0
Metropolitan West Total Return Bond Fund Class M	6.9	8.1
Western Asset Core Plus Bond Portfolio	5.4	7.2
Fidelity U.S. Bond Index Fund	5.0	4.4
Templeton Global Bond Fund Class A	2.1	2.0
DoubleLine Total Return Bond Fund	2.1	0.0
Western Asset Core Bond Portfolio Class F	1.7	2.1
	83.5
Asset Allocation (% of fund's net assets)
As of February 28, 2011*	As of August 31, 2010**
Corporate Bonds 6.8%	Bank Loan Funds 0.0%
U.S. Government and U.S. Government Agency Obligations 23.4%	High Yield Fixed-Income Funds 0.5%
Asset-Backed Securities 0.4%	Intermediate-Term Bond Funds 97.1%
CMOs and Other Mortgage Related Securities 2.5%	Sector Funds 0.4%
Municipal Securities 0.1%	Municipal Bond Funds 0.0%
Bank Loan Funds 1.0%	Short-Term Funds and Net Other Assets † 2.0%
High Yield Fixed-Income Funds 1.5%
Intermediate-Term Bond Funds 63.7%
Sector Funds 0.3%
Municipal Bond Funds 0.3%
Short-Term Funds and Net Other Assets † 0.0%

* Foreign investments	0.7%	** Foreign investments	0.0%
* Futures and Swaps	(0.3)%	** Futures and Swaps	0.0%
† Amount represents less than 0.1%.
Asset allocations of fixed income funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2011

Showing Percentage of Net Assets

Nonconvertible Bonds - 6.8%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 0.6%
Household Durables - 0.1%
Fortune Brands, Inc.:
5.375% 1/15/16	$ 404,000	$ 425,040
5.875% 1/15/36	460,000	406,747
6.375% 6/15/14	1,926,000	2,114,238
		2,946,025
Media - 0.5%
Comcast Corp.:
4.95% 6/15/16	1,891,000	2,019,955
5.7% 5/15/18	1,615,000	1,765,324
6.55% 7/1/39	1,211,000	1,283,747
Discovery Communications LLC:
3.7% 6/1/15	957,000	991,990
6.35% 6/1/40	875,000	920,623
Liberty Media Corp. 8.25% 2/1/30	1,228,000	1,191,160
NBC Universal, Inc.:
3.65% 4/30/15 (d)	1,046,000	1,069,073
5.15% 4/30/20 (d)	1,382,000	1,423,613
6.4% 4/30/40 (d)	2,438,000	2,547,110
News America Holdings, Inc. 7.75% 12/1/45	717,000	863,900
News America, Inc. 6.15% 3/1/37	758,000	767,864
Time Warner Cable, Inc.:
5.85% 5/1/17	3,211,000	3,535,481
6.75% 7/1/18	1,413,000	1,622,012
Time Warner, Inc. 6.2% 3/15/40	2,433,000	2,478,869
Viacom, Inc.:
6.125% 10/5/17	530,000	599,462
6.75% 10/5/37	1,010,000	1,118,463
		24,198,646
TOTAL CONSUMER DISCRETIONARY		27,144,671
CONSUMER STAPLES - 0.3%
Beverages - 0.0%
Anheuser-Busch InBev Worldwide, Inc. 5.375% 11/15/14 (d)	1,146,000	1,266,274
FBG Finance Ltd. 5.125% 6/15/15 (d)	1,313,000	1,395,345
		2,661,619
Food & Staples Retailing - 0.0%
CVS Caremark Corp. 6.302% 6/1/37 (g)	365,000	359,525
Nonconvertible Bonds - continued
	Principal Amount	Value
CONSUMER STAPLES - continued
Food Products - 0.1%
Kraft Foods, Inc.:
5.375% 2/10/20	$ 1,287,000	$ 1,368,094
6.5% 8/11/17	1,194,000	1,371,598
6.875% 2/1/38	1,338,000	1,501,026
		4,240,718
Tobacco - 0.2%
Altria Group, Inc.:
9.25% 8/6/19	1,330,000	1,726,422
9.7% 11/10/18	1,409,000	1,854,912
Reynolds American, Inc.:
6.75% 6/15/17	1,810,000	2,037,646
7.25% 6/15/37	2,775,000	2,944,242
		8,563,222
TOTAL CONSUMER STAPLES		15,825,084
ENERGY - 0.6%
Energy Equipment & Services - 0.1%
DCP Midstream LLC 5.35% 3/15/20 (d)	1,258,000	1,303,730
El Paso Pipeline Partners Operating Co. LLC 4.1% 11/15/15	1,549,000	1,576,575
Weatherford International Ltd. 5.15% 3/15/13	247,000	260,949
		3,141,254
Oil, Gas & Consumable Fuels - 0.5%
Anadarko Petroleum Corp. 6.375% 9/15/17	1,375,000	1,532,567
Apache Corp. 5.1% 9/1/40	1,224,000	1,136,144
Canadian Natural Resources Ltd. 5.9% 2/1/18	337,000	381,441
Delek & Avner-Yam Tethys Ltd. 5.326% 8/1/13 (d)	35,510	35,613
Kaneb Pipe Line Operations Participation LP 7.75% 2/15/12	1,643,000	1,727,463
Marathon Petroleum Corp. 5.125% 3/1/21 (d)	870,000	881,793
Motiva Enterprises LLC:
5.75% 1/15/20 (d)	497,000	546,697
6.85% 1/15/40 (d)	1,866,000	2,162,086
Nakilat, Inc. 6.067% 12/31/33 (d)	666,000	669,330
Nexen, Inc.:
5.05% 11/20/13	1,032,000	1,100,583
6.4% 5/15/37	2,100,000	2,009,721
Nonconvertible Bonds - continued
	Principal Amount	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Pemex Project Funding Master Trust 0.9034% 12/3/12 (d)(g)	$ 1,414,000	$ 1,406,930
Petro-Canada 6.05% 5/15/18	497,000	563,883
Petrobras International Finance Co. Ltd.:
3.875% 1/27/16	1,441,000	1,455,194
5.75% 1/20/20	4,065,000	4,218,039
6.875% 1/20/40	977,000	996,540
Plains All American Pipeline LP/PAA Finance Corp. 5% 2/1/21	477,000	478,066
Ras Laffan Liquefied Natural Gas Co. Ltd. III:
4.5% 9/30/12 (d)	707,000	730,868
5.5% 9/30/14 (d)	988,000	1,050,654
6.75% 9/30/19 (d)	647,000	724,761
Suncor Energy, Inc. 6.1% 6/1/18	1,527,000	1,737,337
Transcontinental Gas Pipe Line Corp. 6.4% 4/15/16	482,000	553,435
		26,099,145
TOTAL ENERGY		29,240,399
FINANCIALS - 3.7%
Capital Markets - 0.7%
Goldman Sachs Group, Inc.:
3.7% 8/1/15	881,000	893,545
5.95% 1/18/18	1,219,000	1,323,383
6% 6/15/20	650,000	696,423
6.15% 4/1/18	1,130,000	1,237,890
6.25% 2/1/41	1,280,000	1,302,605
6.75% 10/1/37	1,154,000	1,182,799
Janus Capital Group, Inc. 6.125% 9/15/11 (b)	690,000	701,536
JPMorgan Chase Capital XVII 5.85% 8/1/35	460,000	451,129
JPMorgan Chase Capital XX 6.55% 9/29/36	4,414,000	4,535,562
Lazard Group LLC:
6.85% 6/15/17	623,000	663,601
7.125% 5/15/15	1,957,000	2,153,622
Merrill Lynch & Co., Inc. 6.875% 4/25/18	1,615,000	1,816,725
Morgan Stanley:
0.6031% 1/9/14 (g)	2,096,000	2,049,760
4.1% 1/26/15	1,266,000	1,303,671
5.45% 1/9/17	1,300,000	1,370,845
5.75% 1/25/21	1,615,000	1,658,817
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley: - continued
6% 5/13/14	$ 1,711,000	$ 1,872,133
6.625% 4/1/18	2,019,000	2,231,772
7.3% 5/13/19	1,209,000	1,376,854
UBS AG Stamford Branch 3.875% 1/15/15	2,100,000	2,156,767
		30,979,439
Commercial Banks - 0.7%
Bank of America NA 5.3% 3/15/17	1,552,000	1,617,403
BB&T Capital Trust IV 6.82% 6/12/77 (g)	148,000	150,529
Credit Suisse (Guernsey) Ltd. 5.86% (g)	1,612,000	1,557,595
Credit Suisse New York Branch 6% 2/15/18	2,126,000	2,270,081
DBS Bank Ltd. (Singapore) 0.534% 5/16/17 (d)(g)	384,000	376,800
Discover Bank:
7% 4/15/20	641,000	706,919
8.7% 11/18/19	1,504,000	1,808,301
Export-Import Bank of Korea 5.25% 2/10/14 (d)	861,000	916,991
Fifth Third Bancorp:
3.625% 1/25/16	842,000	845,498
4.5% 6/1/18	520,000	507,161
8.25% 3/1/38	603,000	726,749
Fifth Third Capital Trust IV 6.5% 4/15/67 (g)	623,000	607,425
HBOS PLC 6.75% 5/21/18 (d)	773,000	734,512
Huntington Bancshares, Inc. 7% 12/15/20	404,000	442,239
JPMorgan Chase Bank 6% 10/1/17	6,514,000	7,179,392
KeyBank NA 5.8% 7/1/14	1,056,000	1,154,947
KeyBank NA, Cleveland 5.45% 3/3/16	554,000	595,652
Korea Development Bank 5.75% 9/10/13	814,000	878,866
Marshall & Ilsley Bank:
4.85% 6/16/15	578,000	606,621
5% 1/17/17	939,000	978,692
5.25% 9/4/12	428,000	448,415
6.375% 9/1/11	1,725,000	1,760,093
Regions Bank:
6.45% 6/26/37	2,061,000	1,888,494
7.5% 5/15/18	939,000	995,340
Regions Financial Corp.:
5.75% 6/15/15	277,000	277,000
7.75% 11/10/14	1,190,000	1,270,325
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Commercial Banks - continued
Wachovia Corp. 4.875% 2/15/14	$ 1,083,000	$ 1,148,193
Wells Fargo & Co. 3.75% 10/1/14	1,573,000	1,656,600
		34,106,833
Consumer Finance - 0.0%
Discover Financial Services 10.25% 7/15/19	956,000	1,237,785
SLM Corp.:
0.5016% 3/15/11 (g)	135,000	134,828
0.5331% 10/25/11 (g)	468,000	464,180
0.6031% 1/27/14 (g)	267,000	252,061
5% 10/1/13	99,000	102,360
		2,191,214
Diversified Financial Services - 0.6%
Bank of America Corp. 5.75% 12/1/17	3,190,000	3,410,432
BP Capital Markets PLC:
3.125% 10/1/15	1,453,000	1,474,308
3.625% 5/8/14	1,279,000	1,336,503
Capital One Capital V 10.25% 8/15/39	535,000	581,144
Citigroup, Inc.:
4.75% 5/19/15	5,000,000	5,279,660
5.5% 4/11/13	5,064,000	5,428,608
6.125% 5/15/18	4,502,000	4,936,141
6.5% 8/19/13	333,000	367,009
JPMorgan Chase & Co. 4.95% 3/25/20	2,248,000	2,312,295
Prime Property Funding, Inc.:
5.125% 6/1/15 (d)	1,553,000	1,524,553
5.35% 4/15/12 (d)	387,000	393,107
5.5% 1/15/14 (d)	1,140,000	1,195,655
TECO Finance, Inc.:
4% 3/15/16	364,000	370,090
5.15% 3/15/20	523,000	541,398
ZFS Finance USA Trust II 6.45% 12/15/65 (d)(g)	893,000	910,860
		30,061,763
Insurance - 0.6%
Allstate Corp. 6.2% 5/16/14	1,521,000	1,713,264
Aon Corp.:
3.5% 9/30/15	591,000	593,239
5% 9/30/20	690,000	704,025
6.25% 9/30/40	442,000	457,694
Assurant, Inc. 5.625% 2/15/14	1,017,000	1,078,143
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Insurance - continued
Axis Capital Holdings Ltd. 5.75% 12/1/14	$ 1,589,000	$ 1,714,283
Great-West Life & Annuity Insurance Co. 7.153% 5/16/46 (d)(g)	2,630,000	2,695,750
Liberty Mutual Group, Inc.:
6.7% 8/15/16 (d)	1,887,000	2,039,814
10.75% 6/15/88 (d)(g)	1,017,000	1,324,643
Lincoln National Corp. 7% 5/17/66 (g)	287,000	285,565
Massachusetts Mutual Life Insurance Co. 8.875% 6/1/39 (d)	574,000	772,594
MetLife, Inc.:
5.875% 2/6/41	428,000	441,287
6.75% 6/1/16	1,135,000	1,309,874
Metropolitan Life Global Funding I:
5.125% 4/10/13 (d)	1,422,000	1,522,634
5.125% 6/10/14 (d)	1,002,000	1,087,964
Monumental Global Funding II 5.65% 7/14/11 (d)	962,000	974,319
New York Life Insurance Co. 6.75% 11/15/39 (d)	533,000	620,340
Northwestern Mutual Life Insurance Co. 6.063% 3/30/40 (d)	703,000	759,958
Pacific Life Global Funding 5.15% 4/15/13 (d)	1,196,000	1,272,295
Pacific Life Insurance Co. 9.25% 6/15/39 (d)	1,102,000	1,452,192
Prudential Financial, Inc.:
4.75% 9/17/15	1,859,000	1,990,930
7.375% 6/15/19	438,000	520,407
Symetra Financial Corp. 6.125% 4/1/16 (d)	1,239,000	1,295,199
Unum Group 5.625% 9/15/20	805,000	817,861
		27,444,274
Real Estate Investment Trusts - 0.3%
AvalonBay Communities, Inc.:
5.5% 1/15/12	195,000	202,233
6.125% 11/1/12	294,000	315,655
Camden Property Trust:
5.375% 12/15/13	460,000	492,988
5.875% 11/30/12	174,000	185,158
Developers Diversified Realty Corp.:
5.25% 4/15/11	1,105,000	1,109,365
5.375% 10/15/12	914,000	946,542
7.5% 4/1/17	663,000	758,173
9.625% 3/15/16	1,009,000	1,226,376
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Duke Realty LP:
4.625% 5/15/13	$ 80,000	$ 82,991
5.875% 8/15/12	145,000	152,391
Equity One, Inc.:
6% 9/15/17	822,000	844,309
6.25% 12/15/14	755,000	809,952
6.25% 1/15/17	540,000	564,608
Federal Realty Investment Trust:
5.4% 12/1/13	664,000	716,075
5.9% 4/1/20	351,000	385,531
6% 7/15/12	400,000	423,577
6.2% 1/15/17	307,000	342,099
HRPT Properties Trust:
5.75% 11/1/15	348,000	369,387
6.65% 1/15/18	809,000	862,585
UDR, Inc. 5.5% 4/1/14	1,615,000	1,710,021
United Dominion Realty Trust, Inc. 5.25% 1/15/15	439,000	460,213
Washington (REIT) 5.95% 6/15/11	1,279,000	1,293,987
		14,254,216
Real Estate Management & Development - 0.7%
AMB Property LP:
5.9% 8/15/13	1,148,000	1,219,067
6.3% 6/1/13	1,166,000	1,253,680
BioMed Realty LP 6.125% 4/15/20	473,000	494,513
Brandywine Operating Partnership LP:
5.7% 5/1/17	567,000	590,982
5.75% 4/1/12	807,000	831,362
Colonial Properties Trust:
4.8% 4/1/11	97,000	97,256
5.5% 10/1/15	1,516,000	1,535,547
6.875% 8/15/12	837,000	876,805
Colonial Realty LP 6.05% 9/1/16	1,122,000	1,138,526
Digital Realty Trust LP 4.5% 7/15/15	675,000	695,635
Duke Realty LP:
5.4% 8/15/14	1,299,000	1,386,653
5.5% 3/1/16	1,275,000	1,329,620
5.625% 8/15/11	884,000	898,144
5.95% 2/15/17	389,000	416,743
6.25% 5/15/13	963,000	1,043,099
6.5% 1/15/18	1,281,000	1,413,183
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Management & Development - continued
ERP Operating LP:
4.75% 7/15/20	$ 1,056,000	$ 1,073,702
5.2% 4/1/13	1,606,000	1,720,489
5.5% 10/1/12	1,538,000	1,638,679
6.625% 3/15/12	281,000	296,773
Liberty Property LP:
4.75% 10/1/20	1,645,000	1,626,815
5.5% 12/15/16	799,000	865,602
6.375% 8/15/12	550,000	585,682
6.625% 10/1/17	938,000	1,076,565
Post Apartment Homes LP 6.3% 6/1/13	1,384,000	1,482,025
Reckson Operating Partnership LP 6% 3/31/16	310,000	325,954
Regency Centers LP 6.75% 1/15/12	1,481,000	1,529,383
Simon Property Group LP:
4.2% 2/1/15	511,000	538,333
5.1% 6/15/15	795,000	862,268
Tanger Properties LP:
6.125% 6/1/20	774,000	837,162
6.15% 11/15/15	2,307,000	2,489,032
		32,169,279
Thrifts & Mortgage Finance - 0.1%
Bank of America Corp.:
5.65% 5/1/18	3,760,000	3,973,245
6.5% 8/1/16	1,370,000	1,537,592
First Niagara Financial Group, Inc. 6.75% 3/19/20	1,074,000	1,167,188
		6,678,025
TOTAL FINANCIALS		177,885,043
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Express Scripts, Inc.:
5.25% 6/15/12	1,072,000	1,124,065
6.25% 6/15/14	394,000	439,838
Medco Health Solutions, Inc. 4.125% 9/15/20	1,049,000	1,020,347
		2,584,250
Nonconvertible Bonds - continued
	Principal Amount	Value
INDUSTRIALS - 0.1%
Airlines - 0.1%
American Airlines, Inc. pass-thru trust certificates 6.978% 10/1/12	$ 18,171	$ 18,234
Continental Airlines, Inc.:
6.545% 8/2/20	297,601	314,118
6.795% 2/2/20	102,977	103,749
Delta Air Lines, Inc. pass-thru trust certificates 6.821% 8/10/22	1,402,611	1,483,261
U.S. Airways pass-thru trust certificates:
6.85% 7/30/19	598,554	585,984
8.36% 7/20/20	2,036,011	2,069,605
		4,574,951
Transportation Infrastructure - 0.0%
BNSF Funding Trust I 6.613% 12/15/55 (g)	755,000	785,200
TOTAL INDUSTRIALS		5,360,151
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Components - 0.1%
Tyco Electronics Group SA:
5.95% 1/15/14	1,188,000	1,305,368
6.55% 10/1/17	612,000	705,158
		2,010,526
MATERIALS - 0.1%
Chemicals - 0.1%
Dow Chemical Co. 7.6% 5/15/14	3,295,000	3,826,355
Metals & Mining - 0.0%
ArcelorMittal SA 3.75% 3/1/16	404,000	402,275
Corporacion Nacional del Cobre (Codelco) 6.375% 11/30/12 (d)	1,058,000	1,138,542
		1,540,817
TOTAL MATERIALS		5,367,172
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.4%
AT&T, Inc.:
2.5% 8/15/15	5,000,000	4,951,460
6.3% 1/15/38	2,523,000	2,619,363
6.8% 5/15/36	2,099,000	2,306,507
Nonconvertible Bonds - continued
	Principal Amount	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
BellSouth Capital Funding Corp. 7.875% 2/15/30	$ 1,063,000	$ 1,293,502
CenturyLink, Inc. 7.6% 9/15/39	984,000	1,038,665
Deutsche Telekom International Financial BV 5.875% 8/20/13	1,249,000	1,374,679
Telecom Italia Capital SA:
4.95% 9/30/14	1,340,000	1,376,849
5.25% 10/1/15	610,000	620,310
Telefonica Emisiones SAU:
5.462% 2/16/21	981,000	995,566
5.855% 2/4/13	325,000	346,959
Verizon Communications, Inc. 6.1% 4/15/18	1,523,000	1,714,490
		18,638,350
Wireless Telecommunication Services - 0.1%
DIRECTV Holdings LLC/DIRECTV Financing, Inc.:
4.75% 10/1/14	2,276,000	2,448,239
5.875% 10/1/19	1,592,000	1,725,309
6.35% 3/15/40	498,000	507,919
Sprint Nextel Corp. 6% 12/1/16	2,545,000	2,538,638
		7,220,105
TOTAL TELECOMMUNICATION SERVICES		25,858,455
UTILITIES - 0.7%
Electric Utilities - 0.4%
Alabama Power Co. 3.375% 10/1/20	853,000	804,530
Cleveland Electric Illuminating Co. 5.65% 12/15/13	1,369,000	1,502,094
Duquesne Light Holdings, Inc. 6.4% 9/15/20 (d)	2,270,000	2,348,787
Edison International 3.75% 9/15/17	940,000	932,836
EDP Finance BV 6% 2/2/18 (d)	1,966,000	1,931,282
FirstEnergy Corp. 7.375% 11/15/31	1,452,000	1,582,856
FirstEnergy Solutions Corp. 6.05% 8/15/21	617,000	645,276
Kentucky Utilities Co.:
3.25% 11/1/20 (d)	114,000	106,694
5.125% 11/1/40 (d)	814,000	789,092
LG&E and KU Energy LLC:
2.125% 11/15/15 (d)	1,070,000	1,025,447
3.75% 11/15/20 (d)	211,000	199,329
Louisville Gas & Electric Co. 5.125% 11/15/40 (d)	244,000	237,592
Pennsylvania Electric Co. 6.05% 9/1/17	1,245,000	1,357,529
Pepco Holdings, Inc. 2.7% 10/1/15	997,000	980,800
Nonconvertible Bonds - continued
	Principal Amount	Value
UTILITIES - continued
Electric Utilities - continued
Progress Energy, Inc.:
4.4% 1/15/21	$ 2,710,000	$ 2,695,296
6% 12/1/39	766,000	803,693
Tampa Electric Co. 5.4% 5/15/21 (d)	533,000	574,661
		18,517,794
Gas Utilities - 0.0%
Southern Natural Gas Co. 5.9% 4/1/17 (d)	732,000	791,266
Independent Power Producers & Energy Traders - 0.1%
Duke Capital LLC 5.668% 8/15/14	1,596,000	1,753,779
Exelon Generation Co. LLC:
4% 10/1/20	1,211,000	1,126,855
5.35% 1/15/14	1,339,000	1,447,215
PPL Energy Supply LLC:
6.2% 5/15/16	641,000	707,108
6.5% 5/1/18	1,354,000	1,499,077
		6,534,034
Multi-Utilities - 0.2%
Consolidated Edison Co. of New York, Inc. 5.7% 6/15/40	509,000	535,079
Dominion Resources, Inc.:
6.3% 9/30/66 (g)	414,000	404,685
7.5% 6/30/66 (g)	924,000	960,960
National Grid PLC 6.3% 8/1/16	1,687,000	1,923,932
NiSource Finance Corp.:
5.4% 7/15/14	353,000	383,760
5.45% 9/15/20	370,000	385,475
6.25% 12/15/40	336,000	346,607
6.4% 3/15/18	1,146,000	1,286,615
Wisconsin Energy Corp. 6.25% 5/15/67 (g)	1,012,000	1,010,735
		7,237,848
TOTAL UTILITIES		33,080,942
TOTAL NONCONVERTIBLE BONDS (Cost $323,552,831)		324,356,693
U.S. Government and Government Agency Obligations - 13.4%
	Principal Amount	Value
U.S. Government Agency Obligations - 0.1%
Tennessee Valley Authority 5.25% 9/15/39	$ 3,937,000	$ 4,122,594
U.S. Treasury Inflation Protected Obligations - 1.9%
U.S. Treasury Inflation-Indexed Bonds:
2.125% 2/15/40	9,178,728	9,579,395
2.125% 2/15/41	900,720	937,363
U.S. Treasury Inflation-Indexed Notes:
1.125% 1/15/21	32,952,162	33,304,440
1.375% 1/15/20	45,485,880	47,706,137
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		91,527,335
U.S. Treasury Obligations - 11.4%
U.S. Treasury Bonds:
3.875% 8/15/40	31,017,000	27,847,435
4.25% 11/15/40	32,531,000	31,199,246
4.375% 11/15/39	20,374,000	19,991,988
4.75% 2/15/41	3,520,000	3,670,149
U.S. Treasury Notes:
0.625% 1/31/13	68,386,000	68,351,260
1% 3/31/12	92,658,000	93,334,403
1.375% 11/30/15	60,072,000	58,293,328
2.125% 2/29/16	20,594,000	20,584,341
2.375% 9/30/14	21,200,000	21,875,750
2.625% 7/31/14	108,488,000	113,039,397
2.625% 11/15/20	40,430,000	37,817,858
3.625% 2/15/20	30,959,000	31,873,250
3.625% 2/15/21	15,946,000	16,222,567
TOTAL U.S. TREASURY OBLIGATIONS		544,100,972
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $637,938,183)		639,750,901
U.S. Government Agency - Mortgage Securities - 10.0%

Fannie Mae - 8.2%
2.59% 6/1/36 (g)	40,638	42,480
2.814% 2/1/35 (g)	759,981	798,668
2.999% 10/1/34 (g)	1,305,517	1,375,000
3% 11/1/25 to 2/1/26	9,999,410	9,746,840
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Fannie Mae - continued
3.5% 11/1/25 to 10/1/40	$ 9,813,771	$ 9,746,551
3.5% 3/1/26 (e)	9,000,000	9,018,964
3.536% 7/1/37 (g)	112,495	117,888
4% 5/1/24 to 2/1/41	9,054,458	8,954,332
4% 3/1/26 (e)	8,000,000	8,221,720
4% 3/1/41 (e)	10,000,000	9,860,677
4% 3/1/41 (e)	15,000,000	14,791,016
4.5% 6/1/24 to 11/1/40	13,509,229	13,809,871
4.5% 3/1/41 (e)(f)	59,000,000	60,129,508
4.5% 3/1/41 (e)	1,000,000	1,019,144
4.5% 3/1/41 (e)	6,000,000	6,114,865
4.5% 3/1/41 (e)	6,000,000	6,114,865
4.5% 3/1/41 (e)	6,500,000	6,624,437
4.5% 3/1/41 (e)	3,700,000	3,770,834
5% 4/1/18 to 9/1/40	29,605,231	31,232,241
5% 3/1/41 (e)(f)	19,000,000	19,899,420
5% 3/1/41 (e)	14,000,000	14,662,731
5% 3/1/41 (e)	13,000,000	13,615,393
5.5% 12/1/30 to 12/1/39	22,118,276	23,675,430
5.5% 3/1/41 (e)(f)	25,000,000	26,722,880
5.5% 3/1/41 (e)	9,000,000	9,620,237
5.5% 3/1/41 (e)	4,000,000	4,275,661
6% 7/1/21 to 9/1/39	23,648,309	25,775,422
6% 3/1/41 (e)	28,000,000	30,433,298
6% 3/1/41 (e)	15,000,000	16,303,553
6.5% 5/1/31 to 9/1/38	2,915,387	3,276,406
TOTAL FANNIE MAE		389,750,332
Freddie Mac - 0.2%
2.546% 7/1/35 (g)	484,228	506,366
2.665% 8/1/35 (g)	1,443,993	1,515,159
3.352% 10/1/35 (g)	56,311	59,654
4.5% 7/1/25 to 10/1/40	1,013,476	1,042,812
5% 9/1/39 to 9/1/40	6,193,801	6,497,700
6% 7/1/37 to 8/1/37	1,224,266	1,332,591
TOTAL FREDDIE MAC		10,954,282
Ginnie Mae - 1.6%
4% 1/15/25 to 10/20/25	7,757,129	8,107,780
4% 3/1/41 (e)(f)	15,000,000	15,008,985
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Ginnie Mae - continued
4.5% 3/15/39 to 6/15/40 (f)	$ 6,340,457	$ 6,563,432
4.5% 2/1/41 (e)(f)	16,000,000	16,553,808
5% 3/1/41 (e)(f)	27,000,000	28,666,248
5.5% 12/20/28 to 12/15/38	2,798,945	3,046,558
TOTAL GINNIE MAE		77,946,811
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $476,795,215)		478,651,425
Asset-Backed Securities - 0.4%

Accredited Mortgage Loan Trust Series 2005-1 Class M1, 0.7315% 4/25/35 (g)	273,800	204,844
ACE Securities Corp. Home Equity Loan Trust:
Series 2004-HE1:
Class M1, 1.0115% 3/25/34 (g)	8,812	8,699
Class M2, 1.9115% 3/25/34 (g)	56,000	45,604
Series 2005-HE2 Class M2, 0.7115% 4/25/35 (g)	27,308	25,657
Series 2006-OP1:
Class M4, 0.6315% 4/25/36 (g)	27,000	240
Class M5, 0.6515% 4/25/36 (g)	1,622	3
Advanta Business Card Master Trust Series 2006-C1 Class C1, 0.742% 10/20/14 (g)	7,991	1,487
Ally Master Owner Trust:
Series 2010-3 Class A, 2.88% 4/15/15 (d)	1,236,000	1,267,443
Series 2011-1 Class A2, 2.15% 1/15/16	4,058,000	4,051,820
AmeriCredit Prime Automobile Receivables Trust Series 2007-1:
Class D, 5.62% 9/8/14	164,000	168,311
Class E, 6.96% 3/8/16 (d)	648,577	663,929
Ameriquest Mortgage Securities, Inc. pass-thru certificates:
Series 2003-10 Class M1, 0.9615% 12/25/33 (g)	15,464	13,200
Series 2004-R2 Class M3, 0.8115% 4/25/34 (g)	21,541	5,541
Series 2005-R2 Class M1, 0.7115% 4/25/35 (g)	331,000	284,172
Argent Securities, Inc. pass-thru certificates:
Series 2003-W7 Class A2, 1.04% 3/25/34 (g)	7,674	6,113
Series 2004-W7 Class M1, 0.8115% 5/25/34 (g)	204,000	141,096
Series 2006-W4 Class A2C, 0.4215% 5/25/36 (g)	223,717	80,068
Asset Backed Securities Corp. Home Equity Loan Trust Series 2004-HE2 Class M1, 1.0865% 4/25/34 (g)	427,000	346,881
Asset-Backed Securities - continued
	Principal Amount	Value
Bank of America Auto Trust Series 2009-1A Class A4, 3.52% 6/15/16 (d)	$ 1,070,000	$ 1,108,082
Brazos Higher Education Authority, Inc. Series 2006-2 Class A9, 0.3128% 12/26/24 (g)	260,086	235,378
C-BASS Trust Series 2006-CB7 Class A2, 0.3215% 10/25/36 (g)	19,057	18,897
Capital Auto Receivables Asset Trust:
Series 2006-2:
Class B, 5.07% 12/15/11	15,726	15,751
Class C, 5.31% 6/15/12	188,000	190,510
Series 2007-1 Class C, 5.38% 11/15/12	67,000	69,423
CarMax Auto Owner Trust Series 2007-2 Class C, 5.61% 11/15/13	135,000	137,158
Carrington Mortgage Loan Trust:
Series 2006-FRE1 Class M1, 0.5615% 7/25/36 (g)	183,000	11,610
Series 2007-RFC1 Class A3, 0.4015% 12/25/36 (g)	289,000	108,653
Citigroup Mortgage Loan Trust Series 2007-AMC4 Class M1, 0.5315% 5/25/37 (g)	123,000	19,173
Countrywide Asset-Backed Certificates Trust:
Series 2007-11 Class 2A1, 0.3215% 6/25/47 (g)	7,851	7,709
Series 2007-4 Class A1A, 0.36% 9/25/37 (g)	57,076	54,589
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class B1, 5.5106% 3/25/32 (MGIC Investment Corp. Insured) (g)	15,322	5,724
Series 2004-3 Class M4, 1.2315% 4/25/34 (g)	25,557	10,649
Series 2004-4 Class M2, 1.0565% 6/25/34 (g)	94,124	53,946
Series 2005-3 Class MV1, 0.6815% 8/25/35 (g)	136,232	130,286
Series 2005-AB1 Class A2, 0.4715% 8/25/35 (g)	15,962	15,750
CPS Auto Receivables Trust Series 2006-D Class A4, 5.115% 8/15/13 (FSA Insured) (d)	61,286	62,095
Fannie Mae subordinate REMIC pass-thru certificates Series 2004-T5 Class AB3, 0.6842% 5/28/35 (g)	6,234	4,600
Fieldstone Mortgage Investment Corp. Series 2006-3 Class 2A3, 0.4215% 11/25/36 (g)	902,000	333,880
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 1.0865% 3/25/34 (g)	3,499	942
Ford Credit Auto Owner Trust:
Series 2006-B Class D, 7.26% 2/15/13 (d)	692,000	694,214
Series 2006-C Class D, 6.89% 5/15/13 (d)	490,000	499,566
Series 2007-A Class D, 7.05% 12/15/13 (d)	278,000	291,540
Ford Credit Floorplan Master Owner Trust:
Series 2006-4 Class B, 0.8158% 6/15/13 (g)	124,000	123,683
Series 2010-1 Class A, 1.9158% 12/15/14 (d)(g)	1,076,000	1,097,271
Series 2010-5 Class A1, 1.5% 9/15/15	1,407,000	1,395,157
Asset-Backed Securities - continued
	Principal Amount	Value
Franklin Auto Trust:
Series 2006-1 Class B, 5.14% 7/21/14	$ 6,797	$ 6,811
Series 2007-1:
Class A4, 5.03% 2/16/15	29,550	29,590
Class C, 5.43% 2/16/15	71,000	70,761
Fremont Home Loan Trust Series 2005-A:
Class M3, 0.7515% 1/25/35 (g)	152,000	75,116
Class M4, 0.9415% 1/25/35 (g)	58,000	18,476
GE Business Loan Trust:
Series 2003-1 Class A, 0.6958% 4/15/31 (d)(g)	39,641	37,064
Series 2006-2A:
Class A, 0.4458% 11/15/34 (d)(g)	299,017	248,184
Class B, 0.5458% 11/15/34 (d)(g)	108,155	70,301
Class C, 0.6458% 11/15/34 (d)(g)	179,728	89,864
GSAMP Trust:
Series 2004-AR1:
Class B4, 5% 6/25/34 (d)(g)	71,444	14,398
Class M1, 0.9115% 6/25/34 (g)	412,000	288,178
Series 2007-HE1 Class M1, 0.5115% 3/25/47 (g)	167,000	9,515
Home Equity Asset Trust:
Series 2003-2 Class M1, 1.5815% 8/25/33 (g)	49,917	36,252
Series 2003-3 Class M1, 1.5515% 8/25/33 (g)	124,932	103,783
Series 2003-5 Class A2, 0.9615% 12/25/33 (g)	5,278	3,709
Series 2005-5 Class 2A2, 0.5115% 11/25/35 (g)	14,621	14,429
Series 2006-1 Class 2A3, 0.4865% 4/25/36 (g)	200,032	194,853
HSBC Home Equity Loan Trust Series 2006-2 Class M2, 0.552% 3/20/36 (g)	117,294	97,699
HSI Asset Securitization Corp. Trust Series 2007-HE1 Class 2A3, 0.4515% 1/25/37 (g)	231,000	97,018
JPMorgan Mortgage Acquisition Trust Series 2007-CH1:
Class AV4, 0.3915% 11/25/36 (g)	231,000	198,487
Class MV1, 0.4915% 11/25/36 (g)	187,000	123,801
Keycorp Student Loan Trust:
Series 1999-A Class A2, 0.6328% 12/27/29 (g)	119,988	103,086
Series 2006-A Class 2C, 1.4528% 3/27/42 (g)	406,000	74,763
Long Beach Auto Receivables Trust Series 2007-A Class A4, 5.025% 1/15/14 (FSA Insured)	227,793	230,491
Long Beach Mortgage Loan Trust Series 2004-2 Class M2, 1.3415% 6/25/34 (g)	15,115	9,501
Marriott Vacation Club Owner Trust Series 2006-2A Class D, 6.01% 10/20/28 (d)	17,390	14,218
MASTR Asset Backed Securities Trust:
Series 2006-AM3 Class M1, 0.5215% 10/25/36 (g)	83,000	4,660
Asset-Backed Securities - continued
	Principal Amount	Value
MASTR Asset Backed Securities Trust: - continued
Series 2007-HE1 Class M1, 0.5615% 5/25/37 (g)	$ 126,000	$ 6,514
Meritage Mortgage Loan Trust Series 2004-1 Class M1, 1.0115% 7/25/34 (g)	21,210	14,020
Merrill Auto Trust Securitization Series 2007-1 Class B, 5.79% 12/15/13	12,532	12,614
Merrill Lynch Mortgage Investors Trust:
Series 2003-OPT1 Class M1, 0.9115% 7/25/34 (g)	75,475	59,133
Series 2006-FM1 Class A2B, 0.3715% 4/25/37 (g)	310,391	283,740
Series 2006-MLN1 Class A2A, 0.3315% 7/25/37 (g)	1,597	1,582
Series 2006-OPT1 Class A1A, 0.5215% 6/25/35 (g)	440,397	361,452
Morgan Stanley ABS Capital I Trust:
Series 2004-HE6 Class A2, 0.6015% 8/25/34 (g)	9,173	7,617
Series 2004-NC8 Class M6, 1.5115% 9/25/34 (g)	25,779	10,794
Series 2005-NC1 Class M1, 0.7015% 1/25/35 (g)	64,000	45,179
Series 2005-NC2 Class B1, 1.4315% 3/25/35 (g)	66,866	10,111
National Collegiate Student Loan Trust Series 2006-4:
Class A1, 0.2915% 3/25/25 (g)	20,408	20,295
Class D, 1.3615% 5/25/32 (g)	310,000	7,215
New Century Home Equity Loan Trust:
Series 2005-4 Class M2, 0.7715% 9/25/35 (g)	229,000	151,495
Series 2005-D Class M2, 0.7315% 2/25/36 (g)	109,000	10,041
Option One Mortgage Loan Trust:
Series 2007-5 Class 2A1, 0.3515% 5/25/37 (g)	9,145	8,974
Series 2007-6 Class 2A1, 0.3215% 7/25/37 (g)	19,905	19,453
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M3, 1.5115% 9/25/34 (g)	85,000	54,036
Class M4, 1.7115% 9/25/34 (g)	109,000	50,833
Series 2005-WCH1:
Class M2, 0.7815% 1/25/36 (g)	328,000	304,100
Class M3, 0.8215% 1/25/36 (g)	77,000	54,524
Class M4, 1.0915% 1/25/36 (g)	236,000	97,392
Series 2005-WHQ2:
Class M7, 1.5115% 5/25/35 (g)	291,000	7,228
Class M9, 2.1415% 5/25/35 (g)	4,059	5
Providian Master Note Trust Series 2006-C1A Class C1, 0.8158% 3/15/15 (d)(g)	488,000	487,910
Residential Asset Securities Corp. Series 2007-KS2 Class AI1, 0.3315% 2/25/37 (g)	8,512	8,420
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 1.0615% 4/25/33 (g)	815	718
Asset-Backed Securities - continued
	Principal Amount	Value
Saxon Asset Securities Trust Series 2004-1 Class M1, 1.0565% 3/25/35 (g)	$ 243,881	$ 202,084
Securitized Asset Backed Receivables LLC Trust:
Series 2006-FR4 Class A2A, 0.3415% 8/25/36 (g)	5,485	2,200
Series 2007-NC1 Class A2A, 0.3115% 12/25/36 (g)	1,783	1,750
Sierra Receivables Funding Co. Series 2007-1A Class A2, 0.4106% 3/20/19 (FGIC Insured) (d)(g)	113,102	106,467
SLM Private Credit Student Loan Trust Series 2004-A Class C, 1.2516% 6/15/33 (g)	204,000	18,108
SVO VOI Mortgage Corp. Series 2006-AA Class A, 5.28% 2/20/24 (d)	96,814	99,719
Terwin Mortgage Trust Series 2003-4HE Class A1, 1.1215% 9/25/34 (g)	4,618	3,597
Triad Auto Receivables Owner Trust Series 2006-C Class A4, 5.31% 5/13/13 (AMBAC Insured)	62,812	63,380
WaMu Master Note Trust Series 2006-C2A Class C2, 0.7658% 8/15/15 (d)(g)	1,297,000	1,292,684
TOTAL ASSET-BACKED SECURITIES (Cost $20,033,174)		20,161,736
Collateralized Mortgage Obligations - 0.4%

Private Sponsor - 0.4%
Arran Residential Mortgages Funding No. 1 PLC floater Series 2006-1A Class DB, 0.7331% 4/12/56 (d)(g)	228,263	226,482
Banc of America Commercial Mortgage Trust Series 2007-2:
Class B, 5.6983% 4/10/49 (g)	227,000	112,022
Class C, 5.6983% 4/10/49 (g)	605,000	261,634
Class D, 5.6983% 4/10/49 (g)	303,000	110,092
Banc of America Funding Corp. sequential payer Series 2010-R4 Class 2A1, 4.5% 3/26/37 (d)	879,124	895,794
Banc of America Mortgage Securities, Inc.:
Series 2003-L Class 2A1, 2.9055% 1/25/34 (g)	228,122	215,242
Series 2004-1 Class 2A2, 3.2375% 10/25/34 (g)	241,797	219,485
Series 2004-A Class 2A2, 2.9991% 2/25/34 (g)	31,485	28,123
Series 2004-B:
Class 1A1, 2.9237% 3/25/34 (g)	18,996	17,222
Class 2A2, 3.0527% 3/25/34 (g)	142,310	137,152
Series 2004-D Class 2A2, 2.9567% 5/25/34 (g)	212,846	195,425
Series 2004-G Class 2A7, 3.0214% 8/25/34 (g)	196,373	177,033
Series 2004-H Class 2A1, 3.1667% 9/25/34 (g)	176,213	159,626
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Bear Stearns ALT-A Trust floater Series 2005-1 Class A1, 0.5415% 1/25/35 (g)	$ 344,890	$ 286,907
Chase Mortgage Finance Trust:
Series 2007-A1 Class 1A5, 2.9853% 2/25/37 (g)	212,676	211,333
Series 2007-A2 Class 2A1, 3.0618% 7/25/37 (g)	253,852	254,303
Citigroup Commercial Mortgage Trust Series 2008-C7 Class A2B, 6.0995% 12/10/49 (g)	277,000	292,818
Citigroup Mortgage Loan Trust Series 2004-UST1 Class A4, 2.4204% 8/25/34 (g)	182,191	180,845
Cobalt CMBS Commercial Mortgage Trust Series 2007-C2 Class B, 5.617% 4/15/47 (g)	310,000	139,500
COMM pass-thru certificates floater Series 2001-J2A Class A2F, 0.7648% 7/16/34 (d)(g)	206,575	206,227
Credit Suisse First Boston Mortgage Securities Corp. floater Series 2007-AR7 Class 2A1, 2.9234% 11/25/34 (g)	250,221	234,251
Credit Suisse Mortgage Capital Certificates sequential payer Series 2010-16 Class A1, 3% 6/25/50 (d)	1,112,548	1,101,423
First Horizon Mortgage pass-thru Trust Series 2004-AR5 Class 2A1, 2.8757% 10/25/34 (g)	220,459	212,949
Fosse Master Issuer PLC floater Series 2006-1A:
Class B2, 0.4631% 10/18/54 (d)(g)	530,000	526,847
Class C2, 0.7731% 10/18/54 (d)(g)	178,000	176,469
Class M2, 0.5531% 10/18/54 (d)(g)	305,000	299,327
Gracechurch Mortgage Financing PLC floater Series 2006-1 Class D2, 0.7825% 11/20/56 (d)(g)	433,000	422,521
Granite Master Issuer PLC floater:
Series 2006-4:
Class B1, 0.353% 12/20/54 (g)	682,000	562,650
Class M1, 0.433% 12/20/54 (g)	179,000	135,145
Series 2007-1:
Class 1M1, 0.563% 12/20/54 (g)	226,000	170,630
Class 2M1, 0.763% 12/20/54 (g)	290,000	218,950
GSR Mortgage Loan Trust Series 2007-AR2 Class 2A1, 2.9085% 4/25/35 (g)	93,426	80,915
Harborview Mortgage Loan Trust floater Series 2005-2 Class 2A1A, 0.482% 5/19/35 (g)	58,697	39,290
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class A3, 5.447% 6/12/47 (g)	525,000	543,452
JPMorgan Mortgage Trust:
sequential payer Series 2006-A5 Class 3A5, 5.9004% 8/25/36 (g)	330,000	275,763
Series 2004-A3 Class 4A1, 4.29% 7/25/34 (g)	212,478	205,985
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
JPMorgan Mortgage Trust: - continued
Series 2006-A2 Class 5A1, 2.9739% 11/25/33 (g)	$ 240,783	$ 231,539
LB-UBS Commercial Mortgage Trust sequential payer Series 2006-C6 Class A4, 5.372% 9/15/39	125,000	134,474
MASTR Adjustable Rate Mortgages Trust Series 2007-3 Class 22A2, 0.4715% 5/25/47 (g)	161,549	111,484
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 0.4315% 2/25/37 (g)	275,997	198,470
Merrill Lynch Floating Trust floater Series 2006-1:
Class C, 0.456% 6/15/22 (d)(g)	237,000	210,338
Class E, 0.476% 6/15/22 (d)(g)	146,000	123,005
Class F, 0.506% 6/15/22 (d)(g)	241,000	199,428
Class H, 0.596% 6/15/22 (d)(g)	109,000	86,928
Class J, 0.636% 6/15/22 (d)(g)	128,000	96,320
Merrill Lynch Mortgage Investors Trust:
Series 2004-A4 Class A1, 2.7866% 8/25/34 (g)	283,611	270,546
Series 2005-A2 Class A7, 2.6496% 2/25/35 (g)	193,979	181,356
Series 2006-A6 Class A4, 3.1889% 10/25/33 (g)	187,588	180,583
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 0.5515% 7/25/35 (g)	365,708	299,654
Option One Mortgage Loan Trust floater Series 2007-CP1 Class M1, 0.5615% 3/25/37 (g)	455,000	29,740
Provident Funding Mortgage Loan Trust Series 2005-2 Class 3A, 2.81% 10/25/35 (g)	654,336	572,622
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B:
Class B5, 2.614% 7/10/35 (d)(g)	233,332	189,722
Class B6, 3.114% 7/10/35 (d)(g)	309,492	237,133
Residential Asset Mortgage Products, Inc. sequential payer:
Series 2003-SL1 Class A31, 7.125% 4/25/31	125,757	132,186
Series 2004-SL3 Class A1, 7% 8/25/16	6,684	6,479
Residential Funding Securities Corp. floater Series 2003-RP2 Class A1, 0.7115% 6/25/33 (d)(g)	59,915	49,110
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 0.8997% 7/20/34 (g)	6,385	4,750
Structured Asset Securities Corp.:
Series 2003-15A Class 4A, 5.3732% 4/25/33 (g)	82,815	80,216
Series 2003-20 Class 1A1, 5.5% 7/25/33	62,933	64,378
TBW Mortgage-Backed pass-thru certificates floater Series 2006-4 Class A3, 0.46% 9/25/36 (g)	524,000	372,988
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
WaMu Mortgage pass-thru certificates:
Series 2003-AR8 Class A, 2.7159% 8/25/33 (g)	$ 143,792	$ 136,794
Series 2005-AR3 Class A2, 2.7112% 3/25/35 (g)	384,343	345,816
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-W Class A9, 2.7616% 11/25/34 (g)	442,000	425,676
Series 2005-AR12 Class 2A6, 2.8181% 7/25/35 (g)	480,875	455,988
Series 2005-AR2 Class 2A2, 2.8076% 3/25/35 (g)	322,692	301,872
Series 2005-AR3 Class 2A1, 2.8794% 3/25/35 (g)	264,912	241,971
Series 2006-AR8 Class 3A1, 2.8958% 4/25/36 (g)	2,696,150	2,460,039
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $17,514,581)		17,965,437
Commercial Mortgage Securities - 2.1%

Asset Securitization Corp. Series 1997-D5:
Class A2, 7.0685% 2/14/43 (g)	204,000	217,078
Class A3, 7.1185% 2/14/43 (g)	220,000	237,736
Class A6, 7.4385% 2/14/43 (g)	324,000	344,348
Banc of America Commercial Mortgage Trust:
sequential payer:
Series 2006-2 Class AAB, 5.7218% 5/10/45 (g)	323,000	347,633
Series 2006-3 Class A4, 5.889% 7/10/44 (g)	1,724,000	1,884,199
Series 2006-6 Class A3, 5.369% 10/10/45	554,000	574,605
Series 2007-2 Class A1, 5.421% 4/10/49	15,084	15,359
Series 2007-4 Class A3, 5.8093% 2/10/51 (g)	276,000	291,146
Series 2006-6 Class E, 5.619% 10/10/45 (d)	160,000	45,990
Series 2007-3:
Class A3, 5.6579% 6/10/49 (g)	463,000	482,872
Class A4, 5.6579% 6/10/49 (g)	577,000	616,061
Banc of America Commercial Mortgage, Inc.:
sequential payer:
Series 2001-1 Class A4, 5.451% 1/15/49	607,000	646,838
Series 2004-2:
Class A3, 4.05% 11/10/38	57,475	58,358
Class A4, 4.153% 11/10/38	351,000	362,073
Series 2005-1 Class A3, 4.877% 11/10/42	252,492	253,021
Series 2006-1 Class A1, 5.219% 9/10/45 (g)	19,965	19,961
Series 2001-3 Class H, 6.562% 4/11/37 (d)	155,000	156,931
Series 2001-PB1 Class K, 6.15% 5/11/35 (d)	129,000	122,819
Series 2005-3 Series A3B, 5.09% 7/10/43 (g)	860,000	892,872
Series 2007-1 Class B, 5.543% 1/15/49	167,000	134,136
Commercial Mortgage Securities - continued
	Principal Amount	Value
Banc of America Large Loan, Inc. floater:
Series 2005-MIB1:
Class C, 0.5758% 3/15/22 (d)(g)	$ 119,000	$ 116,620
Class D, 0.6258% 3/15/22 (d)(g)	121,000	112,530
Class E, 0.6658% 3/15/22 (d)(g)	100,000	91,000
Series 2006-BIX1:
Class C, 0.4458% 10/15/19 (d)(g)	178,000	171,770
Class D, 0.4758% 10/15/19 (d)(g)	217,000	202,895
Class E, 0.5058% 10/15/19 (d)(g)	201,000	182,910
Class F, 0.5758% 10/15/19 (d)(g)	477,000	419,760
Class G, 0.5958% 10/15/19 (d)(g)	192,000	161,280
Bayview Commercial Asset Trust floater:
Series 2004-1:
Class A, 0.6215% 4/25/34 (d)(g)	197,983	175,215
Class B, 2.1615% 4/25/34 (d)(g)	22,161	12,410
Series 2004-2 Class A, 0.6915% 8/25/34 (d)(g)	161,248	140,286
Series 2004-3:
Class A1, 0.6315% 1/25/35 (d)(g)	361,076	310,526
Class A2, 0.6815% 1/25/35 (d)(g)	51,845	38,884
Class M1, 0.7615% 1/25/35 (d)(g)	62,276	44,839
Class M2, 1.2615% 1/25/35 (d)(g)	31,291	21,122
Series 2005-2A:
Class A1, 0.5715% 8/25/35 (d)(g)	276,379	225,249
Class M2, 0.7415% 8/25/35 (d)(g)	24,015	15,009
Series 2005-3A:
Class A1, 0.5815% 11/25/35 (d)(g)	110,199	89,813
Class A2, 0.6615% 11/25/35 (d)(g)	103,165	81,501
Series 2005-4A:
Class A2, 0.6515% 1/25/36 (d)(g)	253,705	197,890
Class M1, 0.7115% 1/25/36 (d)(g)	81,889	54,456
Series 2006-2A Class A1, 0.4915% 7/25/36 (d)(g)	676,487	541,189
Series 2006-4A:
Class A1, 0.4915% 12/25/36 (d)(g)	128,535	103,471
Class A2, 0.5315% 12/25/36 (d)(g)	650,990	488,243
Series 2007-1:
Class A2, 0.5315% 3/25/37 (d)(g)	142,015	100,831
Class B3, 3.6115% 3/25/37 (d)(g)	89,079	9,799
Series 2007-2A:
Class A1, 0.5315% 7/25/37 (d)(g)	355,628	263,165
Class A2, 0.5815% 7/25/37 (d)(g)	332,962	163,151
Class B1, 1.8615% 7/25/37 (d)(g)	100,045	13,006
Class B2, 2.5115% 7/25/37 (d)(g)	86,758	10,411
Class B3, 3.6115% 7/25/37 (d)(g)	97,700	8,793
Commercial Mortgage Securities - continued
	Principal Amount	Value
Bayview Commercial Asset Trust floater: - continued
Series 2007-2A:
Class M1, 0.6315% 7/25/37 (d)(g)	$ 113,332	$ 35,983
Class M4, 0.9115% 7/25/37 (d)(g)	124,275	22,369
Class M5, 1.0115% 7/25/37 (d)(g)	109,424	16,414
Class M6, 1.2615% 7/25/37 (d)(g)	139,907	19,587
Series 2007-3:
Class A2, 0.5515% 7/25/37 (d)(g)	140,103	93,869
Class B1, 1.2115% 7/25/37 (d)(g)	84,578	10,995
Class B2, 1.8615% 7/25/37 (d)(g)	216,933	21,693
Class B3, 4.2615% 7/25/37 (d)(g)	112,341	8,987
Class M1, 0.5715% 7/25/37 (d)(g)	74,248	33,412
Class M2, 0.6015% 7/25/37 (d)(g)	79,413	27,795
Class M3, 0.6315% 7/25/37 (d)(g)	127,190	38,157
Class M4, 0.7615% 7/25/37 (d)(g)	200,793	56,222
Class M5, 0.8615% 7/25/37 (d)(g)	102,010	22,442
Class M6, 1.0615% 7/25/37 (d)(g)	77,476	15,495
Series 2007-4A:
Class B2, 3.7115% 9/25/37 (d)(g)	175,570	4,389
Class M4, 1.8615% 9/25/37 (d)(g)	118,988	10,709
Class M5, 2.0115% 9/25/37 (d)(g)	118,988	8,329
Class M6, 2.2115% 9/25/37 (d)(g)	118,988	7,139
Bear Stearns Commercial Mortgage Securities Trust:
floater:
Series 2006-BBA7 Class G, 0.7058% 3/15/19 (d)(g)	129,000	107,829
Series 2007-BBA8:
Class E, 0.5658% 3/15/22 (d)(g)	514,000	395,780
Class F, 0.6158% 3/15/22 (d)(g)	315,000	226,800
sequential payer:
Series 2003-PWR2 Class A3, 4.834% 5/11/39	74,336	75,489
Series 2004-PWR3 Class A3, 4.487% 2/11/41	159,953	162,614
Series 2006-T24 Class A1, 4.905% 10/12/41 (g)	16,806	16,928
Series 2007-PW16 Class A4, 5.7174% 6/11/40 (g)	162,000	176,158
Series 2007-PW17 Class A1, 5.282% 6/11/50	96,157	97,679
Series 2007-T26 Class A1, 5.145% 1/12/45 (g)	47,830	48,867
Series 2006-PW13 Class A3, 5.518% 9/11/41	978,000	1,024,544
Series 2006-T22 Class A4, 5.514% 4/12/38 (g)	35,000	38,296
Series 2007-PW16:
Class B, 5.7174% 6/11/40 (d)(g)	44,000	29,392
Class C, 5.7174% 6/11/40 (d)(g)	37,000	20,734
Class D, 5.7174% 6/11/40 (d)(g)	37,000	19,253
Commercial Mortgage Securities - continued
	Principal Amount	Value
C-BASS Trust floater Series 2006-SC1 Class A, 0.5315% 5/25/36 (d)(g)	$ 137,415	$ 102,342
CDC Commercial Mortgage Trust Series 2002-FX1 Class G, 6.625% 5/15/35 (d)	325,000	345,264
Citigroup Commercial Mortgage Trust:
floater Series 2006-FL2:
Class F, 0.574% 8/15/21 (d)(g)	99,000	96,525
Class G, 0.594% 8/15/21 (d)(g)	82,000	76,706
Class H, 0.634% 8/15/21 (d)(g)	66,000	59,400
Series 2006-C5 Class AMP2, 5.5005% 10/15/49 (d)	418,986	379,043
Series 2007-C6:
Class A1, 5.622% 12/10/49 (g)	68,730	68,832
Class A2, 5.6981% 12/10/49 (g)	277,000	287,606
Class A4, 5.6981% 12/10/49 (g)	918,000	994,945
Series 2007-FL3A Class A2, 0.4058% 4/15/22 (d)(g)	1,000,000	959,748
Citigroup/Deutsche Bank Commercial Mortgage Trust:
sequential payer Series 2007-CD4:
Class A2A, 5.237% 12/11/49	217,273	219,470
Class A4, 5.322% 12/11/49	3,207,000	3,380,170
Series 2007-CD4:
Class A3, 5.293% 12/11/49	270,000	277,941
Class C, 5.476% 12/11/49	522,000	182,700
Cobalt CMBS Commercial Mortgage Trust:
sequential payer Series 2007-C3 Class A3, 5.8155% 5/15/46 (g)	277,000	296,742
Series 2006-C1 Class B, 5.359% 8/15/48	831,000	457,050
COMM pass-thru certificates:
floater:
Series 2005-F10A:
Class B, 0.4958% 4/15/17 (d)(g)	748,000	695,640
Class C, 0.5358% 4/15/17 (d)(g)	223,000	205,160
Class D, 0.5758% 4/15/17 (d)(g)	152,000	138,320
Class E, 0.6358% 4/15/17 (d)(g)	48,000	42,720
Class F, 0.6758% 4/15/17 (d)(g)	27,000	23,220
Class G, 0.8158% 4/15/17 (d)(g)	27,000	22,140
Class H, 0.8858% 4/15/17 (d)(g)	27,000	20,790
Series 2005-FL11:
Class C, 0.5658% 11/15/17 (d)(g)	211,411	200,841
Class D, 0.6058% 11/15/17 (d)(g)	10,969	10,202
Class E, 0.6558% 11/15/17 (d)(g)	38,892	35,780
Class F, 0.7158% 11/15/17 (d)(g)	29,917	27,224
Class G, 0.7658% 11/15/17 (d)(g)	20,609	18,548
Commercial Mortgage Securities - continued
	Principal Amount	Value
COMM pass-thru certificates: - continued
floater:
Series 2006-FL12 Class AJ, 0.3958% 12/15/20 (d)(g)	$ 395,000	$ 365,375
sequential payer:
Series 2005-C6 Class A2, 4.999% 6/10/44 (g)	2,750	2,749
Series 2006-C8:
Class A3, 5.31% 12/10/46	789,000	819,849
Class A4, 5.306% 12/10/46	3,713,000	3,926,178
Series 2006-CN2A:
Class A2FX, 5.449% 2/5/19 (d)	468,000	468,000
Class AJFX, 5.478% 2/5/19 (d)	828,000	826,687
Series 2007-C9 Class A4, 5.8148% 12/10/49 (g)	613,000	669,720
Series 2006-C8 Class B, 5.44% 12/10/46	480,000	317,082
Credit Suisse Commercial Mortgage Trust:
sequential payer:
Series 2006-C4 Class A3, 5.467% 9/15/39	1,429,000	1,528,223
Series 2007-C2 Class A3, 5.542% 1/15/49 (g)	554,000	581,880
Series 2007-C3 Class A4, 5.7203% 6/15/39 (g)	167,000	177,791
Series 2006-C4 Class AAB, 5.439% 9/15/39	1,577,000	1,650,893
Series 2007-C5 Class A4, 5.695% 9/15/40 (g)	251,000	264,257
Credit Suisse First Boston Mortgage Capital Certificates floater Series 2007-TF2A Class B, 0.6158% 4/15/22 (d)(g)	988,000	770,640
Credit Suisse First Boston Mortgage Securities Corp.:
sequential payer:
Series 2001-CK6 Class B, 6.582% 8/15/36	277,000	283,682
Series 2002-CP5 Class A1, 4.106% 12/15/35	13,630	13,812
Series 2004-C1:
Class A3, 4.321% 1/15/37	46,490	47,042
Class A4, 4.75% 1/15/37	129,000	135,691
Series 2006-C1 Class A3, 5.5457% 2/15/39 (g)	1,463,000	1,547,495
Credit Suisse Mortgage Capital Certificates:
floater Series 2007-TFL1:
Class B, 0.4158% 2/15/22 (d)(g)	105,000	94,500
Class C:
0.4358% 2/15/22 (d)(g)	299,000	263,120
0.5358% 2/15/22 (d)(g)	107,000	89,880
Class F, 0.5858% 2/15/22 (d)(g)	213,000	174,660
Series 2007-C1 Class B, 5.487% 2/15/40 (d)(g)	420,000	63,000
First Union National Bank-Bank of America Commercial Mortgage Trust Series 2001-C1 Class D, 6.484% 3/15/33	99,000	98,949
Commercial Mortgage Securities - continued
	Principal Amount	Value
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	$ 1,377,000	$ 1,451,169
Greenwich Capital Commercial Funding Corp.:
floater Series 2006-FL4 Class B, 0.453% 11/5/21 (d)(g)	104,000	98,304
sequential payer:
Series 2007-GG11 Class A2, 5.597% 12/10/49	554,000	580,536
Series 2007-GG9 Class A4, 5.444% 3/10/39	805,000	859,984
Series 2006-GG7:
Class A3, 5.8829% 7/10/38 (g)	730,000	770,154
Class A4, 5.8829% 7/10/38 (g)	2,144,000	2,354,615
GS Mortgage Securities Corp. II:
floater:
Series 2006-FL8A:
Class D, 0.543% 6/6/20 (d)(g)	66,000	60,737
Class E, 0.633% 6/6/20 (d)(g)	77,000	69,291
Class F, 0.703% 6/6/20 (d)(g)	134,000	117,903
Series 2007-EOP:
Class C, 2.1455% 3/6/20 (d)(g)	263,000	256,605
Class D, 2.3636% 3/6/20 (d)(g)	1,737,000	1,690,327
Class H, 3.5846% 3/6/20 (d)(g)	121,000	115,832
Class J, 4.4568% 3/6/20 (d)(g)	174,000	163,350
sequential payer Series 2004-GG2 Class A4, 4.964% 8/10/38	86,000	87,032
GS Mortgage Securities Trust sequential payer:
Series 2006-GG8 Class A2, 5.479% 11/10/39	416,000	421,525
Series 2007-GG10:
Class A1, 5.69% 8/10/45	5,022	5,090
Class A2, 5.778% 8/10/45	132,000	135,360
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP7 Class A4, 5.8745% 4/15/45 (g)	747,000	817,929
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2006-FLA2:
Class B, 0.4358% 11/15/18 (d)(g)	180,046	169,244
Class C, 0.4758% 11/15/18 (d)(g)	128,169	120,478
Class F, 0.5958% 11/15/18 (d)(g)	87,480	75,233
Class G, 0.6258% 11/15/18 (d)(g)	75,782	63,657
sequential payer:
Series 2006-LDP8 Class A4, 5.399% 5/15/45	176,000	189,301
Series 2006-LDP9:
Class A2, 5.134% 5/15/47 (g)	132,000	136,630
Class A3, 5.336% 5/15/47	115,000	122,218
Series 2007-CB19 Class A4, 5.7447% 2/12/49 (g)	972,000	1,046,903
Commercial Mortgage Securities - continued
	Principal Amount	Value
JPMorgan Chase Commercial Mortgage Securities Trust: - continued
sequential payer:
Series 2007-CB20 Class A4, 5.794% 2/12/51	$ 1,382,000	$ 1,500,983
Series 2007-LD11 Class A2, 5.8025% 6/15/49 (g)	778,000	805,038
Series 2007-LDP10 Class A1, 5.122% 1/15/49	4,350	4,371
Series 2007-LDPX:
Class A2 S, 5.305% 1/15/49	628,000	642,295
Class A3, 5.412% 1/15/49	4,514,000	4,797,647
Series 2006-CB17 Class A3, 5.45% 12/12/43	79,000	81,851
Series 2007-CB19:
Class B, 5.7447% 2/12/49 (g)	24,000	14,170
Class C, 5.7447% 2/12/49 (g)	62,000	31,679
Class D, 5.7447% 2/12/49 (g)	65,000	30,361
Series 2007-LDP10:
Class BS, 5.437% 1/15/49 (g)	53,000	33,946
Class CS, 5.466% 1/15/49 (g)	23,000	12,428
Class ES, 5.5411% 1/15/49 (d)(g)	143,000	36,314
JPMorgan Commercial Mortgage Finance Corp. Series 2000-C9 Class G, 6.25% 10/15/32 (d)	93,517	93,564
LB Commercial Conduit Mortgage Trust:
sequential payer Series 2007-C3 Class A4, 5.948% 7/15/44 (g)	4,948,000	5,339,045
Series 1998-C1 Class D, 6.98% 2/18/30	82,922	83,026
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2001-C2 Class A2, 6.653% 11/15/27	2,466	2,470
Series 2006-C1 Class A2, 5.084% 2/15/31	70,284	70,352
Series 2006-C6:
Class A1, 5.23% 9/15/39	23,882	23,904
Class A2, 5.262% 9/15/39 (g)	483,000	487,756
Series 2006-C7:
Class A1, 5.279% 11/15/38	8,870	8,952
Class A2, 5.3% 11/15/38	305,000	310,078
Class A3, 5.347% 11/15/38	206,000	220,675
Series 2007-C1:
Class A1, 5.391% 2/15/40 (g)	20,952	21,257
Class A4, 5.424% 2/15/40	1,687,000	1,810,060
Series 2007-C2 Class A3, 5.43% 2/15/40	505,000	538,935
Series 2001-C3 Class B, 6.512% 6/15/36	535,000	543,091
Series 2001-C7 Class D, 6.514% 11/15/33	305,000	312,117
Series 2007-C6 Class A4, 5.858% 7/15/40 (g)	346,000	373,590
Series 2007-C7 Class A3, 5.866% 9/15/45	294,000	317,281
Commercial Mortgage Securities - continued
	Principal Amount	Value
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2006-LLFA:
Class D, 0.4958% 9/15/21 (d)(g)	$ 88,297	$ 79,467
Class E, 0.5558% 9/15/21 (d)(g)	320,310	281,873
Class F, 0.6058% 9/15/21 (d)(g)	183,169	155,693
Class G, 0.6258% 9/15/21 (d)(g)	361,641	292,929
Class H, 0.6658% 9/15/21 (d)(g)	92,993	72,535
Lehman Large Loan Trust Series 1997-LLI Class E, 7.3% 10/12/34	492,000	504,514
Merrill Lynch Mortgage Trust:
sequential payer:
Series 2004-MKB1 Class A2, 4.353% 2/12/42	8,108	8,106
Series 2005-CIP1 Class A2, 4.96% 7/12/38	652,079	660,040
Series 2005-CKI1 Class A3, 5.2412% 11/12/37 (g)	455,000	463,642
Series 2005-LC1 Class F, 5.3853% 1/12/44 (d)(g)	241,000	122,978
Series 2006-C1 Class A2, 5.6109% 5/12/39 (g)	327,841	337,920
Series 2007-C1 Class A4, 5.8261% 6/12/50 (g)	1,049,000	1,138,912
Series 2008-C1 Class A4, 5.69% 2/12/51	591,000	632,960
Merrill Lynch-CFC Commercial Mortgage Trust:
floater Series 2006-4 Class A2FL, 0.3813% 12/12/49 (g)	126,153	123,173
sequential payer:
Series 2006-1 CLass A3, 5.4839% 2/12/39 (g)	295,000	306,623
Series 2006-4 Class ASB, 5.133% 12/12/49 (g)	238,000	252,894
Series 2007-5:
Class A3, 5.364% 8/12/48	108,000	111,132
Class B, 5.479% 2/12/17	831,000	365,017
Series 2007-6:
Class A1, 5.175% 3/12/51	9,355	9,454
Class A4, 5.485% 3/12/51 (g)	656,000	688,862
Series 2007-7 Class A4, 5.7439% 6/12/50 (g)	970,000	1,031,749
Series 2007-8 Class A1, 4.622% 8/12/49	41,600	42,061
Series 2007-6 Class B, 5.635% 3/12/51 (g)	277,000	135,689
Series 2007-7 Class B, 5.75% 6/12/50	356,000	80,829
Series 2007-8 Class A3, 5.9645% 8/12/49 (g)	239,000	258,774
Morgan Stanley Capital I Trust:
floater:
Series 2006-XLF Class C, 1.466% 7/15/19 (d)(g)	57,391	29,843
Series 2007-XLFA:
Class C, 0.426% 10/15/20 (d)(g)	159,000	133,560
Class D, 0.456% 10/15/20 (d)(g)	107,000	80,250
Class E, 0.516% 10/15/20 (d)(g)	134,000	87,100
Class NHRO, 1.156% 10/15/20 (d)(g)	127,622	28,077
Commercial Mortgage Securities - continued
	Principal Amount	Value
Morgan Stanley Capital I Trust: - continued
sequential payer:
Series 2005-IQ9 Class A3, 4.54% 7/15/56	$ 411,000	$ 421,692
Series 2007-HQ11:
Class A1, 5.246% 2/12/44	18,899	19,054
Class A31, 5.439% 2/12/44 (g)	2,197,000	2,281,777
Series 2007-IQ13 Class A1, 5.05% 3/15/44	40,366	40,776
Series 2007-IQ14 Class A1, 5.38% 4/15/49	29,929	30,479
Series 2007-IQ15 Class A4, 5.8793% 6/11/49 (g)	1,262,000	1,369,345
Series 2007-T25 Class A1, 5.391% 11/12/49	26,901	27,353
Series 2007-T27 Class A4, 5.6497% 6/11/42 (g)	1,015,000	1,105,778
Series 2006-HQ8 Class A3, 5.442% 3/12/44 (g)	430,000	435,051
Series 2006-IQ11 Class A4, 5.7317% 10/15/42 (g)	83,000	90,761
Series 2006-IQ12 Class B, 5.468% 12/15/43	277,000	180,050
Series 2006-T23 Class A3, 5.803% 8/12/41 (g)	141,000	150,481
Series 2007-HQ11 Class B, 5.538% 2/20/44 (g)	502,000	376,500
Series 2007-HQ12 Class A4, 5.5971% 4/12/49 (g)	1,466,000	1,514,327
Series 2007-IQ14:
Class A4, 5.692% 4/15/49 (g)	416,000	440,662
Class AAB, 5.654% 4/15/49	608,000	643,639
Class B, 5.7308% 4/15/49 (g)	68,000	37,400
Structured Asset Securities Corp. Series 1997-LLI Class D, 7.15% 10/12/34	25,281	25,812
TrizecHahn Office Properties Trust Series 2001-TZHA Class C4, 6.893% 5/15/16 (d)	171,943	173,309
Wachovia Bank Commercial Mortgage Trust:
floater:
Series 2005-WL5A Class K, 1.4658% 1/15/18 (d)(g)	204,000	195,849
Series 2006-WL7A:
Class E, 0.544% 9/15/21 (d)(g)	278,000	216,233
Class F, 0.604% 8/11/18 (d)(g)	301,000	201,799
Class G, 0.624% 8/11/18 (d)(g)	285,000	174,876
Series 2007-WHL8:
Class F, 0.7458% 6/15/20 (d)(g)	686,000	445,900
Class LXR2, 1.0658% 6/15/20 (d)(g)	467,831	369,587
sequential payer:
Series 2003-C7 Class A1, 4.241% 10/15/35 (d)	383,142	385,872
Series 2006-C27 Class A2, 5.624% 7/15/45	225,895	227,838
Series 2006-C28 Class A4, 5.572% 10/15/48	1,373,000	1,470,497
Series 2006-C29:
Class A1, 5.11% 11/15/48	47,228	47,579
Class A3, 5.313% 11/15/48	736,000	769,577
Commercial Mortgage Securities - continued
	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust: - continued
sequential payer:
Series 2007-C30:
Class A1, 5.031% 12/15/43	$ 1,314	$ 1,313
Class A3, 5.246% 12/15/43	238,000	244,713
Class A4, 5.305% 12/15/43	81,000	82,700
Class A5, 5.342% 12/15/43	296,000	308,826
Series 2007-C31:
Class A1, 5.14% 4/15/47	596	595
Class A4, 5.509% 4/15/47	626,000	659,096
Series 2007-C32:
Class A2, 5.7406% 6/15/49 (g)	332,000	346,050
Class A3, 5.7456% 6/15/49 (g)	3,959,000	4,220,334
Series 2005-C19 Class B, 4.892% 5/15/44	277,000	256,013
Series 2005-C22:
Class B, 5.3619% 12/15/44 (g)	614,000	549,185
Class F, 5.3619% 12/15/44 (d)(g)	462,000	261,496
Series 2006-C29 Class E, 5.516% 11/15/48 (g)	277,000	149,503
Series 2007-C30:
Class C, 5.483% 12/15/43 (g)	831,000	430,138
Class D, 5.513% 12/15/43 (g)	443,000	180,192
Series 2007-C31 Class C, 5.6933% 4/15/47 (g)	1,142,000	588,634
Series 2007-C31A Class A2, 5.421% 4/15/47	994,000	1,028,136
Series 2007-C32:
Class D, 5.7456% 6/15/49 (g)	208,000	111,865
Class E, 5.7456% 6/15/49 (g)	328,000	138,514
Wachovia Bank Commercial Mortgage Trust pass-thru certificates:
sequential payer Series 2007-C33 Class A5, 5.8994% 2/15/51 (g)	183,000	197,342
Series 2007-C33 Class B, 5.8994% 2/15/51 (g)	466,000	343,695
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $101,018,703)		102,984,125
Municipal Securities - 0.1%

Beaver County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (FirstEnergy Nuclear Generation Corp. Proj.) Series 2005 A, 3.375%, tender 1/1/35 (g)	465,000	453,900
California Gen. Oblig.:
7.5% 4/1/34	1,590,000	1,701,491
7.55% 4/1/39	1,165,000	1,257,140
Municipal Securities - continued
	Principal Amount	Value
Illinois Gen. Oblig.:
5.665% 3/1/18 (e)	$ 825,000	$ 826,766
5.877% 3/1/19 (e)	735,000	736,911
TOTAL MUNICIPAL SECURITIES (Cost $4,850,557)		4,976,208
Supranational Obligations - 0.0%

Corporacion Andina de Fomento 5.2% 5/21/13 (Cost $110,716)	104,000	110,603
Fixed-Income Funds - 66.8%
	Shares
Bank Loan Funds - 1.0%
Eaton Vance Floating-Rate Fund - Advisers Class	5,585,125	50,768,790
High Yield Fixed-Income Funds - 1.5%
Fidelity Focused High Income Fund (c)	7,519,900	70,611,865
Intermediate-Term Bond Funds - 63.7%
DoubleLine Total Return Bond Fund	9,139,209	100,531,299
Fidelity U.S. Bond Index Fund (c)	21,110,923	238,975,649
JPMorgan Core Bond Fund Class A	32,528,021	372,771,124
Loomis Sayles Bond Fund Retail Class	2,334,473	33,849,864
Metropolitan West Total Return Bond Fund Class M	31,767,560	331,335,647
PIMCO Total Return Fund Administrative Class	136,439,628	1,484,463,142
Templeton Global Bond Fund Class A	7,470,870	101,529,117
Westcore Plus Bond Fund	4,145,601	44,523,751
Western Asset Core Bond Portfolio Class F	7,233,480	83,546,692
Western Asset Core Plus Bond Portfolio	23,970,931	259,844,892
TOTAL INTERMEDIATE-TERM BOND FUNDS		3,051,371,177
Municipal Bond Funds - 0.3%
Fidelity Municipal Income Fund (c)	1,373,744	16,855,833
Sector Funds - 0.3%
Fidelity Real Estate Income Fund (c)	1,198,525	12,956,055
TOTAL FIXED-INCOME FUNDS (Cost $3,168,935,877)		3,202,563,720
Short-Term Funds - 1.5%
	Shares	Value
Short-Term Funds - 1.5%
Prudential Short-Term Corporate Bond Fund, Inc. Class A (Cost $73,686,250)	6,417,206	$ 73,669,529
Preferred Securities - 0.0%
	Principal Amount
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
MUFG Capital Finance 1 Ltd. 6.346% (g) (Cost $720,723)	$ 701,000	722,023
Money Market Funds - 5.0%
	Shares
Fidelity Cash Central Fund, 0.19% (a)(c) (Cost $238,321,300)	238,321,300	238,321,300
TOTAL INVESTMENT PORTFOLIO - 106.5% (Cost $5,063,478,110)		5,104,233,700
NET OTHER ASSETS (LIABILITIES) - (6.5)%		(312,647,016)
NET ASSETS - 100%		$ 4,791,586,684
Swap Agreements
	Expiration Date	Notional Amount	Value
Interest Rate Swaps
Receive quarterly a floating rate based on 3-month LIBOR and pay semi-annually a fixed rate equal to 4.5176% with JPMorgan Chase, Inc.	Feb. 2041	$ 13,244,000	$ (578,690)
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $81,061,850 or 1.7% of net assets.

(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f) A portion of the security is subject to a forward commitment to sell.
(g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,113
Fidelity Mortgage Backed Securities Central Fund	22,272
Fidelity Specialized High Income Central Fund	10,870
Total	$ 40,255
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases*	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Mortgage Backed Securities Central Fund	$ -	$ 178,574,194	$ 178,165,198	$ -	0.0%
Fidelity Specialized High Income Central Fund	-	30,787,305	30,817,613	-	0.0%
Total	$ -	$ 209,361,499	$ 208,982,811	$ -
* Includes the value of shares purchased through in-kind transactions. See Note 6 of Notes to Financial Statements.
Affiliated Underlying Funds
Information regarding the fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Focused High Income Fund	$ 18,741,343	$ 54,875,253	$ 3,492,334	$ 1,747,816	$ 70,611,865
Fidelity Interme-diate Bond Fund	213,541,617	23,115,238	241,950,019	6,326,407	-
Fidelity Invest-ment Grade Bond Fund	319,196,192	1,182,793,179	1,507,329,091*	17,349,098	-
Fidelity Munici-pal Income Fund	-	16,627,504	-	46,630	16,855,833
Fidelity New Markets Income Fund	15,961,503	-	16,288,080	33,480	-
Fidelity Real Estate Income Fund	14,058,490	634,915	3,492,334	634,915	12,956,055
Fidelity Total Bond Fund	498,522,143	32,946,682	546,348,377	13,606,536	-
Fidelity U.S. Bond Index Fund	110,754,029	127,907,711	-	4,580,844	238,975,649
Total	$ 1,190,775,317	$ 1,438,900,482	$ 2,318,900,235	$ 44,325,726	$ 339,399,402
* Includes the value of shares redeemed through in-kind transactions. See Note 6 of Notes to Financial Statements.
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 324,356,693	$ -	$ 324,356,693	$ -
U.S. Government and Government Agency Obligations	639,750,901	-	639,750,901	-
U.S. Government Agency - Mortgage Securities	478,651,425	-	478,651,425	-
Asset-Backed Securities	20,161,736	-	19,253,031	908,705
Collateralized Mortgage Obligations	17,965,437	-	17,451,949	513,488
Commercial Mortgage Securities	102,984,125	-	96,067,686	6,916,439
Municipal Securities	4,976,208	-	4,976,208	-
Supranational Obligations	110,603	-	110,603	-
Fixed-Income Funds	3,202,563,720	3,202,563,720	-	-
Short-Term Funds	73,669,529	73,669,529	-	-
Preferred Securities	722,023	-	722,023	-
Money Market Funds	238,321,300	238,321,300	-	-
Total Investments in Securities:	$ 5,104,233,700	$ 3,514,554,549	$ 1,581,340,519	$ 8,338,632
Derivative Instruments:
Liabilities
Swap Agreements	$ (578,690)	$ -	$ (578,690)	$ -
Other Financial Instruments:
Forward Commitment	$ (281,844)	$ -	$ (281,844)	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	8,203
Total Unrealized Gain (Loss)	631,587
Cost of Purchases	7,669,430
Proceeds of Sales	(46,481)
Amortization/Accretion	75,893
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 8,338,632
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2011	$ 631,581

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period, and includes the value of securities received through affiliated in-kind transactions. See Note 6 of the Notes to Financial Statements. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of February 28, 2011. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Interest Rate Risk
Swap Agreements (a)	$ -	$ (578,690)
Total Value of Derivatives	$ -	$ (578,690)
(a) Value is disclosed on the Statement of Assets and Liabilities in the Unrealized Appreciation and Unrealized Depreciation on Swap Agreements line-items.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $4,493,167,064)	$ 4,526,512,998
Fidelity Central Funds (cost $238,321,300)	238,321,300
Affiliated issuers (cost $331,989,746)	339,399,402
Total Investments (cost $5,063,478,110)		$ 5,104,233,700
Commitment to sell securities on a delayed delivery basis	(140,219,860)
Receivable for securities sold on a delayed delivery basis	139,938,016	(281,844)
Receivable for investments sold, regular delivery		2,280,248
Cash		15,574
Receivable for fund shares sold		6,352,688
Interest receivable		8,644,384
Distributions receivable from Fidelity Central Funds		22,685
Total assets		5,121,267,435

Liabilities
Payable for investments purchased Regular delivery	$ 4,100,458
Delayed delivery	321,463,915
Payable for fund shares redeemed	2,825,654
Distributions payable	21,705
Unrealized depreciation on swap agreements	578,690
Accrued management fee	189,452
Other affiliated payables	256,665
Other payables and accrued expenses	244,212
Total liabilities		329,680,751

Net Assets		$ 4,791,586,684
Net Assets consist of:
Paid in capital		$ 4,692,817,863
Undistributed net investment income		2,649,962
Accumulated undistributed net realized gain (loss) on investments		56,223,803
Net unrealized appreciation (depreciation) on investments		39,895,056
Net Assets, for 455,408,154 shares outstanding		$ 4,791,586,684
Net Asset Value, offering price and redemption price per share ($4,791,586,684 ÷ 455,408,154 shares)		$ 10.52

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends: Unaffiliated issuers		$ 78,876,926
Affiliated issuers		44,325,726
Interest		3,346,492
Income from Fidelity Central Funds		40,255
Total income		126,589,399

Expenses
Management fee	$ 9,009,576
Transfer agent fees	169,273
Accounting fees and expenses	232,277
Custodian fees and expenses	13,626
Independent trustees' compensation	25,572
Registration fees	263,377
Audit	41,780
Legal	16,908
Miscellaneous	64,380
Total expenses before reductions	9,836,769
Expense reductions	(8,880,517)	956,252
Net investment income (loss)		125,633,147
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	107,218
Affiliated issuers	58,314,816
Fidelity Central Funds	(378,689)
Swap agreements	(140,385)
Realized gain distributions from underlying funds:
Unaffiliated issuers	70,641,317
Affiliated issuers	7,332,603
Total net realized gain (loss)		135,876,880
Change in net unrealized appreciation (depreciation) on: Investment securities	(44,147,590)
Swap agreements	(578,690)
Delayed delivery commitments	(281,844)
Total change in net unrealized appreciation (depreciation)		(45,008,124)
Net gain (loss)		90,868,756
Net increase (decrease) in net assets resulting from operations		$ 216,501,903

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 125,633,147	$ 69,992,359
Net realized gain (loss)	135,876,880	11,779,893
Change in net unrealized appreciation (depreciation)	(45,008,124)	150,653,948
Net increase (decrease) in net assets resulting from operations	216,501,903	232,426,200
Distributions to shareholders from net investment income	(123,911,392)	(70,122,296)
Distributions to shareholders from net realized gain	(66,910,635)	(5,754,796)
Total distributions	(190,822,027)	(75,877,092)
Share transactions Proceeds from sales of shares	2,606,331,080	1,971,896,368
Reinvestment of distributions	190,454,907	75,683,208
Cost of shares redeemed	(678,073,090)	(285,227,731)
Net increase (decrease) in net assets resulting from share transactions	2,118,712,897	1,762,351,845
Total increase (decrease) in net assets	2,144,392,773	1,918,900,953

Net Assets
Beginning of period	2,647,193,911	728,292,958
End of period (including undistributed net investment income of $2,649,962 and undistributed net investment income of $356,971, respectively)	$ 4,791,586,684	$ 2,647,193,911
Other Information Shares
Sold	244,571,549	198,017,148
Issued in reinvestment of distributions	18,085,653	7,604,701
Redeemed	(64,362,650)	(29,234,500)
Net increase (decrease)	198,294,552	176,387,349

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.30	$ 9.02	$ 10.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.376	.488	.509	.207
Net realized and unrealized gain (loss)	.372	1.326	(.950)	.132
Total from investment operations	.748	1.814	(.441)	.339
Distributions from net investment income	(.373)	(.504)	(.499)	(.222) I
Distributions from net realized gain	(.155)	(.030)	(.130)	(.027) I
Total distributions	(.528)	(.534)	(.629)	(.249)
Net asset value, end of period	$ 10.52	$ 10.30	$ 9.02	$ 10.09
Total Return B, C	7.36%	20.54%	(4.41)%	3.42%
Ratios to Average Net Assets G
Expenses before reductions	.28%	.25%	.26%	.25% A
Expenses net of contractual waivers	.03%	.00%	.00%	.00% A
Expenses net of all reductions	.03%	.00%	.00%	.00% A
Net investment income (loss)	3.57%	4.93%	5.35%	4.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,791,587	$ 2,647,194	$ 728,293	$ 746,712
Portfolio turnover rate E	44% H	10%	38%	19% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Amount does not include the portfolio activity of any Underlying Funds.

F For the period September 27, 2007 (commencement of operations) to February 29, 2008.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts contractually reimbursed or waived and do not represent the amount paid by the Fund during periods when reimbursements or waivers occur. Expenses net of contractual waivers reflect expenses after reimbursement or waivers. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Portfolio turnover rate excludes securities received or delivered in-kind.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2011

1. Organization.

Strategic Advisers Core Income Fund (the Fund) (formerly PAS Core Income Fund of Funds) is a fund of Fidelity Rutland Square Trust II (the Trust) (formerly a fund of Fidelity Rutland Square Trust), an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2011 for the Fund's investments, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, municipal securities, preferred securities, supranational obligations and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy.

Swaps are marked-to-market daily based on valuations from independent pricing services or dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Pricing services utilize matrix pricing which considers comparisons to interest rate curves, credit spread curves, default possibilities and recovery rates and, as a result, swaps are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The principal value on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal value. The adjustments to principal due to inflation are reflected as increases or decreases to interest income even though principal is not received until maturity.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. During the period, the Fund paid excise taxes on undistributed ordinary income which is included in Miscellaneous expense on the Statement of Operations. This excise tax was reimbursed to the Fund which is included in Expense reductions on the Statement of Operations. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, swap agreements, market discount, partnerships (including allocations from Fidelity Central Funds), capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 81,557,748
Gross unrealized depreciation	(44,712,971)
Net unrealized appreciation (depreciation) on securities and other investments	$ 36,844,777
Tax Cost	$ 5,067,388,923

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,573,786
Undistributed long-term capital gain	$ 60,817,725
Net unrealized appreciation (depreciation)	$ 35,355,660

The tax character of distributions paid was as follows:

	February 28, 2011	February 28, 2010
Ordinary Income	$ 177,871,582	$ 75,877,092
Long-term Capital Gains	12,950,445	-
Total	$ 190,822,027	$ 75,877,092

3. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

3. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including swap agreements, in order to meet its investment objectives. The strategy is to use derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the counterparty. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk, the Fund offsets certain payables and/or receivables with collateral. Collateral in the form of cash or securities, if required, is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the swap counterparty and the Fund's custodian

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

bank, and is identified in the Schedule of Investments. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period.

Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest Rate Risk
Swap Agreements (a)	$ (140,385)	$ (578,690)
Totals	$ (140,385)	$ (578,690)

(a) A summary of the value of derivatives by risk exposure as of period end is included at the end of the Schedule of Investments and is representative of activity for the period.

Swap Agreements. A swap agreement (swap) is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

Details of swaps open at period end are included in the Schedule of Investments under the caption "Swap Agreements." Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. Any upfront payments made or received upon entering a swap to compensate for differences between stated terms of the agreement and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded as realized gain or (loss) ratably over the term of the swap. Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Realized gain or (loss) is also recorded in the event of an early termination of a swap. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Annual Report

4. Derivative Instruments - continued

Swap Agreements - continued

Risks of loss include interest rate risk. In addition, there is the risk of failure by the counterparty to perform under the terms of the agreement and lack of liquidity in the market.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, U.S. Government Securities and in-kind transactions, aggregated $3,141,384,601 and $1,221,751,610, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. Effective August 23, 2010, the management fee is calculated by adding the annual management fee rate of .25% of the Fund's average daily net assets throughout the month payable to Strategic Advisers to the aggregate of fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate annual management fee will not exceed 0.60% of the Fund's average daily net assets. For the period, the total annual management fee rate was .26% of the Fund's average net assets. Effective August 23, 2010, all other expenses of the Fund are paid by the Fund.

Prior to August 23, 2010, the management fee was computed at an annual rate of .25% of the Fund's average net assets. Strategic Advisers, either itself or through an affiliated company, paid all other expenses of the Fund with certain exceptions such as interest expense and independent Trustees' compensation.

Strategic Advisers has contractually agreed to waive .25% of its management fee until September 30, 2013. This waiver was in effect during the entire period from March 1, 2010 through February 28, 2011.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sub-Adviser. Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Strategic Advisers, serves as a sub-adviser for the Fund. FIMM provides discretionary investment advisory services for its allocated portion of the Fund's assets and is paid by Strategic Advisers and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective August 23, 2010, FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .01% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Exchange In-Kind. During the period, the Fund redeemed its interest in Fidelity Investment Grade Bond Fund in exchange for cash and securities, including accrued interest, totaling $1,507,329,091. Realized gain (loss) of $13,998,211 on the redemption of Fidelity Investment Grade Bond Fund shares is included in the accompanying Statement of Operations as "Realized gain (loss) on affiliated issuers." The Fund recognized a gain of $13,998,211 on the exchange for federal income tax purposes.

7. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Cash Central Fund seek preservation of capital and current income and is managed by FIMM.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

Annual Report

8. Committed Line of Credit.

Prior to August 23, 2010 and subsequent to September 8, 2010,the Fund participated with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,170 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Expense Reductions.

In addition to waiving its management fee, Strategic Advisers had contractually agreed to reimburse the Fund to the extent that annual operating expenses exceed .00% of average net assets. Some expenses, for example interest expense, including commitment fees, were excluded from this reimbursement. This contractual reimbursement was eliminated effective August 23, 2010. During the period, this waiver and reimbursement reduced the Fund's expenses by $8,810,618 and $10,754, respectively.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Reorganization.

At the close of business on August 20, 2010, the Fund, a fund of Fidelity Rutland Square Trust II, assumed all of the assets and all of the liabilities of the PAS Core Income Fund of Funds, a fund of Fidelity Rutland Square Trust, pursuant to an Agreement and Plan of Reorganization (Reorganization) approved by the Board of Trustees on March 4, 2010 and by the shareholders of PAS Core Income Fund of Funds on August 9, 2010. All of the assets and liabilities of PAS Core Income Fund of Funds were transferred in exchange solely for the number of equivalent shares of the Fund at the same aggregate net asset value as the outstanding shares of PAS Core Income Fund of Funds at the close of business on August 20, 2010. The Reorganization qualified as a tax-free transaction with no gain or loss recognized by the Fund or its shareholders. All legal and other expenses associated with the Reorganization were paid by Strategic Advisers.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Core Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Income Fund, formerly known as the PAS Core Income Fund of Funds, (a fund of Fidelity Rutland Square Trust II, formerly a fund of Fidelity Rutland Square Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Core Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 20, 2011

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Boyce I. Greer, each of the Trustees oversees 17 funds advised by Strategic Advisers or an affiliate. Mr. Greer oversees 19 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds dedicated to Strategic Advisers' discretionary asset management programs, as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Roger T. Servison (65)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Boyce I. Greer (55)

Year of Election or Appointment: 2009

Mr. Greer is head of Institutional Investments for Fidelity Asset Management and Vice Chairman of Pyramis Global Advisors, LLC (2011-present), President and a Director of Strategic Advisers, Inc. and Global Asset Allocation (2008-present), Director of Ballyrock Investment Advisors LLC (2006-present), and serves as Vice President of a number of Fidelity funds (2005-present). Mr. Greer is also a Trustee of other investment companies advised by FMR. Mr. Greer is President of The North Carolina Capital Management Trust: Cash and Term Portfolios (2003-present), President of the Asset Allocation Division (2008-present), President of FIMM 130/30 LLC (2008-present), and an Executive Vice President of FMR (2005-present). Previously, Mr. Greer served as Executive Vice President of FMR Co., Inc. (2005-2009), President and Director of Fidelity Investments Money Management, Inc. (2007-2009), and as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (66)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (78)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin, and is an Advisory Director of CH2M Hill Companies (engineering). Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Karen Kaplan (51)

Year of Election or Appointment: 2007

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental, Doral, and DentaQuest) (2004-present), Member of the board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the board of the Massachusetts Conference for Women (2008-present), and Director of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Howard E. Cox, Jr. (67)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (41)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (45)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the fund. Ms. Laurent also serves as AML Officer of the Fidelity funds (2008-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Nicholas E. Steck (46)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (41)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

James R. Rooney (52)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Rooney is an employee of FMR and also serves as Assistant Treasurer of other Strategic Advisers funds (2007-present). Previously, Mr. Rooney was a Vice President with Wellington Management Company, LLP (2001-2007) and an employee of Strategic Advisers (2007-2009).

Margaret A. Carey (37)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey is also Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Income Fund voted to pay on April 18, 2011, to shareholders of record at the opening of business on April 15, 2011, a distribution of $0.105 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28th, 2011, $76,348,298 or, if subsequently determined to be different, the net capital gain of such year.

A total of 8.52% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Income Fund

On December 1, 2010, the Board of Trustees, including the Independent Trustees (together, the Board), voted to amend the fund's sub-advisory agreement with Fidelity Investments Money Management, Inc. (FIMM) to lower the fees paid by Strategic Advisers, Inc. (Strategic Advisers), the fund's investment adviser, to FIMM pursuant to a particular investment strategy. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information. The Board considered that the fees payable under the fund's amended sub-advisory agreement with FIMM with respect to the particular investment strategy will be lower than under the current agreement. The Board also considered that the amendment involves no changes in (i) the investment process or strategies employed in the management of the fund's assets or (ii) the nature or level of services to be provided under the current FIMM sub-advisory agreement.

Because the amended sub-advisory agreement contains lower fees and also terms identical to the current sub-advisory agreement, the Board did not consider the fund's investment performance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of the fund's management contract with Strategic Advisers and the sub-advisory agreements with FIMM, FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Japan) Inc., and Fidelity Management & Research (Hong Kong) Limited, the Board will consider all factors it believes to be relevant, including, but not limited to, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's amended sub-advisory agreement with FIMM is fair and reasonable, and that the agreement should be approved.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Fidelity Investments Money
Management, Inc.

FMR Co., Inc.

Fidelity Management &
Research (U.K.) Inc.

Fidelity Management &
Research (Hong Kong) Limited

Fidelity Management &
Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

SSC-UANN-0411
1.926375.100

Strategic Advisers® Emerging Markets Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2011

Strategic Advisers, Inc.
A Fidelity Investments Company

Contents

Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Summary	<Click Here>	A summary of the fund's holdings.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 30, 2010 to February 28, 2011). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Actual	.10%	$ 1,000.00	$ 1,017.00	$ .42A
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,024.30	$ .50B

A Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 152/365 (to reflect the period September 30, 2010 to February 28, 2011).

B Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2011
% of fund's net assets
Lazard Emerging Markets Portfolio Institutional Class	19.9
Fidelity Emerging Markets Fund	16.8
T. Rowe Price Emerging Markets Stock Fund	14.5
Aberdeen Emerging Markets Institutional Fund	11.9
Acadian Emerging Market Portfolio Institutional Class	9.5
SSgA Emerging Markets Fund	7.1
GMO Emerging Markets Fund Class II	6.3
Eaton Vance Parametric Structured Emerging Markets Fund Class A	5.7
Oppenheimer Developing Markets Fund Class A	5.4
Invesco Developing Markets Fund Class A	2.9
100.0
Asset Allocation (% of fund's net assets)
As of February 28, 2011
Emerging Markets Funds 100.0%
Short-Term Funds and Net Other Assets* 0.0%

* Amount represents less than 0.1%.
Asset allocations in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2011

Showing Percentage of Net Assets

Emerging Markets Funds - 100%
	Shares	Value
Emerging Markets Funds - 100.0%
Aberdeen Emerging Markets Institutional Fund	13,843,626	$ 192,149,528
Acadian Emerging Market Portfolio Institutional Class	7,891,954	153,656,351
Eaton Vance Parametric Structured Emerging Markets Fund Class A	6,008,955	91,696,653
Fidelity Emerging Markets Fund (a)	10,712,432	271,453,025
GMO Emerging Markets Fund Class II	7,090,167	102,523,815
Invesco Developing Markets Fund Class A	1,504,866	47,613,951
Lazard Emerging Markets Portfolio Institutional Class	15,729,080	322,288,842
Oppenheimer Developing Markets Fund Class A	2,510,774	86,546,392
SSgA Emerging Markets Fund	5,326,001	115,627,488
T. Rowe Price Emerging Markets Stock Fund	6,947,584	234,203,070
TOTAL EMERGING MARKETS FUNDS (Cost $1,668,482,737)		1,617,759,115
Short-Term Funds - 0.0%

Fidelity Select Money Market Portfolio (a) (Cost $943)	943	943
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $1,668,483,680)		1,617,760,058
NET OTHER ASSETS (LIABILITIES) - 0.0%		(208,311)
NET ASSETS - 100%		$ 1,617,551,747
Legend
(a) Affiliated company
Affiliated Underlying Funds
Information regarding fiscal year to date purchases and sales of the affiliated Underlying Fund's and the income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Income	Value, end of period
Fidelity Emerging Markets Fund	$ -	$ 284,628,505	$ 5,640,768	$ 2,450,265	$ 271,453,025
Fidelity Select Money Market Portfolio	-	71,709,447	71,708,504	943	943
Total	$ -	$ 356,337,952	$ 77,349,272	$ 2,451,208	$ 271,453,968
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $674,799 all of which will expire in fiscal 2019. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

February 28, 2011

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,389,615,327)	$ 1,346,306,090
Affiliated issuers (cost $278,868,353)	271,453,968
Total Investments (cost $1,668,483,680)		$ 1,617,760,058
Cash		818
Receivable for fund shares sold		2,022,403
Prepaid expenses		13,743
Total assets		1,619,797,022

Liabilities
Payable for investments purchased	$ 1,335,142
Payable for fund shares redeemed	688,080
Other affiliated payables	10,070
Other payables and accrued expenses	211,983
Total liabilities		2,245,275

Net Assets		$ 1,617,551,747
Net Assets consist of:
Paid in capital		$ 1,669,333,860
Accumulated undistributed net realized gain (loss) on investments		(1,058,491)
Net unrealized appreciation (depreciation) on investments		(50,723,622)
Net Assets, for 160,772,986 shares outstanding		$ 1,617,551,747
Net Asset Value, offering price and redemption price per share ($1,617,551,747 ÷ 160,772,986 shares)		$ 10.06

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	For the period September 30, 2010 (commencement of operations) to February 28, 2011

Investment Income
Dividends: Unaffiliated issuers		$ 11,973,068
Affiliated issuers		2,451,208
Total income		14,424,276

Expenses
Management fee	$ 1,389,158
Transfer agent fees	56,642
Accounting fees and expenses	49,514
Custodian fees and expenses	7,395
Independent trustees' compensation	3,337
Registration fees	422,902
Audit	23,567
Legal	4,148
Miscellaneous	962
Total expenses before reductions	1,957,625
Expense reductions	(1,389,211)	568,414
Net investment income (loss)		13,855,862
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(987,675)
Affiliated issuers	(120,327)
Realized gain distributions from underlying funds:
Unaffiliated issuers	2,273,930
Affiliated issuers	1,295,427
Total net realized gain (loss)		2,461,355
Change in net unrealized appreciation (depreciation) on investment securities		(50,723,622)
Net gain (loss)		(48,262,267)
Net increase (decrease) in net assets resulting from operations		$ (34,406,405)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period September 30, 2010 (commencement of operations) to February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,855,862
Net realized gain (loss)	2,461,355
Change in net unrealized appreciation (depreciation)	(50,723,622)
Net increase (decrease) in net assets resulting from operations	(34,406,405)
Distributions to shareholders from net investment income	(13,795,381)
Distributions to shareholders from net realized gain	(3,827,629)
Total distributions	(17,623,010)
Share transactions Proceeds from sales of shares	1,744,669,320
Reinvestment of distributions	17,588,198
Cost of shares redeemed	(92,676,356)
Net increase (decrease) in net assets resulting from share transactions	1,669,581,162
Total increase (decrease) in net assets	1,617,551,747

Net Assets
Beginning of period	-
End of period	$ 1,617,551,747
Other Information Shares
Sold	168,065,304
Issued in reinvestment of distributions	1,676,106
Redeemed	(8,968,424)
Net increase (decrease)	160,772,986

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Period ended February 28,	2011F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.11
Net realized and unrealized gain (loss)	.07E
Total from investment operations	.18
Distributions from net investment income	(.09)
Distributions from net realized gain	(.03)
Total distributions	(.12)
Net asset value, end of period	$ 10.06
Total ReturnB,C	1.70%
Ratios to Average Net Assets G
Expenses before reductions	.35% A
Expenses net of contractual waivers	.10% A
Expenses net of all reductions	.10% A
Net investment income (loss)	2.51% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,617,552
Portfolio turnover rate H	18%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period September 30, 2010 (commencement of operations) to February 28, 2011.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived and do not represent the amount paid by the Fund during periods when reimbursements or waivers occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of contractual waivers reflect expenses after reimbursement or waivers. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amounts do not include portfolio activity of the Underlying Funds

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2011

1. Organization.

Strategic Advisers Emerging Markets Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund currently invests in affiliated and unaffiliated mutual funds (the Underlying Funds). The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend and realized gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 442,718
Gross unrealized depreciation	(51,550,033)
Net unrealized appreciation (depreciation) on securities and other investments	$ (51,107,315)

Tax Cost	$ 1,668,867,373

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (674,799)
Net unrealized appreciation (depreciation)	$ (51,107,315)

The tax character of distributions paid was as follows:

February 28, 2011
Ordinary Income	$ 17,623,010

3. Purchases and Sales of Investments.

Purchases and redemptions of the Underlying Fund shares aggregated $1,934,372,328 and $264,780,647, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average daily net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.20% of the Fund's average daily net assets.

Strategic Advisers has contractually agreed to waive .25% of its management fee until September 30, 2013.

Sub-Adviser. Pyramis Global Advisers, LLC (Pyramis), an affiliate of Strategic Advisers, has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by Strategic Advisers for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .01% of average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

5. Committed Line of Credit.

The Fund participated with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $729 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Strategic Advisers waived its management fee during the period. This waiver reduced the Fund's expenses by $1,389,158.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $53.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Emerging Markets Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2011, the results of its operations, the changes in its net assets for the period indicated and the financial highlights for the period September 30, 2010 (commencement of operations) through February 28, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Emerging Markets Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers and transfer agent provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 20, 2011

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Boyce I. Greer, each of the Trustees oversees 17 funds advised by Strategic Advisers or an affiliate. Mr. Greer oversees 19 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds dedicated to Strategic Advisers' discretionary asset management programs, as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Roger T. Servison (65)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Boyce I. Greer (55)

Year of Election or Appointment: 2009

Mr. Greer is head of Institutional Investments for Fidelity Asset Management and Vice Chairman of Pyramis Global Advisors, LLC (2011-present), President and a Director of Strategic Advisers, Inc. and Global Asset Allocation (2008-present), Director of Ballyrock Investment Advisors LLC (2006-present), and serves as Vice President of a number of Fidelity funds (2005-present). Mr. Greer is also a Trustee of other investment companies advised by FMR. Mr. Greer is President of The North Carolina Capital Management Trust: Cash and Term Portfolios (2003-present), President of the Asset Allocation Division (2008-present), President of FIMM 130/30 LLC (2008-present), and an Executive Vice President of FMR (2005-present). Previously, Mr. Greer served as Executive Vice President of FMR Co., Inc. (2005-2009), President and Director of Fidelity Investments Money Management, Inc. (2007-2009), and as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (66)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (78)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin, and is an Advisory Director of CH2M Hill Companies (engineering). Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Karen Kaplan (51)

Year of Election or Appointment: 2007

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental, Doral, and DentaQuest) (2004-present), Member of the board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the board of the Massachusetts Conference for Women (2008-present), and Director of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Howard E. Cox, Jr. (67)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (41)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (45)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the fund. Ms. Laurent also serves as AML Officer of the Fidelity funds (2008-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Nicholas E. Steck (46)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (41)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

James R. Rooney (52)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Rooney is an employee of FMR and also serves as Assistant Treasurer of other Strategic Advisers funds (2007-present). Previously, Mr. Rooney was a Vice President with Wellington Management Company, LLP (2001-2007) and an employee of Strategic Advisers (2007-2009).

Margaret A. Carey (37)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey is also Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The fund designates 92% of the dividends distributed in during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund

On September 8, 2010, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract and sub-advisory agreement (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requested and considered a broad range of information.

The Board ultimately reached a determination, with the assistance of counsel and through the exercise of its business judgment, that the approval of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Strategic Advisers, Inc. (Strategic Advisers) and the sub-adviser under the Advisory Contracts fair and reasonable.

In its deliberations, the Board did not identify any particular information that was all-important or controlling.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and the sub-adviser, Pyramis Global Advisors, LLC, (Strategic Advisers, together with the sub-adviser, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objectives and disciplines.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that the Investment Advisers' analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by Strategic Advisers and its affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-adviser; and (iii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance. The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance, as well as the fund's relative investment performance measured against a broad-based securities market index.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources to be dedicated by the Investment Advisers, the Board concluded that the nature, extent, and quality of investment management and shareholder support services and of shareholder and administrative services that will be provided to the fund will benefit the fund's shareholders.

Management Fee and Total Fund Expenses. The Board considered the proposed management fee to be paid by the fund to Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the sub-adviser and the fund's projected total operating expenses. The Board also considered Strategic Advisers' contractual agreement to waive 0.25% of the fund's management fee through September 30, 2013 and noted that the fund's maximum aggregate annual management fee rate may not exceed 1.20%.

Based on its review, the Board concluded that the fund's proposed management fee and projected total expenses were fair and reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability. The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Strategic Advisers in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Possible Fall-Out Benefits. The fund is a new fund and therefore the Board was unable to consider any direct and/or indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund. The Board will consider any such potential benefits after the fund has been in operation for at least one calendar year.

Possible Economies of Scale. The Board noted that because the fund is a new fund a determination on economies of scale was premature until the fund has assets.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contract should be approved.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Adviser

Pyramis Global Advisors, LLC

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Boston, MA

SAE-UANN-0411
1.926377.100

Strategic Advisers® Income Opportunities Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2011

Strategic Advisers, Inc.
A Fidelity Investments Company

Contents

Note to shareholders	<Click Here>	Important information about the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Note to shareholders

As previously communicated to shareholders, Fidelity Portfolio Advisory Service® (PAS®) has made a structural change to its fund of funds products.

On August 9, 2010, shareholders approved the reorganization of the PAS® Funds of Funds (the PAS Funds) into new funds that have the ability to invest in individual securities through sub-advisers, and may provide access to investment styles that may not have been available to the PAS Funds. Previously, the PAS Funds were limited to investing in mutual funds and, in some cases, exchange-traded funds (ETFs). The new funds assumed different expense structures and names, but their investment objectives did not change. Management may now employ sub-advisers to manage a portion of the assets of certain funds.

The reorganization of PAS Income Opportunities Fund of Funds® into Strategic Advisers® Income Opportunities Fund was completed after the close of business on August 20, 2010.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Life of fund A
Strategic Advisers® Income Opportunities Fund	18.17%	8.42%

A From September 27, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund on September 27, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: High-yield bonds posted impressive gains for the 12-month period ending February 28, 2011, with The BofA Merrill LynchSM US High Yield Constrained Index returning 17.10%. The solid double-digit gain was a bright spot among fixed-income categories, as investors' risk tolerance increased along with renewed economic expansion in the U.S., improved credit conditions, exceptionally low interest rates and better-than-expected corporate financial results. Thirst for risk also aided stocks, as reflected in the 22.57% gain of the S&P 500® Index, but held back the investment-grade bond market, with the Barclays Capital® U.S. Aggregate Bond Index returning 4.93%. Within the high-yield arena, many leveraged companies successfully refinanced their outstanding debt during the period by issuing new bonds at lower rates. At the same time, new high-yield issuance was generally well-received by market participants encouraged by a declining default rate and an increase in credit upgrades. There also was resurgence in merger-and-acquisition activity, which further bolstered the high-yield market. At times, equity market volatility hurt high-yield bonds, but these setbacks were temporary.

Comments from Gregory Pappas, Portfolio Manager of Strategic Advisers® Income Opportunities Fund: For the year, Strategic Advisers® Income Opportunities Fund (the Fund) gained 18.17%, outperforming the BofA Merrill Lynch index. Relative to the benchmark, the Fund's largest holding also was its biggest contributor. This particular manager outperformed because of its overweighted exposure to lower-rated bonds and its stake in equities of highly leveraged companies. On the whole, stocks of companies with significant debt outperformed high-yield bonds during the period, as measured by the 31.43% return of the Credit Suisse Leveraged Equity Index. The Fund's second-best contributor also had a substantial equity allocation, but not as much exposure to the lowest-rated tier of the market. On the downside, the main detractors were managers that maintained a more defensive, higher-quality bias in their portfolios. In addition, managers with measurable positions in floating-rate bank-loan securities also detracted, as this asset category underperformed high-yield bonds during the period. Lastly, given the strong inflows to high-yield funds, cash proved to be a drag on performance for most underlying managers and, by extension, for the Fund itself, even though the Fund did not directly hold cash.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Actual	.02%	$ 1,000.00	$ 1,120.70	$ .11
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,024.70	$ .10

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2011

	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Capital & Income Fund	28.1	29.3
T. Rowe Price High Yield Fund Advisor Class	22.8	24.0
Fidelity High Income Fund	14.3	13.9
PIMCO High Yield Fund Administrative Class	9.5	9.1
MainStay High Yield Corporate Bond Fund Class A	5.5	5.9
BlackRock High Yield Bond Portfolio Investor A Class	4.7	4.6
Fidelity Advisor High Income Fund Institutional Class	4.4	4.3
Janus High-Yield Fund Class T	4.0	1.9
Fidelity Advisor High Income Advantage Fund Institutional Class	3.6	3.2
Goldman Sachs High Yield Fund Class A	2.6	3.2
	99.5
Asset Allocation (% of fund's net assets)
As of February 28, 2011	As of August 31, 2010
High Yield Fixed-Income Funds 100.0%	High Yield Fixed-Income Funds 100.0%

Asset allocations in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2011

Showing Percentage of Net Assets

Fixed-Income Funds - 100.0%
	Shares	Value
High Yield Fixed-Income Funds - 100.0%
BlackRock High Yield Bond Portfolio Investor A Class	12,308,687	$ 96,623,189
Fidelity Advisor High Income Advantage Fund Institutional Class (a)	7,472,137	73,525,825
Fidelity Advisor High Income Fund Institutional Class (a)	10,363,571	90,059,434
Fidelity Capital & Income Fund (a)	58,694,092	576,375,979
Fidelity Focused High Income Fund (a)	995,977	9,352,223
Fidelity High Income Fund (a)	31,861,921	292,492,433
Goldman Sachs High Yield Fund Class A	7,107,366	52,807,727
Janus High-Yield Fund Class T	8,741,188	81,030,812
MainStay High Yield Corporate Bond Fund Class A	18,889,821	112,961,127
PIMCO High Yield Fund Administrative Class	20,501,481	194,764,069
T. Rowe Price High Yield Fund Advisor Class	67,454,167	467,457,379
TOTAL FIXED-INCOME FUNDS (Cost $1,865,589,473)		2,047,450,197
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $1,865,589,473)		2,047,450,197
NET OTHER ASSETS (LIABILITIES) - 0.0%	(79,548)
NET ASSETS - 100%	$ 2,047,370,649
Legend
(a) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor High Income Advantage Fund Institutional Class	$ 36,255,661	$ 31,046,186	$ 650,175	$ 3,799,943	$ 73,525,825
Fidelity Advisor High Income Fund Institutional Class	41,885,958	44,309,777	1,300,350	4,938,288	90,059,434
Fidelity Capital & Income Fund	233,492,098	287,406,415	5,878,450	29,017,084	576,375,979
Fidelity Focused High Income Fund	-	9,162,463	-	456,331	9,352,223
Fidelity High Income Fund	99,776,479	178,737,777	3,277,749	14,759,574	292,492,433
Total	$ 411,410,196	$ 550,662,618	$ 11,106,724	$ 52,971,220	$ 1,041,805,894
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $1,301,241 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $944,729,589)	$ 1,005,644,303
Affiliated issuers (cost $920,859,884)	1,041,805,894
Total Investments (cost $1,865,589,473)		$ 2,047,450,197
Receivable for fund shares sold		2,524,116
Total assets		2,049,974,313

Liabilities
Payable for investments purchased	1,507,294
Payable for fund shares redeemed	999,783
Distributions payable	15,771
Other affiliated payables	14,607
Other payables and accrued expenses	66,209
Total liabilities		2,603,664

Net Assets		$ 2,047,370,649
Net Assets consist of:
Paid in capital		$ 1,870,038,424
Undistributed net investment income		14,186
Accumulated undistributed net realized gain (loss) on investments		(4,542,685)
Net unrealized appreciation (depreciation) on investments		181,860,724
Net Assets, for 202,717,318 shares outstanding		$ 2,047,370,649
Net Asset Value, offering price and redemption price per share ($2,047,370,649 ÷ 202,717,318 shares)		$ 10.10

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends: Unaffiliated issuers		$ 51,554,536
Affiliated issuers		52,971,220
Total income		104,525,756

Expenses
Management fee	$ 3,598,442
Accounting fees and expenses	85,198
Custodian fees and expenses	11,090
Independent trustees' compensation	10,440
Registration fees	75,239
Audit	23,300
Legal	7,901
Miscellaneous	1,709
Total expenses before reductions	3,813,319
Expense reductions	(3,602,081)	211,238
Net investment income (loss)		104,314,518
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	65,621
Affiliated issuers	(30,851)
Realized gain distributions from underlying funds:
Unaffiliated issuers	831,177
Affiliated issuers	310,462
Total net realized gain (loss)		1,176,409
Change in net unrealized appreciation (depreciation) on investment securities		148,418,558
Net gain (loss)		149,594,967
Net increase (decrease) in net assets resulting from operations		$ 253,909,485

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 104,314,518	$ 50,331,796
Net realized gain (loss)	1,176,409	1,691,860
Change in net unrealized appreciation (depreciation)	148,418,558	204,751,234
Net increase (decrease) in net assets resulting from operations	253,909,485	256,774,890
Distributions to shareholders from net investment income	(104,166,977)	(50,585,855)
Distributions to shareholders from net realized gain	(1,776,167)	(804,246)
Total distributions	(105,943,144)	(51,390,101)
Share transactions Proceeds from sales of shares	1,279,041,974	376,793,550
Reinvestment of distributions	105,726,236	51,246,991
Cost of shares redeemed	(254,116,641)	(346,624,426)
Net increase (decrease) in net assets resulting from share transactions	1,130,651,569	81,416,115
Total increase (decrease) in net assets	1,278,617,910	286,800,904

Net Assets
Beginning of period	768,752,739	481,951,835
End of period (including undistributed net investment income of $14,186 and undistributed net investment income of $173,677, respectively)	$ 2,047,370,649	$ 768,752,739
Other Information Shares
Sold	134,683,361	47,658,068
Issued in reinvestment of distributions	10,936,634	6,163,613
Redeemed	(26,510,201)	(44,147,442)
Net increase (decrease)	119,109,794	9,674,239

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.19	$ 6.52	$ 9.27	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.699	.648	.660	.302
Net realized and unrealized gain (loss)	.910	2.684	(2.753)	(.728)
Total from investment operations	1.609	3.332	(2.093)	(.426)
Distributions from net investment income	(.687)	(.652)	(.657)	(.304)
Distributions from net realized gain	(.012)	(.010)	-	-
Total distributions	(.699)	(.662)	(.657)	(.304)
Net asset value, end of period	$ 10.10	$ 9.19	$ 6.52	$ 9.27
Total Return B,C	18.17%	52.61%	(23.54)%	(4.34)%
Ratios to Average Net Assets G
Expenses before reductions	.27%	.25%	.26%	.25% A
Expenses net of contractual waivers	.01%	.00%	.00%	.00% A
Expenses net of all reductions	.01%	.00%	.00%	.00% A
Net investment income (loss)	7.27%	7.88%	8.31%	7.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,047,371	$ 768,753	$ 481,952	$ 387,233
Portfolio turnover rate E	2%	32%	6%	23% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the portfolio activity of the Underlying Funds.

F For the period September 27, 2007 (commencement of operations) to February 29, 2008.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts contractually reimbursed or waived and do not represent the amount paid by the Fund during periods when reimbursements or waivers occur. Expenses net of contractual waivers reflect expenses after reimbursement or waivers. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2011

1. Organization.

Strategic Advisers Income Opportunities Fund (the Fund) (formerly PAS Income Opportunities Fund of Funds) is a fund of Fidelity Rutland Square Trust II (the Trust) (formerly a fund of Fidelity Rutland Square Trust), an open-end management investment company organized as a Delaware statutory trust. The Fund currently invests in affiliated and unaffiliated mutual funds (the Underlying Funds). The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund's NAV is unavailable, shares of that fund may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend and realized gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Distributions from the Underlying Funds that are deemed to be return of capital are recorded as a reduction of cost of investments. Interest income is accrued as earned. Interest income includes coupon interest.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 181,950,724
Gross unrealized depreciation	(3,331,444)
Net unrealized appreciation (depreciation) on securities and other investments	$ 178,619,280

Tax Cost	$ 1,868,830,917

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 14,186
Capital loss carryforward	$ (1,301,241)
Net unrealized appreciation (depreciation)	$ 178,619,280

The tax character of distributions paid was as follows:

	February 28, 2011	February 28, 2010
Ordinary Income	$ 105,943,144	$ 51,390,101

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $1,152,549,395 and $22,123,229, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. Effective August 23, 2010, the management fee is calculated by adding the annual management fee rate of .25% of the Fund's average daily net assets throughout the month payable to Strategic Advisers to the aggregate of fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate annual management fee will not exceed 0.75% of the Fund's average daily net assets. For the period August 23, 2010 to February 28, 2011, the annual management fee rate remained at .25% as the Fund did not have any sub-advisers. Effective August 23, 2010, all other expenses of the Fund are paid by the Fund.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

Prior to August 23, 2010, the management fee was computed at an annual rate of .25% of the Fund's average net assets. Strategic Advisers, either itself or through an affiliated company, paid all other expenses of the Fund with certain exceptions such as interest expense and independent Trustees' compensation.

Strategic Advisers has contractually agreed to waive .25% of its management fee until September 30, 2013. This waiver was in effect during the entire period from March 1, 2010 through February 28, 2011.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective August 23, 2010, FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, there were no transfer agent fees paid by the Fund.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

5. Committed Line of Credit.

Prior to August 23, 2010 and subsequent to September 8, 2010, the Fund participated with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,543 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

In addition to waiving its management fee, Strategic Advisers had contractually agreed to reimburse the Fund to the extent that annual operating expenses exceed .00% of average net assets. Some expenses, for example interest expense, including commitment fees, were excluded from this reimbursement. This contractual reimbursement was eliminated effective August 23, 2010. During the period, this waiver and reimbursement reduced the Fund's expenses by $3,598,442 and $3,639, respectively.

Annual Report

Notes to Financial Statements - continued

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of 10% of the total outstanding shares of Fidelity Advisor High Income Fund.

8. Reorganization.

At the close of business on August 20, 2010, the Fund, a fund of Fidelity Rutland Square Trust II, assumed all of the assets and all of the liabilities of the PAS Income Opportunities Fund of Funds, a fund of Fidelity Rutland Square Trust, pursuant to an Agreement and Plan of Reorganization (Reorganization) approved by the Board of Trustees on March 4, 2010 and by the shareholders of PAS Income Opportunities Fund of Funds on August 9, 2010. All of the assets and liabilities of PAS Income Opportunities Fund of Funds were transferred in exchange solely for the number of equivalent shares of the Fund at the same aggregate net asset value as the outstanding shares of PAS Income Opportunities Fund of Funds at the close of business on August 20, 2010. The Reorganization qualified as a tax-free transaction with no gain or loss recognized by the Fund or its shareholders. All legal and other expenses associated with the Reorganization were paid by Strategic Advisers.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Income Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Income Opportunities Fund, formerly known as the PAS Income Opportunities Fund of Funds (a fund of Fidelity Rutland Square Trust II, formerly a fund of Fidelity Rutland Square Trust), at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Income Opportunities Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 20, 2011

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Boyce I. Greer, each of the Trustees oversees 17 funds advised by Strategic Advisers or an affiliate. Mr. Greer oversees 19 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds dedicated to Strategic Advisers' discretionary asset management programs, as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Roger T. Servison (65)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Boyce I. Greer (55)

Year of Election or Appointment: 2009

Mr. Greer is head of Institutional Investments for Fidelity Asset Management and Vice Chairman of Pyramis Global Advisors, LLC (2011-present), President and a Director of Strategic Advisers, Inc. and Global Asset Allocation (2008-present), Director of Ballyrock Investment Advisors LLC (2006-present), and serves as Vice President of a number of Fidelity funds (2005-present). Mr. Greer is also a Trustee of other investment companies advised by FMR. Mr. Greer is President of The North Carolina Capital Management Trust: Cash and Term Portfolios (2003-present), President of the Asset Allocation Division (2008-present), President of FIMM 130/30 LLC (2008-present), and an Executive Vice President of FMR (2005-present). Previously, Mr. Greer served as Executive Vice President of FMR Co., Inc. (2005-2009), President and Director of Fidelity Investments Money Management, Inc. (2007-2009), and as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (66)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (78)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin, and is an Advisory Director of CH2M Hill Companies (engineering). Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Karen Kaplan (51)

Year of Election or Appointment: 2007

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental, Doral, and DentaQuest) (2004-present), Member of the board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the board of the Massachusetts Conference for Women (2008-present), and Director of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Howard E. Cox, Jr. (67)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (41)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (45)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the fund. Ms. Laurent also serves as AML Officer of the Fidelity funds (2008-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Nicholas E. Steck (46)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (41)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

James R. Rooney (52)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Rooney is an employee of FMR and also serves as Assistant Treasurer of other Strategic Advisers funds (2007-present). Previously, Mr. Rooney was a Vice President with Wellington Management Company, LLP (2001-2007) and an employee of Strategic Advisers (2007-2009).

Margaret A. Carey (37)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey is also Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments (2004-present).

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

SRQ-UANN-0411
1.926373.100

Strategic Advisers® Small-Mid Cap Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2011

Strategic Advisers, Inc.
A Fidelity Investments Company

Contents

Note to shareholders	<Click Here>	Important information about the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Note to shareholders

As previously communicated to shareholders, Fidelity Portfolio Advisory Service® (PAS®) has made a structural change to its fund of funds products.

On August 9, 2010, shareholders approved the reorganization of the PAS® Funds of Funds (the PAS Funds) into new funds that have the ability to invest in individual securities through sub-advisers, and may provide access to investment styles that may not have been available to the PAS Funds. Previously, the PAS Funds were limited to investing in mutual funds and, in some cases, exchange-traded funds (ETFs). The new funds assumed different expense structures and names, but their investment objectives did not change. Management may now employ sub-advisers to manage a portion of the assets of certain funds.

The reorganization of PAS Small-Mid Cap Fund of Funds® into Strategic Advisers® Small-Mid Cap Fund was completed after the close of business on August 20, 2010.

Annual Report

Strategic Advisers Small-Mid Cap Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Life of fund A
Strategic Advisers® Small-Mid Cap Fund	30.84%	3.93%	5.97%

A From June 23, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Fund on June 23, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2500® Index and the Russell 2000® Index performed over the same period. Effective May 1, 2010, the fund changed its benchmark from the Russell 2000® Index to the Russell 2500® Index because the Russell 2500 conforms more closely to the fund's investment strategy.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Catherine Pena, Portfolio Manager of Strategic Advisers® Small-Mid Cap Fund: For the year, Strategic Advisers® Small-Mid Cap Fund (the Fund) gained 30.84%, versus 32.74% for the Russell 2500® Index - which became the Fund's primary benchmark on May 1, 2010 - and 32.60% for the Russell 2000® Index. The Fund's performance also was behind the 34.52% return of a linked index (Strategic Advisers Small-Mid Cap Linked Index) combining the returns of the Russell 2000® Index, with which the Fund was compared through April 2010, and the Russell 2500® Index, with which the Fund was compared during the period's final 10 months. The Fund's name and benchmark changes were made in conjunction with the adoption of a broader investment strategy to reflect an increased focus on mid-caps within the small- and mid-cap (SMID-cap) equity fund universe. Additionally, we added the first sub-adviser to the Fund in September, and then added five more in December. SMID-cap stocks showed strong gains during the full 12-month period, boosted by investors' increased appetite for risk amid the prospect of further monetary stimulus, improved U.S. economic data and solid earnings growth, which lifted higher-volatility asset classes such as small-caps. The Fund's exposure to core, relative-value and grown-at-a-reasonable-price GARP managers with a quality tilt generally detracted from performance, as more-defensive portfolios tended to underperform when investors favored riskier assets during the period. The Fund's investments in managers focused on the financials sector also hurt. On the positive side, the Fund was boosted by its micro-cap, deep-value and aggressive-growth investments, as well as by stakes in managers that primarily invest in cyclically sensitive sectors, such as technology.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Actual	.24%	$ 1,000.00	$ 1,341.80	$ 1.39
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,023.60	$ 1.20

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Royce Opportunity Fund Service Class	3.5	3.2
Champlain Small Company Fund Advisor Class	3.1	4.7
RS Emerging Growth Fund Class A	3.0	3.8
MFS New Discovery Fund A Shares	3.0	3.6
Fidelity Advisor Real Estate Fund Institutional Class	2.8	5.3
T. Rowe Price Small-Cap Value Fund	2.6	4.1
RS Partners Fund Class A	2.5	3.4
Fidelity Small Cap Value Fund	2.4	3.6
iShares Russell 2000 Growth Index ETF	2.3	0.0
Royce Value Fund Service Class	2.3	2.7
	27.5
Asset Allocation (% of fund's net assets)
As of February 28, 2011*	As of August 31, 2010**
Common Stocks 31.6%	Common Stocks 0.0%
Mid-Cap Blend Funds 6.3%	Mid-Cap Blend Funds 5.1%
Mid-Cap Growth Funds 1.7%	Mid-Cap Growth Funds 0.0%
Mid-Cap Value Funds 1.7%	Mid-Cap Value Funds 4.7%
Small Blend Funds 12.4%	Small Blend Funds 21.4%
Small Growth Funds 21.7%	Small Growth Funds 31.9%
Small Value Funds 14.0%	Small Value Funds 22.0%
Sector Funds 7.8%	Sector Funds 14.9%
Investment Companies 0.1%	Investment Companies 0.0%
Short-Term Funds and Net Other Assets 2.7%	Short-Term Funds and Net Other Assets † 0.0%

* Foreign investments	1.4%	** Foreign investments	0.0%
Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
† Amount represents less than 0.1%

Annual Report

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 31.6%
	Shares	Value
CONSUMER DISCRETIONARY - 5.0%
Auto Components - 0.5%
China Automotive Systems, Inc. (b)	14,940	$ 173,453
Dana Holding Corp. (b)	116,805	2,205,278
Lear Corp.	88,357	9,348,171
Tenneco, Inc. (b)	41,555	1,657,213
TRW Automotive Holdings Corp. (b)	35,688	2,027,078
		15,411,193
Distributors - 0.1%
LKQ Corp. (b)	60,120	1,428,451
Pool Corp.	42,231	1,054,086
		2,482,537
Diversified Consumer Services - 0.2%
American Public Education, Inc. (b)	24,315	1,031,442
Sotheby's Class A (ltd. vtg.)	34,705	1,708,180
Weight Watchers International, Inc.	32,689	1,998,279
		4,737,901
Hotels, Restaurants & Leisure - 1.3%
Buffalo Wild Wings, Inc. (b)	22,104	1,171,291
California Pizza Kitchen, Inc. (b)	15,800	266,072
Choice Hotels International, Inc.	28,738	1,109,862
Country Style Cooking Restaurant Chain Co. Ltd. ADR	33,830	719,902
Darden Restaurants, Inc.	24,396	1,149,783
eLong, Inc. sponsored ADR (b)	66,765	864,607
Gaylord Entertainment Co. (b)	36,395	1,311,312
Home Inns & Hotels Management, Inc. sponsored ADR (b)	8,000	270,480
Hyatt Hotels Corp. Class A (b)	69,200	3,165,900
Interval Leisure Group, Inc. (b)	195,879	3,312,314
Jack in the Box, Inc. (b)	51,721	1,137,862
Life Time Fitness, Inc. (b)	31,470	1,206,875
MGM Mirage, Inc. (b)	21,450	299,013
O'Charleys, Inc. (b)	165,456	1,050,646
P.F. Chang's China Bistro, Inc.	33,415	1,551,793
Penn National Gaming, Inc. (b)	42,753	1,529,275
Royal Caribbean Cruises Ltd. (b)	6,600	289,014
Ruth's Hospitality Group, Inc. (b)	40,670	203,757
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Six Flags Entertainment Corp.	19,424	$ 1,211,281
Sonic Corp. (b)	112,670	1,000,510
Summit Hotel Properties, Inc.	129,500	1,262,625
The Cheesecake Factory, Inc. (b)	11,200	325,248
Vail Resorts, Inc. (b)	57,390	2,800,632
WMS Industries, Inc. (b)	26,044	1,036,291
Wyndham Worldwide Corp.	286,171	8,951,429
		37,197,774
Household Durables - 0.2%
Beazer Homes USA, Inc. (b)	53,020	246,543
D.R. Horton, Inc.	43,170	511,133
Ethan Allen Interiors, Inc.	37,875	835,144
Fortune Brands, Inc.	37,994	2,350,309
Leggett & Platt, Inc.	49,098	1,132,200
		5,075,329
Internet & Catalog Retail - 0.2%
Expedia, Inc.	13,410	266,323
Liberty Media Corp. Interactive Series A (b)	284,727	4,572,716
Shutterfly, Inc. (b)	50,240	2,145,248
		6,984,287
Leisure Equipment & Products - 0.0%
Hasbro, Inc.	8,020	360,098
Media - 0.7%
Ascent Media Corp. (b)	15,512	647,161
DreamWorks Animation SKG, Inc. Class A (b)	38,076	1,051,659
E.W. Scripps Co. Class A (b)	142,072	1,359,629
Focus Media Holding Ltd. ADR (b)	49,400	1,310,088
Harte-Hanks, Inc.	73,376	931,141
Interpublic Group of Companies, Inc.	118,640	1,566,048
Knology, Inc. (b)	59,170	823,646
Liberty Media Corp. Starz Series A (b)	55,370	3,886,974
Live Nation Entertainment, Inc. (b)	118,235	1,256,838
Madison Square Garden, Inc. Class A (b)	97,170	2,775,175
National CineMedia, Inc.	56,883	1,074,520
Regal Entertainment Group Class A	28,230	421,756
Scripps Networks Interactive, Inc. Class A	6,580	341,765
Sirius XM Radio, Inc. (b)	876,925	1,587,234
SuperMedia, Inc. (b)	76,154	641,217
		19,674,851
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.4%
Big Lots, Inc. (b)	66,397	$ 2,724,269
Dollar Tree, Inc. (b)	22,995	1,157,108
Family Dollar Stores, Inc.	62,050	3,107,464
JCPenney Co., Inc.	72,990	2,551,730
Macy's, Inc.	101,250	2,419,875
Saks, Inc. (b)	35,260	431,935
		12,392,381
Specialty Retail - 1.0%
Abercrombie & Fitch Co. Class A	8,700	499,119
AnnTaylor Stores Corp. (b)	67,485	1,566,327
Dick's Sporting Goods, Inc. (b)	36,285	1,347,625
DSW, Inc. Class A (b)	32,023	1,300,454
Foot Locker, Inc.	245,257	4,873,257
Group 1 Automotive, Inc.	34,654	1,464,132
hhgregg, Inc. (b)	13,100	194,404
Limited Brands, Inc.	8,020	256,800
OfficeMax, Inc. (b)	33,434	459,383
Sally Beauty Holdings, Inc. (b)	187,715	2,434,664
Signet Jewelers Ltd. (b)	76,000	3,334,120
The Children's Place Retail Stores, Inc. (b)	27,685	1,265,205
The Men's Wearhouse, Inc.	123,960	3,309,732
Tractor Supply Co.	33,587	1,748,875
Vitamin Shoppe, Inc. (b)	41,000	1,426,390
Williams-Sonoma, Inc.	132,331	4,775,826
		30,256,313
Textiles, Apparel & Luxury Goods - 0.4%
Coach, Inc.	5,570	305,904
Fossil, Inc. (b)	16,450	1,262,373
Maidenform Brands, Inc. (b)	38,313	1,039,815
Phillips-Van Heusen Corp.	79,080	4,745,591
Steven Madden Ltd. (b)	29,166	1,258,221
The Jones Group, Inc.	28,280	376,124
Unifi, Inc. (b)	20,774	394,498
Vera Bradley, Inc.	31,145	1,069,831
		10,452,357
TOTAL CONSUMER DISCRETIONARY		145,025,021
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 1.1%
Beverages - 0.2%
Coca-Cola Enterprises, Inc.	106,645	$ 2,804,764
Constellation Brands, Inc. Class A (sub. vtg.) (b)	183,010	3,718,763
Hansen Natural Corp. (b)	3,890	223,870
		6,747,397
Food & Staples Retailing - 0.2%
Casey's General Stores, Inc.	47,140	1,936,040
Fresh Market, Inc.	23,250	948,600
United Natural Foods, Inc. (b)	31,795	1,349,698
		4,234,338
Food Products - 0.5%
Chiquita Brands International, Inc. (b)	35,220	605,432
Corn Products International, Inc.	56,589	2,762,675
Darling International, Inc. (b)	16,280	226,129
Diamond Foods, Inc.	22,171	1,129,612
Hain Celestial Group, Inc. (b)	100,320	2,991,542
Mead Johnson Nutrition Co. Class A	16,940	1,013,859
Ralcorp Holdings, Inc. (b)	12,938	839,029
Sara Lee Corp.	12,880	220,506
Smithfield Foods, Inc. (b)	80,550	1,864,733
Snyders-Lance, Inc.	28,454	518,432
The J.M. Smucker Co.	42,821	2,947,798
		15,119,747
Household Products - 0.0%
Church & Dwight Co., Inc.	16,790	1,266,638
Personal Products - 0.2%
Nu Skin Enterprises, Inc. Class A	79,835	2,548,333
Prestige Brands Holdings, Inc. (b)	185,546	2,044,717
		4,593,050
TOTAL CONSUMER STAPLES		31,961,170
ENERGY - 2.6%
Energy Equipment & Services - 0.9%
Complete Production Services, Inc. (b)	33,650	969,457
Dresser-Rand Group, Inc. (b)	64,664	3,186,642
Dril-Quip, Inc. (b)	30,470	2,337,049
FMC Technologies, Inc. (b)	14,677	1,380,372
Lufkin Industries, Inc.	17,718	1,384,662
McDermott International, Inc. (b)	236,017	5,416,590
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Oil States International, Inc. (b)	45,905	$ 3,341,425
Patterson-UTI Energy, Inc.	95,301	2,605,529
Rowan Companies, Inc. (b)	3,080	131,424
Subsea 7 SA sponsored ADR	40,715	1,048,004
Superior Energy Services, Inc. (b)	105,175	4,029,254
		25,830,408
Oil, Gas & Consumable Fuels - 1.7%
Arch Coal, Inc.	39,295	1,317,561
Berry Petroleum Co. Class A	7,660	398,243
Bill Barrett Corp. (b)	27,714	1,077,520
Cabot Oil & Gas Corp.	83,500	3,812,610
Carrizo Oil & Gas, Inc. (b)	37,043	1,378,740
Cimarex Energy Co.	1,250	145,163
Cloud Peak Energy, Inc. (b)	132,753	2,721,437
Concho Resources, Inc. (b)	15,255	1,624,963
Denbury Resources, Inc. (b)	162,740	3,943,190
Forest Oil Corp. (b)	22,850	810,947
Frontier Oil Corp.	71,898	2,005,954
Goodrich Petroleum Corp. (b)	34,401	699,716
James River Coal Co. (b)	48,962	1,028,202
Kodiak Oil & Gas Corp. (b)	137,370	1,039,891
Newfield Exploration Co. (b)	29,320	2,134,203
Patriot Coal Corp. (b)	54,145	1,277,822
Petrohawk Energy Corp. (b)	98,820	2,134,512
Plains Exploration & Production Co. (b)	33,795	1,323,750
QEP Resources, Inc.	116,875	4,622,406
Quicksilver Resources, Inc. (b)	38,595	597,837
Range Resources Corp.	47,750	2,592,825
Resolute Energy Corp. (b)	63,060	1,143,278
SandRidge Energy, Inc. (b)	195,175	2,109,842
SemGroup Corp. Class A (b)	36,759	1,180,331
SM Energy Co.	21,245	1,539,625
Tesoro Corp. (b)	63,400	1,507,652
Ultra Petroleum Corp. (b)	42,660	1,934,631
Western Refining, Inc. (b)	108,800	1,770,176
Whiting Petroleum Corp. (b)	14,100	921,294
		48,794,321
TOTAL ENERGY		74,624,729
Common Stocks - continued
	Shares	Value
FINANCIALS - 5.4%
Capital Markets - 1.2%
Affiliated Managers Group, Inc. (b)	32,363	$ 3,454,750
Fortress Investment Group LLC (b)	213,165	1,430,337
FXCM, Inc. Class A	4,970	56,559
GFI Group, Inc.	62,190	310,950
Greenhill & Co., Inc.	37,853	2,718,981
Invesco Ltd.	96,500	2,590,060
Investment Technology Group, Inc. (b)	44,020	842,983
Janus Capital Group, Inc.	79,920	1,073,326
Jefferies Group, Inc.	95,340	2,293,880
Legg Mason, Inc.	71,802	2,602,823
MF Global Holdings Ltd. (b)	102,960	892,663
Raymond James Financial, Inc.	263,141	10,083,563
Stifel Financial Corp. (b)	15,673	1,124,381
TD Ameritrade Holding Corp.	29,960	653,128
TradeStation Group, Inc. (b)	60,540	407,434
Virtus Investment Partners, Inc. (b)	32,872	1,915,780
Waddell & Reed Financial, Inc. Class A	21,110	852,422
		33,304,020
Commercial Banks - 1.3%
CIT Group, Inc. (b)	93,880	4,066,882
City National Corp.	19,376	1,141,440
Fifth Third Bancorp	335,050	4,891,730
First Horizon National Corp.	283,295	3,257,893
FirstMerit Corp.	32,240	549,692
Fulton Financial Corp.	140,900	1,534,401
Huntington Bancshares, Inc.	800,040	5,472,274
Investors Bancorp, Inc. (b)	118,050	1,598,397
KeyCorp	748,230	6,838,822
Prosperity Bancshares, Inc.	61,800	2,522,676
Regions Financial Corp.	56,440	431,202
Signature Bank, New York (b)	26,475	1,373,788
SVB Financial Group (b)	28,912	1,566,452
UMB Financial Corp.	49,340	1,967,679
		37,213,328
Consumer Finance - 0.4%
Discover Financial Services	571,112	12,421,686
Diversified Financial Services - 0.4%
Interactive Brokers Group, Inc.	23,450	362,303
Leucadia National Corp.	124,550	4,126,342
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - continued
PHH Corp. (b)	120,117	$ 2,964,488
The NASDAQ Stock Market, Inc. (b)	153,405	4,388,917
		11,842,050
Insurance - 0.7%
American Equity Investment Life Holding Co.	56,390	744,348
Brown & Brown, Inc.	34,690	906,797
Delphi Financial Group, Inc. Class A	26,370	816,415
Lincoln National Corp.	154,470	4,899,788
Old Republic International Corp.	161,136	2,014,200
Platinum Underwriters Holdings Ltd.	13,800	575,460
ProAssurance Corp. (b)	20,251	1,282,496
W.R. Berkley Corp.	74,820	2,240,859
White Mountains Insurance Group Ltd.	9,187	3,488,763
XL Capital Ltd. Class A	94,500	2,206,575
		19,175,701
Real Estate Investment Trusts - 1.0%
BioMed Realty Trust, Inc.	157,400	2,856,810
Campus Crest Communities, Inc.	125,100	1,791,432
CBL & Associates Properties, Inc.	164,800	2,941,680
Cedar Shopping Centers, Inc.	53,240	322,634
CommonWealth REIT	37,670	1,081,506
Coresite Realty Corp.	6,380	99,145
Douglas Emmett, Inc.	11,160	209,250
DuPont Fabros Technology, Inc.	59,100	1,443,222
Home Properties, Inc.	84,125	4,956,645
Plum Creek Timber Co., Inc.	100,360	4,211,106
Post Properties, Inc.	15,460	602,940
Potlatch Corp.	83,197	3,194,765
SL Green Realty Corp.	39,540	2,994,364
The Macerich Co.	21,575	1,092,558
Weyerhaeuser Co.	73,295	1,789,131
		29,587,188
Real Estate Management & Development - 0.1%
CB Richard Ellis Group, Inc. Class A (b)	73,495	1,840,315
Jones Lang LaSalle, Inc.	9,990	983,216
		2,823,531
Thrifts & Mortgage Finance - 0.3%
First Niagara Financial Group, Inc.	277,700	4,021,096
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Northwest Bancshares, Inc.	108,070	$ 1,311,970
People's United Financial, Inc.	171,818	2,264,561
		7,597,627
TOTAL FINANCIALS		153,965,131
HEALTH CARE - 3.0%
Biotechnology - 0.3%
Acorda Therapeutics, Inc. (b)	34,867	731,161
Affymax, Inc. (b)	13,020	83,068
Alexion Pharmaceuticals, Inc. (b)	13,735	1,322,406
Amarin Corp. PLC ADR (b)	57,600	445,248
BioMarin Pharmaceutical, Inc. (b)	59,117	1,446,002
Chelsea Therapeutics International Ltd. (b)	59,460	245,570
Human Genome Sciences, Inc. (b)	47,900	1,198,937
InterMune, Inc. (b)	28,655	1,049,060
ONYX Pharmaceuticals, Inc. (b)	17,420	613,881
Pharmasset, Inc. (b)	5,280	264,000
Theravance, Inc. (b)	8,680	197,730
United Therapeutics Corp. (b)	31,409	2,117,909
		9,714,972
Health Care Equipment & Supplies - 0.8%
Alere, Inc. (b)	24,285	938,372
Analogic Corp.	4,090	221,678
CareFusion Corp. (b)	141,067	3,853,950
Cooper Companies, Inc.	22,750	1,406,405
DENTSPLY International, Inc.	57,915	2,164,284
HeartWare International, Inc. (b)	15,860	1,333,509
Hologic, Inc. (b)	34,580	697,824
Immucor, Inc. (b)	17,310	337,026
Insulet Corp. (b)	117,238	2,075,113
Mako Surgical Corp. (b)	53,310	1,098,186
Masimo Corp.	37,422	1,127,899
Meridian Bioscience, Inc.	39,662	855,509
NuVasive, Inc. (b)	8,210	219,453
Sirona Dental Systems, Inc. (b)	87,686	4,424,636
Thoratec Corp. (b)	8,490	236,701
Zoll Medical Corp. (b)	32,838	1,519,743
		22,510,288
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 1.1%
AMERIGROUP Corp. (b)	30,495	$ 1,748,888
AmerisourceBergen Corp.	58,400	2,213,944
Assisted Living Concepts, Inc. Class A (b)	60,593	2,178,318
Catalyst Health Solutions, Inc. (b)	33,760	1,526,290
Chemed Corp.	23,637	1,546,805
Coventry Health Care, Inc. (b)	49,335	1,489,917
Hanger Orthopedic Group, Inc. (b)	3,920	105,448
Health Management Associates, Inc. Class A (b)	577,555	5,775,550
Health Net, Inc. (b)	125,500	3,692,210
HealthSouth Corp. (b)	8,250	199,733
MEDNAX, Inc. (b)	43,667	2,835,298
Omnicare, Inc.	13,060	373,908
PSS World Medical, Inc. (b)	45,942	1,195,411
Universal Health Services, Inc. Class B	30,110	1,376,328
VCA Antech, Inc. (b)	40,663	1,018,202
Wellcare Health Plans, Inc. (b)	109,681	4,118,522
		31,394,772
Health Care Technology - 0.2%
Allscripts-Misys Healthcare Solutions, Inc. (b)	71,742	1,531,692
MedAssets, Inc. (b)	57,480	814,492
Medidata Solutions, Inc. (b)	63,800	1,653,058
Quality Systems, Inc.	16,643	1,329,776
		5,329,018
Life Sciences Tools & Services - 0.3%
Bruker BioSciences Corp. (b)	66,055	1,267,595
PAREXEL International Corp. (b)	115,692	2,715,291
PerkinElmer, Inc.	46,238	1,225,307
Pharmaceutical Product Development, Inc.	63,401	1,741,625
Sequenom, Inc. (b)	16,370	100,512
Techne Corp.	15,232	1,091,982
		8,142,312
Pharmaceuticals - 0.3%
Auxilium Pharmaceuticals, Inc. (b)	53,780	1,208,437
Cadence Pharmaceuticals, Inc. (b)	90,075	676,463
Impax Laboratories, Inc. (b)	11,020	226,902
Medicis Pharmaceutical Corp. Class A	41,653	1,336,645
Mylan, Inc. (b)	61,575	1,408,220
Optimer Pharmaceuticals, Inc. (b)	104,470	1,247,372
Perrigo Co.	18,479	1,412,350
Salix Pharmaceuticals Ltd. (b)	4,860	162,032
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Valeant Pharmaceuticals International, Inc.:
(Canada)	39,372	$ 1,580,555
(United States)	7,324	293,546
Watson Pharmaceuticals, Inc. (b)	3,680	206,043
		9,758,565
TOTAL HEALTH CARE		86,849,927
INDUSTRIALS - 4.7%
Aerospace & Defense - 0.6%
AAR Corp. (b)	62,450	1,704,261
BE Aerospace, Inc. (b)	24,920	840,302
Esterline Technologies Corp. (b)	24,380	1,744,877
GeoEye, Inc. (b)	81,059	3,611,178
Hexcel Corp. (b)	61,919	1,148,597
Spirit AeroSystems Holdings, Inc. Class A (b)	150,240	3,904,738
TransDigm Group, Inc. (b)	37,502	3,014,411
Triumph Group, Inc.	21,825	1,889,827
		17,858,191
Air Freight & Logistics - 0.2%
Atlas Air Worldwide Holdings, Inc. (b)	38,000	2,594,640
Forward Air Corp.	37,353	1,106,769
Hub Group, Inc. Class A (b)	41,233	1,441,506
		5,142,915
Building Products - 0.1%
Ameron International Corp.	26,562	1,876,871
Armstrong World Industries, Inc.	42,079	1,752,170
		3,629,041
Commercial Services & Supplies - 0.4%
American Reprographics Co. (b)	86,640	771,096
Clean Harbors, Inc. (b)	16,790	1,542,665
Corrections Corp. of America (b)	52,347	1,300,299
Fuel Tech, Inc. (b)	56,168	420,137
Rollins, Inc.	60,670	1,190,345
Tetra Tech, Inc. (b)	47,459	1,115,287
The Geo Group, Inc. (b)	48,510	1,233,609
United Stationers, Inc. (b)	30,125	2,031,028
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Viad Corp.	48,144	$ 1,103,460
Waste Connections, Inc.	45,575	1,321,219
		12,029,145
Construction & Engineering - 0.2%
AECOM Technology Corp. (b)	50,605	1,449,327
Chicago Bridge & Iron Co. NV unit	12,900	458,208
Foster Wheeler Ag (b)	13,780	498,285
KBR, Inc.	76,800	2,519,040
		4,924,860
Electrical Equipment - 0.5%
AMETEK, Inc.	41,685	1,748,686
Babcock & Wilcox Co. (b)	76,555	2,585,262
Brady Corp. Class A	35,400	1,265,196
Encore Wire Corp.	81,134	1,903,404
GrafTech International Ltd. (b)	68,575	1,372,186
Regal-Beloit Corp.	25,854	1,886,049
Thomas & Betts Corp. (b)	48,286	2,674,562
Woodward, Inc.	40,670	1,337,636
		14,772,981
Machinery - 1.6%
Actuant Corp. Class A	188,006	5,320,570
AGCO Corp. (b)	77,265	4,232,577
ArvinMeritor, Inc. (b)	62,871	1,126,648
Barnes Group, Inc.	72,515	1,543,119
CNH Global NV (b)	8,900	431,205
Commercial Vehicle Group, Inc. (b)	22,990	362,322
Flowserve Corp.	3,810	476,136
John Bean Technologies Corp.	103,823	1,969,522
Joy Global, Inc.	6,600	642,708
Kadant, Inc. (b)	43,208	1,124,272
Kaydon Corp.	26,699	1,047,669
Kennametal, Inc.	59,922	2,304,600
Lincoln Electric Holdings, Inc.	18,084	1,290,836
Lindsay Corp.	16,036	1,132,302
Middleby Corp. (b)	22,560	2,022,955
Navistar International Corp. (b)	1,780	110,324
Pentair, Inc.	88,175	3,269,529
RBC Bearings, Inc. (b)	45,020	1,629,274
SPX Corp.	67,090	5,351,098
Terex Corp. (b)	64,995	2,193,581
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Timken Co.	27,200	$ 1,325,184
TriMas Corp. (b)	41,896	861,801
Trinity Industries, Inc.	127,490	3,971,314
Wabtec Corp.	28,277	1,605,003
		45,344,549
Marine - 0.1%
Genco Shipping & Trading Ltd. (b)	4,700	57,058
Kirby Corp. (b)	51,486	2,849,235
		2,906,293
Professional Services - 0.3%
CoStar Group, Inc. (b)	29,105	1,649,380
ICF International, Inc. (b)	45,900	1,040,553
IHS, Inc. Class A (b)	17,680	1,479,816
SFN Group, Inc. (b)	87,900	1,215,657
Verisk Analytics, Inc. (b)	67,617	2,187,410
		7,572,816
Road & Rail - 0.5%
AMERCO (b)	10,970	1,059,592
Avis Budget Group, Inc. (b)	187,107	2,866,479
Celadon Group, Inc. (b)	149,834	2,189,075
Genesee & Wyoming, Inc. Class A (b)	26,930	1,402,784
Hertz Global Holdings, Inc. (b)	184,200	2,801,682
Knight Transportation, Inc.	75,111	1,397,816
Ryder System, Inc.	58,700	2,807,621
Swift Transporation Co.	32,800	472,976
		14,998,025
Trading Companies & Distributors - 0.2%
Applied Industrial Technologies, Inc.	40,700	1,304,028
United Rentals, Inc. (b)	30,360	940,553
Watsco, Inc.	14,758	953,072
WESCO International, Inc. (b)	24,107	1,403,510
		4,601,163
TOTAL INDUSTRIALS		133,779,979
INFORMATION TECHNOLOGY - 6.2%
Communications Equipment - 0.9%
ADTRAN, Inc.	13,530	615,344
Aruba Networks, Inc. (b)	53,850	1,639,733
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Ciena Corp. (b)	116,881	$ 3,222,409
Emulex Corp. (b)	36,660	403,260
Finisar Corp. (b)	180,669	7,411,042
Harmonic, Inc. (b)	130,282	1,252,010
JDS Uniphase Corp. (b)	69,560	1,716,045
Motorola Mobility Holdings, Inc.	117,032	3,534,366
NETGEAR, Inc. (b)	47,763	1,566,626
Polycom, Inc. (b)	53,075	2,536,985
Riverbed Technology, Inc. (b)	31,145	1,285,977
Tellabs, Inc.	303,510	1,635,919
		26,819,716
Computers & Peripherals - 0.1%
STEC, Inc. (b)	14,150	289,085
Synaptics, Inc. (b)	15,910	469,345
Western Digital Corp. (b)	104,901	3,207,873
		3,966,303
Electronic Equipment & Components - 0.8%
Aeroflex Holding Corp.	48,580	954,597
Amphenol Corp. Class A	68,715	3,949,738
Avnet, Inc. (b)	92,930	3,179,135
Coherent, Inc. (b)	27,403	1,692,135
Daktronics, Inc.	28,507	326,405
Fabrinet (b)	76,915	2,248,225
Littelfuse, Inc.	25,093	1,325,663
Molex, Inc. Class A (non-vtg.)	136,500	3,142,230
Tech Data Corp. (b)	94,031	4,662,057
Trimble Navigation Ltd. (b)	35,370	1,738,436
		23,218,621
Internet Software & Services - 0.8%
Ancestry.com, Inc. (b)	40,090	1,317,357
GSI Commerce, Inc. (b)	54,810	1,139,500
IAC/InterActiveCorp (b)	158,406	4,921,674
LogMeIn, Inc. (b)	38,915	1,396,659
Open Text Corp. (b)	23,544	1,384,884
OpenTable, Inc. (b)	20,815	1,849,829
RightNow Technologies, Inc. (b)	7,460	199,107
SPS Commerce, Inc. (b)	123,910	1,920,605
Support.com, Inc. (b)	269,125	1,501,718
ValueClick, Inc. (b)	228,825	3,416,357
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
VistaPrint Ltd. (b)	61,104	$ 3,129,136
WebMD Health Corp. (b)	21,074	1,222,292
		23,399,118
IT Services - 0.6%
Alliance Data Systems Corp. (b)	54,853	4,319,125
Fidelity National Information Services, Inc.	56,747	1,838,035
Genpact Ltd. (b)	26,100	364,095
Global Payments, Inc.	22,361	1,073,104
Teradata Corp. (b)	66,278	3,169,414
VeriFone Systems, Inc. (b)	35,900	1,631,296
Wright Express Corp. (b)	69,590	3,549,090
		15,944,159
Semiconductors & Semiconductor Equipment - 1.3%
Advanced Energy Industries, Inc. (b)	74,547	1,201,698
Applied Micro Circuits Corp. (b)	119,185	1,251,443
Atmel Corp. (b)	335,810	4,929,691
Avago Technologies Ltd.	14,800	503,052
Brooks Automation, Inc. (b)	75,600	948,780
Cymer, Inc. (b)	27,186	1,375,612
Entropic Communications, Inc. (b)	135,850	1,257,971
Fairchild Semiconductor International, Inc. (b)	43,430	764,802
Hittite Microwave Corp. (b)	23,588	1,447,831
Integrated Device Technology, Inc. (b)	235,029	1,821,475
Mellanox Technologies Ltd. (b)	52,700	1,386,010
Microsemi Corp. (b)	71,650	1,578,450
Netlogic Microsystems, Inc. (b)	57,780	2,391,514
Novellus Systems, Inc. (b)	49,430	1,975,223
ON Semiconductor Corp. (b)	249,802	2,785,292
Power Integrations, Inc.	25,952	1,033,928
RF Micro Devices, Inc. (b)	168,533	1,263,998
Semtech Corp. (b)	52,720	1,248,410
Skyworks Solutions, Inc. (b)	60,025	2,157,299
Teradyne, Inc. (b)	93,220	1,736,689
Varian Semiconductor Equipment Associates, Inc. (b)	66,108	3,154,013
Volterra Semiconductor Corp. (b)	48,411	1,221,410
		37,434,591
Software - 1.7%
ANSYS, Inc. (b)	23,819	1,341,486
Ariba, Inc. (b)	11,400	352,830
Aspen Technology, Inc. (b)	85,147	1,296,789
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Blackboard, Inc. (b)	32,656	$ 1,143,287
BMC Software, Inc. (b)	4,640	229,680
BroadSoft, Inc. (b)	64,569	2,279,286
Check Point Software Technologies Ltd. (b)	14,000	697,760
CommVault Systems, Inc. (b)	44,423	1,622,772
Compuware Corp. (b)	37,130	418,084
Concur Technologies, Inc. (b)	21,045	1,094,971
DemandTec, Inc. (b)	57,780	751,718
Fair Isaac Corp.	40,438	1,130,242
Fortinet, Inc. (b)	30,265	1,236,023
Informatica Corp. (b)	96,791	4,550,145
Lawson Software, Inc. (b)	160,718	1,629,681
Mentor Graphics Corp. (b)	82,830	1,316,997
MICROS Systems, Inc. (b)	99,666	4,748,088
Nice Systems Ltd. sponsored ADR (b)	90,453	3,133,744
Nuance Communications, Inc. (b)	15,790	294,641
Parametric Technology Corp. (b)	49,915	1,182,986
Pegasystems, Inc.	15,610	628,771
Progress Software Corp. (b)	113,725	3,338,966
QLIK Technologies, Inc.	56,745	1,484,449
Quest Software, Inc. (b)	58,603	1,569,974
RealPage, Inc.	43,965	1,090,332
SolarWinds, Inc. (b)	69,305	1,555,897
Sourcefire, Inc. (b)	17,000	460,700
SuccessFactors, Inc. (b)	56,133	2,015,736
Synopsys, Inc. (b)	97,172	2,693,608
VanceInfo Technologies, Inc. ADR (b)	35,370	1,174,284
Websense, Inc. (b)	52,029	1,114,461
		47,578,388
TOTAL INFORMATION TECHNOLOGY		178,360,896
MATERIALS - 2.0%
Chemicals - 0.9%
Ashland, Inc.	11,530	649,139
Calgon Carbon Corp. (b)	48,516	681,165
Celanese Corp. Class A	13,680	567,036
CF Industries Holdings, Inc.	3,860	545,341
Chemtura Corp. (b)	187,284	3,047,111
Cytec Industries, Inc.	58,878	3,346,037
Eastman Chemical Co.	9,700	906,077
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Huntsman Corp.	199,050	$ 3,513,233
Innophos Holdings, Inc.	22,300	955,109
Intrepid Potash, Inc. (b)	35,640	1,375,704
Kraton Performance Polymers, Inc. (b)	33,375	1,144,763
Olin Corp.	59,587	1,108,914
PolyOne Corp. (b)	144,600	2,007,048
Quaker Chemical Corp.	15,604	604,343
Rockwood Holdings, Inc. (b)	80,743	3,758,587
Solutia, Inc. (b)	70,855	1,644,545
		25,854,152
Containers & Packaging - 0.3%
Boise, Inc.	155,200	1,393,696
Greif, Inc. Class A	25,438	1,644,821
Rock-Tenn Co. Class A	6,540	448,971
Silgan Holdings, Inc.	35,405	1,291,574
Temple-Inland, Inc.	148,437	3,471,941
		8,251,003
Metals & Mining - 0.7%
Allied Nevada Gold Corp. (b)	11,823	358,710
Carpenter Technology Corp.	23,299	968,772
Compass Minerals International, Inc.	3,180	297,235
Detour Gold Corp. (b)	16,484	536,653
Gammon Gold, Inc. (b)	119,935	1,063,208
Hecla Mining Co. (b)	39,950	405,493
Kaiser Aluminum Corp.	50,544	2,553,988
Molycorp, Inc.	14,530	697,295
Noranda Aluminium Holding Corp. (b)	202,575	3,194,608
Reliance Steel & Aluminum Co.	92,024	5,091,688
Schnitzer Steel Industries, Inc. Class A	30,860	1,981,212
Stillwater Mining Co. (b)	38,845	927,230
Walter Energy, Inc.	7,665	927,542
		19,003,634
Paper & Forest Products - 0.1%
Louisiana-Pacific Corp. (b)	82,585	852,277
MeadWestvaco Corp.	77,300	2,268,755
Wausau-Mosinee Paper Corp.	65,238	523,861
		3,644,893
TOTAL MATERIALS		56,753,682
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.0%
Cogent Communications Group, Inc. (b)	22,630	$ 333,566
Wireless Telecommunication Services - 0.2%
MetroPCS Communications, Inc. (b)	68,500	986,400
NII Holdings, Inc. (b)	6,310	258,458
NTELOS Holdings Corp.	88,250	1,713,815
SBA Communications Corp. Class A (b)	86,852	3,655,601
		6,614,274
TOTAL TELECOMMUNICATION SERVICES		6,947,840
UTILITIES - 1.4%
Electric Utilities - 0.2%
ITC Holdings Corp.	41,646	2,854,833
Portland General Electric Co.	24,600	576,132
UIL Holdings Corp.	14,900	458,026
		3,888,991
Gas Utilities - 0.5%
Energen Corp.	31,300	1,912,430
National Fuel Gas Co. New Jersey	6,140	447,606
ONEOK, Inc.	56,740	3,663,702
Questar Corp.	244,304	4,365,712
UGI Corp.	141,484	4,511,925
		14,901,375
Independent Power Producers & Energy Traders - 0.0%
AES Corp. (b)	55,290	683,937
Multi-Utilities - 0.3%
CMS Energy Corp.	175,540	3,380,900
MDU Resources Group, Inc.	42,468	911,788
NiSource, Inc.	198,400	3,801,344
OGE Energy Corp.	7,090	341,029
		8,435,061
Water Utilities - 0.4%
American Water Works Co., Inc.	400,449	11,108,455
TOTAL UTILITIES		39,017,819
TOTAL COMMON STOCKS (Cost $836,681,725)		907,286,194
Investment Companies - 0.1%
	Principal Amount	Value
Ares Capital Corp. (Cost $3,003,356)	$ 178,790	$ 3,187,826
Equity Funds - 65.6%
	Shares
Mid-Cap Blend Funds - 6.3%
FMI Common Stock Fund	2,031,354	53,871,500
Royce Premier Fund	2,826,385	60,541,168
Royce Value Fund Service Class	4,902,841	66,433,499
TOTAL MID-CAP BLEND FUNDS		180,846,167
Mid-Cap Growth Funds - 1.7%
iShares Russell Midcap Growth Index ETF	806,900	48,430,138
Mid-Cap Value Funds - 1.7%
iShares Russell Midcap Value Index ETF	1,042,600	49,690,316
Sector Funds - 7.8%
FBR Small Cap Financial Fund	1,171,376	24,200,619
Fidelity Advisor Real Estate Fund Institutional Class (c)	4,382,187	78,835,549
Fidelity Utilities Portfolio (c)	701,808	35,286,929
John Hancock Regional Bank Fund Class A	1,634,958	24,736,908
RS Technology Fund Class A	2,047,503	43,837,029
SPDR S&P Oil & Gas Exploration & Production ETF	271,800	16,767,342
TOTAL SECTOR FUNDS		223,664,376
Small Blend Funds - 12.4%
Dreyfus Advantage Funds, Inc.	182	5,729
iShares Russell 2000 Index ETF	2,500	205,675
Natixis Vaughan Nelson Small Cap Value Fund Class A	2,677,404	64,980,592
Perritt MicroCap Opportunities Fund (b)	2,175,247	61,428,980
Royce Low Priced Stock Fund	262	5,000
Royce Micro-Cap Fund Service Class	2,787,640	50,121,765
RS Partners Fund Class A (b)	2,069,240	71,057,696
T. Rowe Price Small-Cap Value Fund	1,991,764	74,969,999
Wells Fargo Small Cap Value Fund Class A	1,052,954	34,979,127
TOTAL SMALL BLEND FUNDS		357,754,563
Equity Funds - continued
	Shares	Value
Small Growth Funds - 21.7%
Aston/TAMRO Small Cap Fund Class N	2,111,761	$ 47,050,033
Baron Small Cap Fund (b)	1,890,495	48,472,285
Buffalo Small Cap Fund (b)	673,385	18,403,609
Champlain Small Company Fund Advisor Class (b)	5,833,622	89,429,422
ING SmallCap Opportunities Fund Class A (b)	485,942	19,160,684
iShares Russell 2000 Growth Index ETF	726,800	66,829,260
JPMorgan Small Capital Equity Fund Class A	39	1,389
MFS New Discovery Fund A Shares	3,321,111	85,086,858
Perimeter Small Cap Growth Fund Investor Shares (b)	3,460,410	41,213,485
RS Emerging Growth Fund Class A (b)	1,944,321	85,180,717
The Brown Capital Management Small Co. Fund Institutional Shares	542,740	24,233,336
Turner Small Cap Growth Fund Class I (b)	1,069,519	39,080,242
William Blair Small Cap Growth Fund Class N (b)	2,467,387	58,501,749
TOTAL SMALL GROWTH FUNDS		622,643,069
Small Value Funds - 14.0%
Fidelity Small Cap Value Fund (c)	4,191,229	68,736,149
Goldman Sachs Small Cap Value Fund Class A	1,477,744	61,740,132
HighMark Small Cap Value Fund Class A	1,280,828	17,816,322
iShares Russell 2000 Value Index ETF	858,000	64,023,960
Northern Small Cap Value Fund	1,934,293	30,890,662
Royce Opportunity Fund Service Class (b)	7,959,806	99,338,367
Rydex/SGI Mid Cap Value Fund Class A	1,745,417	60,548,503
TOTAL SMALL VALUE FUNDS		403,094,095
TOTAL EQUITY FUNDS (Cost $1,400,662,070)		1,886,122,724
Short-Term Funds - 2.4%

Fidelity Institutional Money Market Portfolio Class I (c)	56,635	56,635
SSgA US Treasury Money Market Fund, 0% (a)	68,214,797	68,214,797
TOTAL SHORT-TERM FUNDS (Cost $68,271,432)		68,271,432
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $2,308,618,583)		2,864,868,176
NET OTHER ASSETS (LIABILITIES) - 0.3%		8,259,904
NET ASSETS - 100%		$ 2,873,128,080
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
221 CME E-mini S&P Midcap 400 Index Contracts	March 2011	$ 21,346,390	$ 87,577
280 NYFE Russell Mini Index Contracts	March 2011	23,041,200	199,898
TOTAL EQUITY INDEX CONTRACTS		$ 44,387,590	$ 287,475

The face value of futures purchased as a percentage of net assets is 1.5%
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Non-income producing
(c) Affiliated company
Security Abbreviation
ETF	-	Exchange-Traded Fund
Affiliated Underlying Funds
Information regarding fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor Real Estate Fund Institutional Class	$ 23,563,499	$ 61,315,888	$ 25,098,708	$ 895,727	$ 78,835,549
Fidelity Institutional Money Market Portfolio Class I	3,405	225,012,072	224,958,842	5,591	56,635
Fidelity Small Cap Value Fund	45,552,687	10,123,388	1,192,759	421,791	68,736,149
Fidelity Utilities Portfolio	-	30,718,598	50,205	687,296	35,286,929
Total	$ 69,119,591	$ 327,169,946	$ 251,300,514	$ 2,010,405	$ 182,915,262
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of February 28, 2011. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 287,475	$ -
Total Value of Derivatives	$ 287,475	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $2,174,414,550)	$ 2,681,952,914
Affiliated issuers (cost $134,204,033)	182,915,262
Total Investments (cost $2,308,618,583)		$ 2,864,868,176
Segregated cash with broker for futures contracts		2,518,500
Receivable for investments sold		10,668,855
Receivable for fund shares sold		3,245,589
Dividends receivable		442,110
Receivable for daily variation on futures contracts		90,380
Total assets		2,881,833,610

Liabilities
Payable to custodian bank	$ 11
Payable for investments purchased	6,195,541
Payable for fund shares redeemed	1,600,260
Accrued management fee	406,369
Other affiliated payables	341,017
Other payables and accrued expenses	162,332
Total liabilities		8,705,530

Net Assets		$ 2,873,128,080
Net Assets consist of:
Paid in capital		$ 2,273,493,540
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		43,097,472
Net unrealized appreciation (depreciation) on investments		556,537,068
Net Assets, for 239,514,766 shares outstanding		$ 2,873,128,080
Net Asset Value, offering price and redemption price per share ($2,873,128,080 ÷ 239,514,766 shares)		$ 12.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends: Unaffiliated issuers		$ 6,568,513
Affiliated issuers		2,010,405
Total income		8,578,918

Expenses
Management fee	$ 5,652,716
Transfer agent fees	1,114,347
Accounting fees and expenses	308,362
Custodian fees and expenses	57,945
Independent trustees' compensation	13,438
Registration fees	132,193
Audit	41,608
Legal	8,789
Miscellaneous	4,177
Total expenses before reductions	7,333,575
Expense reductions	(4,614,898)	2,718,677
Net investment income (loss)		5,860,241
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	80,929,502
Affiliated issuers	191,720
Foreign currency transactions	(3,084)
Realized gain distributions from underlying funds:
Unaffiliated issuers	16,013,411
Affiliated issuers	517,737
Total net realized gain (loss)		97,649,286
Change in net unrealized appreciation (depreciation) on: Investment securities	438,344,508
Futures contracts	287,475
Total change in net unrealized appreciation (depreciation)		438,631,983
Net gain (loss)		536,281,269
Net increase (decrease) in net assets resulting from operations		$ 542,141,510

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,860,241	$ 4,042,898
Net realized gain (loss)	97,649,286	2,125,634
Change in net unrealized appreciation (depreciation)	438,631,983	406,959,615
Net increase (decrease) in net assets resulting from operations	542,141,510	413,128,147
Distributions to shareholders from net investment income	(7,063,592)	(4,152,770)
Distributions to shareholders from net realized gain	(7,063,592)	-
Total distributions	(14,127,184)	(4,152,770)
Share transactions Proceeds from sales of shares	1,385,312,533	603,813,233
Reinvestment of distributions	14,093,459	4,143,999
Cost of shares redeemed	(372,532,803)	(258,577,917)
Net increase (decrease) in net assets resulting from share transactions	1,026,873,189	349,379,315
Total increase (decrease) in net assets	1,554,887,515	758,354,692

Net Assets
Beginning of period	1,318,240,565	559,885,873
End of period	$ 2,873,128,080	$ 1,318,240,565
Other Information Shares
Sold	130,834,666	75,812,984
Issued in reinvestment of distributions	1,237,354	448,000
Redeemed	(35,599,493)	(33,679,876)
Net increase (decrease)	96,472,527	42,581,108

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 E	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.22	$ 5.57	$ 9.99	$ 11.77	$ 11.31
Income from Investment Operations
Net investment income (loss) B	.03	.03	.04	.03	.02
Net realized and unrealized gain (loss)	2.81	3.65	(4.05)	(1.17)	.75
Total from investment operations	2.84	3.68	(4.01)	(1.14)	.77
Distributions from net investment income	(.03)	(.03)	(.04)	(.03)	(.01)
Distributions from net realized gain	(.03)	-	(.38)	(.61)	(.30)
Total distributions	(.06)	(.03)	(.41) F	(.64)	(.31)
Net asset value, end of period	$ 12.00	$ 9.22	$ 5.57	$ 9.99	$ 11.77
Total Return A	30.84%	66.12%	(41.74)%	(10.38)%	6.86%
Ratios to Average Net Assets D
Expenses before reductions	.40%	.25%	.25%	.26%	.26%
Expenses net of contractual waivers	.15%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.15%	.00%	.00%	.00%	.00%
Net investment income (loss)	.32%	.42%	.50%	.30%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,873,128	$ 1,318,241	$ 559,886	$ 359,884	$ 303,861
Portfolio turnover rate C	69%	39%	55%	20%	27%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Amounts do not include the portfolio activity of the Underlying Funds.

D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts contractually reimbursed or waived and do not represent the amount paid by the Fund during periods when reimbursements or waivers occur. Expenses net of contractual waivers reflect expenses after reimbursement or waivers. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

E For the year ended February 29.

F Total distributions of $.41 per share is comprised of distributions from net investment income of $.035 and distributions from net realized gain of $.375 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2011

1. Organization.

Strategic Advisers Small-Mid Cap Fund (the Fund) (formerly PAS Small-Mid Cap Fund of Funds) is a fund of Fidelity Rutland Square Trust II (the Trust) (formerly a fund of Fidelity Rutland Square Trust), an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

2. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent return of capital or capital gain are recorded as reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming Shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 570,745,702
Gross unrealized depreciation	(16,923,166)
Net unrealized appreciation (depreciation) on securities and other investments	$ 553,822,536
Tax Cost	$ 2,311,045,640

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 45,812,005
Net unrealized appreciation (depreciation)	$ 553,822,536

The tax character of distributions paid was as follows:

	February 28, 2011	February 28, 2010
Ordinary Income	$ 14,127,184	$ 4,152,770

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. The receivable and/or payable for the variation margin are reflected in the Statement of Assets and Liabilities.

Annual Report

3. Derivative Instruments - continued

Futures Contracts - continued

Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized a change in net unrealized appreciation (depreciation) of $287,475 related to its investment in futures contracts. This amount is included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,226,527,758 and $1,267,117,217, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. Effective August 23, 2010, the management fee is calculated by adding the annual management fee rate of .25% of the Fund's average daily net assets throughout the month payable to Strategic Advisers to the aggregate of fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate annual management fee will not exceed 1.10% of the Fund's average daily net assets. For the period, the total annual management fee rate was .31% of the Fund's average net assets. Effective August 23, 2010, all other expenses of the Fund are paid by the Fund.

Prior to August 23, 2010, the management fee was computed at an annual rate of .25% of the Fund's average net assets. Strategic Advisers, either itself or through an affiliated company, paid all other expenses of the Fund with certain exceptions such as interest expense and independent Trustees' compensation.

Strategic Advisers has contractually agreed to waive .25% of its management fee until September 30, 2013. This waiver was in effect during the entire period from March 1, 2010 through February 28, 2011.

Sub-Advisers. Pyramis Global Advisors, LLC (Pyramis), an affiliate of Strategic Advisers, Advisory Research, Inc., Fred Alger Management, Inc., Invesco Advisers Inc., Loomis, Sayles & Company, L.P. and Systematic Financial Management, L.P. each serve as a sub-adviser for the Fund. Each sub-adviser provides discretionary investment advisory services for its allocated portion of the Fund's assets and is paid by Strategic Advisers and not the Fund for providing these services.

In March 2011, the Board of Trustees approved the appointment of Evercore Asset Management, LLC as an additional sub-adviser for the Fund.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective August 23, 2010, FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .12% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

6. Committed Line of Credit.

Prior to August 23, 2010 and subsequent to September 8, 2010, the Fund participated with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,160 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

In addition to waiving its management fee, Strategic Advisers had contractually agreed to reimburse the Fund to the extent that annual operating expenses exceed .00% of average net assets. Some expenses, for example interest expense, including commitment fees, were excluded from this reimbursement. This contractual reimbursement was eliminated effective August 23, 2010. During the period, this waiver and reimbursement reduced the Fund's expenses by $4,608,663 and $5,490, respectively.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $745.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum

Annual Report

8. Other - continued

exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principle investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of approximately 17% of the total outstanding shares of Fidelity Advisor Real Estate Fund.

9. Reorganization.

At the close of business on August 20, 2010, the Fund, a fund of Fidelity Rutland Square Trust II, assumed all of the assets and all of the liabilities of the PAS Small-Mid Cap Fund of Funds, a fund of Fidelity Rutland Square Trust, pursuant to an Agreement and Plan of Reorganization (Reorganization) approved by the Board of Trustees on March 4, 2010 and by the shareholders of PAS Small-Mid Cap Fund of Funds on August 9, 2010. All of the assets and liabilities of PAS Small-Mid Cap Fund of Funds were transferred in exchange solely for the number of equivalent shares of the Fund at the same aggregate net asset value as the outstanding shares of PAS Small-Mid Cap Fund of Funds at the close of business on August 20, 2010. The Reorganization qualified as a tax-free transaction with no gain or loss recognized by the Fund or its shareholders. All legal and other expenses associated with the Reorganization were paid by Strategic Advisers.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Small-Mid Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Small-Mid Cap Fund, formerly known as the PAS Small Cap Fund of Funds, (a fund of Fidelity Rutland Square Trust II, formerly a fund of Fidelity Rutland Square Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Small-Mid Cap Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 20, 2011

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Boyce I. Greer, each of the Trustees oversees 17 funds advised by Strategic Advisers or an affiliate. Mr. Greer oversees 19 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds dedicated to Strategic Advisers' discretionary asset management programs, as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Roger T. Servison (65)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Boyce I. Greer (55)

Year of Election or Appointment: 2009

Mr. Greer is head of Institutional Investments for Fidelity Asset Management and Vice Chairman of Pyramis Global Advisors, LLC (2011-present), President and a Director of Strategic Advisers, Inc. and Global Asset Allocation (2008-present), Director of Ballyrock Investment Advisors LLC (2006-present), and serves as Vice President of a number of Fidelity funds (2005-present). Mr. Greer is also a Trustee of other investment companies advised by FMR. Mr. Greer is President of The North Carolina Capital Management Trust: Cash and Term Portfolios (2003-present), President of the Asset Allocation Division (2008-present), President of FIMM 130/30 LLC (2008-present), and an Executive Vice President of FMR (2005-present). Previously, Mr. Greer served as Executive Vice President of FMR Co., Inc. (2005-2009), President and Director of Fidelity Investments Money Management, Inc. (2007-2009), and as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (66)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (78)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin, and is an Advisory Director of CH2M Hill Companies (engineering). Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Karen Kaplan (51)

Year of Election or Appointment: 2007

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental, Doral, and DentaQuest) (2004-present), Member of the board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the board of the Massachusetts Conference for Women (2008-present), and Director of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Howard E. Cox, Jr. (67)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (41)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (45)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the fund. Ms. Laurent also serves as AML Officer of the Fidelity funds (2008-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Nicholas E. Steck (46)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (41)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

James R. Rooney (52)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Rooney is an employee of FMR and also serves as Assistant Treasurer of other Strategic Advisers funds (2007-present). Previously, Mr. Rooney was a Vice President with Wellington Management Company, LLP (2001-2007) and an employee of Strategic Advisers (2007-2009).

Margaret A. Carey (37)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey is also Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Small-Mid Cap Fund voted to pay on April 18, 2011, to shareholders of record at the opening of business on April 15, 2011, a distribution of $0.192 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2011, $48,477,637, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 52% of the dividends distributed in December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Fund

On September 8, 2010, the Board of Trustees, including the Independent Trustees (together, the Board), voted to amend the fund's sub-advisory agreement with Pyramis Global Advisors LLC (Pyramis) to lower the fees paid by Strategic Advisers, Inc. (Strategic Advisers), the fund's investment adviser, to Pyramis and to approve a proposal to calculate fees payable to Pyramis based on the total assets of all registered investment companies managed by Strategic Advisers that are sub-advised by Pyramis pursuant to a particular investment strategy. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information. The Board considered that the fees payable under the fund's amended sub-advisory agreement with Pyramis will be lower than the current agreement. The Board also considered that the amendment involves no changes in (i) the investment process or strategies employed in the management of the fund's assets or (ii) the nature or level of services provided under the current Pyramis sub-advisory agreement.

Because the amended sub-advisory agreement contains lower fees and also terms identical to the current sub-advisory agreement, the Board did not consider the fund's investment performance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of the fund's management contract with Strategic Advisers and the sub-advisory agreement with Pyramis, the Board will consider all factors it believes to be relevant, including, but not limited to, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the fund's amended sub-advisory agreement with Pyramis is fair and reasonable, and that the agreement should be approved.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Fund

On December 1, 2010, the Board of Trustees of Fidelity Rutland Square Trust II, including the Independent Trustees (together, the Board), voted to approve new sub-advisory agreements (the Sub-Advisory Contracts) with Advisory Research, Inc. (Advisory Research), Fred Alger Management, Inc. (Fred Alger), Invesco Advisers, Inc. (Invesco), Loomis, Sayles & Co., L.P. (Loomis Sayles), and Systematic Financial Management, L.P. (Systematic) (the Investment Advisers) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information relevant to the approval of the Sub-Advisory Contracts.

The Board reached a determination, with the assistance of counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation to be received by the Investment Advisers is fair and reasonable.

In its deliberations, the Board did not identify any particular information that was all-important or controlling.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the Investment Advisers, including the backgrounds of the Investment Advisers' investment personnel, and also took into consideration the fund's investment objective and discipline. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that the Investment Advisers' analysts have access to a variety of technological tools and market and securities data that enable them to perform fundamental and quantitative analysis and to specialize in various disciplines.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the Investment Advisers under the Sub-Advisory Contracts and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Based on its review, and giving particular weight to the nature and quality of the resources to be dedicated by the Investment Advisers, the Board concluded that the nature, extent, and quality of investment management services that will be provided to the fund will benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Contracts, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, Inc. (Strategic Advisers), the amount and nature of fees to be paid by Strategic Advisers to the Investment Advisers and the fund's projected total operating expenses. The Board also considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the fund's management fee through September 30, 2013 and noted that the fund's maximum aggregate annual management fee rate may not exceed 1.10%. The Board noted that the addition of the Investment Advisers as sub-advisers to the fund will not result in a change to the maximum aggregate annual management fee payable by the fund.

Based on its review, the Board concluded that the fund's management fee structure and projected total expenses were fair and reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Contracts have no impact on the maximum management fees paid by the fund, the Board did not consider the fund's investment performance, costs of services and profitability, or economies of scale to be significant factors in its decision to approve the Sub-Advisory Contracts.

In connection with the Board's annual renewal of the fund's management contract with Strategic Advisers and the sub-advisory agreements with Advisory Research, Fred Alger, Invesco, Loomis Sayles, Pyramis Global Advisors, LLC, and Systematic, the Board will consider all factors it believes to be relevant, including, but not limited to, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Sub-Advisory Contracts should be approved.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Advisory Research, Inc.

Fred Alger Management, Inc.

Evercore Asset Management, LLC

Invesco Advisers, Inc.

Loomis, Sayles & Company, L.P.

Pyramis Global Advisors, LLC

Systematic Financial Management, L.P.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

SMC-UANN-0411
1.926367.100

Strategic Advisers® International Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2011

Strategic Advisers, Inc.
A Fidelity Investments Company

Contents

Note to shareholders	<Click Here>	Important information about the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Note to shareholders

As previously communicated to shareholders, Fidelity Portfolio Advisory Service® (PAS®) has made a structural change to its fund of funds products.

On August 9, 2010, shareholders approved the reorganization of the PAS® Funds of Funds (the PAS Funds) into new funds that have the ability to invest in individual securities through sub-advisers, and may provide access to investment styles that may not have been available to the PAS Funds. Previously, the PAS Funds were limited to investing in mutual funds and, in some cases, exchange-traded funds (ETFs). The new funds assumed different expense structures and names, but their investment objectives did not change. Management may now employ sub-advisers to manage a portion of the assets of certain funds.

The reorganization of PAS International Fund of Funds® into Strategic Advisers® International Fund was completed after the close of business on August 20, 2010.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Life of fund A
Strategic Advisers® International Fund	21.66%	3.17%

A From March 23, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International Fund on March 23, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities delivered strong performance for the 12-month period ending February 28, 2011, after overcoming a precipitous decline early in the period due to concern about sovereign debt problems in Europe. Investor sentiment brightened substantially in the latter half, when signs of economic growth and subsiding debt fears helped propel stocks forward. For the full 12 months, the MSCI® EAFE® (Europe, Australasia, Far East) Index gained 20.16%, boosted in part by a falling U.S. dollar. The roughly 22% return for Europe was marginally ahead of the index, led by Sweden (+39%), Denmark (+38%), Germany (+32%) and the United Kingdom (+24%). Large European index components that underperformed included Switzerland and France, both returning around 18%. Concern regarding sovereign debt issues lingered into the latter part of 2010, as evident in the negative returns of debt-burdened Greece (-21%) and Ireland (-2%), both small index components. Italy and Spain, which also struggled with debt, fared better but still underperformed, gaining about 14% and 10%, respectively. Countries in the Asia-Pacific region rose by 20%. Hong Kong (+24%) and Australia (+22%) had the highest returns, while the roughly 17% advance of Japan trailed the MSCI® EAFE®, despite the positive impact of a weakening U.S. dollar relative to the Japanese yen.

Comments from Wilfred Chilangwa, Portfolio Manager of Strategic Advisers® International Fund: For the year, Strategic Advisers® International Fund (the Fund) advanced 21.66%, outperforming the MSCI® EAFE®. International equities performed well during the period. Emerging-markets and small-cap stocks posted the strongest returns, while, as a group, large-cap equities in developed foreign markets notably lagged. Some of the Fund's biggest positions, which are owned to provide core market exposure that tracks closely to the benchmark, outperformed the index during the period. As investors gained confidence during the second half of the period that global economies would continue to improve, the Fund's allocation to value-oriented managers with significant stakes in economically sensitive market sectors also did well. In addition, diversified growth managers with meaningful small-cap and/or emerging-markets holdings helped, as did the Fund's investment in a manager focused on Canada. On the downside, our holdings of defensively positioned value managers were a drag on performance, as these managers underperformed in a rallying market. Several other managers detracted due to poor overall stock selection.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded fund (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Actual	.04%	$ 1,000.00	$ 1,242.00	$ .22
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,024.60	$ .20

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Harbor International Fund Retirement Class	10.7	9.2
Fidelity International Discovery Fund	7.0	7.6
Manning & Napier Fund, Inc. World Opportunities Series Class A	6.8	7.0
MFS Research International Fund A Shares	6.2	5.7
Morgan Stanley Institutional Fund, Inc. - International Equity Portfolio Class B	5.5	5.5
William Blair International Growth Fund Class N	4.8	5.1
Fidelity Diversified International Fund	4.7	5.8
Thornburg International Value Fund Class A	4.2	4.3
MFS International Value Fund A Shares	4.0	3.1
Oakmark International Fund Class I	4.0	4.3
	57.9
Asset Allocation (% of fund's net assets)
As of February 28, 2011 *		As of August 31, 2010 **
	Common Stocks 6.4%		Common Stocks 0.0%
	Foreign Large Blend Funds 58.0%		Foreign Large Blend Funds 47.1%
	Foreign Large Growth Funds 10.0%		Foreign Large Growth Funds 16.7%
	Foreign Large Value Funds 10.4%		Foreign Large Value Funds 19.9%
	Foreign Small Mid Value Funds 7.0%		Foreign Small Mid Value Funds 7.0%
	Other 6.1%		Other 7.4%
	Foreign Small Mid Growth Funds 0.0%†		Foreign Small Mid Growth Funds 0.0%†
	International Equity Funds 0.0%†		International Equity Funds 0.0%†
	Sector Funds 1.5%		Sector Funds 1.9%
	Short-Term Funds and Net Other Assets 0.6%		Short-Term Funds and Net Other Assets 0.0%†
* Foreign investments	6.4%	** Foreign investments	0.0%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above. † Amount represents less than 0.1%

Annual Report

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 6.4%
	Shares	Value
CONSUMER DISCRETIONARY - 0.8%
Automobiles - 0.3%
Honda Motor Co. Ltd.	289,300	$ 12,626,453
Toyota Motor Corp.	486,300	22,724,928
		35,351,381
Hotels, Restaurants & Leisure - 0.1%
Greek Organization of Football Prognostics SA	600,342	12,534,781
Household Durables - 0.0%
Haseko Corp. (b)	5,538,500	5,145,795
Leisure Equipment & Products - 0.1%
Sankyo Co. Ltd. (Gunma)	113,800	6,434,291
Media - 0.2%
Reed Elsevier NV	1,828,439	24,127,277
Textiles, Apparel & Luxury Goods - 0.1%
Yue Yuen Industrial (Holdings) Ltd.	2,855,000	8,981,446
TOTAL CONSUMER DISCRETIONARY		92,574,971
CONSUMER STAPLES - 0.3%
Tobacco - 0.3%
British American Tobacco PLC (United Kingdom)	543,156	21,763,687
KT&G Corp.	277,782	14,143,335
		35,907,022
ENERGY - 0.3%
Energy Equipment & Services - 0.3%
Aker Solutions ASA	524,116	11,092,055
Petrofac Ltd.	10,649	241,180
Technip SA	120,646	11,910,800
Tecnicas Reunidas SA	50,809	2,921,401
Transocean, Inc. (b)	67,550	5,548,270
		31,713,706
FINANCIALS - 1.5%
Capital Markets - 0.1%
UBS AG (b)	784,553	15,570,224
Commercial Banks - 0.7%
Banco Santander SA	779,384	9,595,922
Barclays PLC	1,257,365	6,526,071
BNP Paribas SA	171,543	13,394,146
HSBC Holdings PLC (Hong Kong)	1,246,800	13,848,732
Mitsubishi UFJ Financial Group, Inc.	2,116,800	11,759,580
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Skandinaviska Enskilda Banken AB (A Shares)	1,167,928	$ 10,622,809
UniCredit SpA	4,696,522	12,074,476
		77,821,736
Insurance - 0.7%
Aviva PLC	1,755,800	13,328,956
AXA SA	571,218	11,997,634
Munich Re Group	98,067	16,368,461
Sony Financial Holdings, Inc.	4,952	21,036,920
Zurich Financial Services AG	44,677	12,970,975
		75,702,946
TOTAL FINANCIALS		169,094,906
HEALTH CARE - 0.5%
Pharmaceuticals - 0.5%
Bayer AG	123,990	9,612,746
Novartis AG	342,265	19,237,246
Roche Holding AG (participation certificate)	89,114	13,439,767
Sanofi-Aventis	278,971	19,290,964
		61,580,723
INDUSTRIALS - 1.4%
Aerospace & Defense - 0.3%
European Aeronautic Defence and Space Co. EADS NV (b)	392,150	11,342,860
Rolls-Royce Group PLC	1,988,549	19,948,118
		31,290,978
Air Freight & Logistics - 0.3%
Deutsche Post AG	758,886	13,918,121
TNT NV	613,716	16,121,276
		30,039,397
Airlines - 0.1%
Singapore Airlines Ltd.	920,000	9,852,493
Construction & Engineering - 0.3%
Balfour Beatty PLC	485,928	2,761,211
JGC Corp.	556,000	12,625,932
VINCI SA	284,579	17,130,404
		32,517,547
Electrical Equipment - 0.0%
Legrand SA	89,153	3,739,532
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - 0.1%
Siemens AG	105,408	$ 14,195,738
Machinery - 0.2%
Fanuc Ltd.	43,300	6,764,271
Hyundai Heavy Industries Co. Ltd.	29,671	11,468,710
SMC Corp.	39,800	6,787,408
		25,020,389
Professional Services - 0.1%
Michael Page International PLC	1,003,231	8,392,026
TOTAL INDUSTRIALS		155,048,100
INFORMATION TECHNOLOGY - 0.1%
Computers & Peripherals - 0.0%
Gemalto NV	144,887	7,202,985
Semiconductors & Semiconductor Equipment - 0.1%
Tokyo Electron Ltd.	127,500	8,387,438
TOTAL INFORMATION TECHNOLOGY		15,590,423
MATERIALS - 1.0%
Chemicals - 0.6%
Akzo Nobel NV	340,573	23,156,444
Givaudan SA	13,318	13,275,707
Linde AG	134,314	20,500,077
Shin-Etsu Chemical Co., Ltd.	294,400	17,021,745
		73,953,973
Containers & Packaging - 0.2%
Rexam PLC	1,941,829	11,523,498
Smurfit Kappa Group PLC (b)	674,291	8,249,074
		19,772,572
Metals & Mining - 0.2%
Eurasian Natural Resources Corp. PLC	340,616	5,341,310
Rio Tinto PLC	213,708	15,050,455
		20,391,765
TOTAL MATERIALS		114,118,310
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
KDDI Corp.	1,826	$ 11,858,883
Vodafone Group PLC	6,520,307	18,514,053
		30,372,936
UTILITIES - 0.2%
Gas Utilities - 0.2%
Enagas SA	607,918	13,015,950
Snam Rete Gas SpA	2,234,121	12,221,357
		25,237,307
TOTAL COMMON STOCKS (Cost $676,367,115)		731,238,404
Equity Funds - 93.0%

Foreign Large Blend Funds - 58.0%
American EuroPacific Growth Fund Class F-1	5,779,910	245,068,193
Artio International Equity Fund II Class A	12,205,813	153,060,892
Fidelity Canada Fund (c)	2,704,562	168,872,831
Fidelity Diversified International Fund (c)	17,036,599	536,141,778
Fidelity International Discovery Fund (c)	23,052,622	788,860,713
GE Institutional International Equity Fund Service Class	29,279,613	351,062,564
Harbor International Fund Retirement Class	19,451,851	1,216,713,295
Henderson International Opportunities Fund Class A	8,502,721	189,440,614
iShares MSCI EAFE Index ETF	1,527,400	94,011,470
Manning & Napier Fund, Inc. World Opportunities Series Class A	84,176,747	767,691,932
Masters' Select International Fund Investor Class	16,331,487	257,710,871
MFS Research International Fund A Shares	43,959,848	700,280,376
Morgan Stanley Institutional Fund, Inc. - International Equity Portfolio Class B	44,080,967	629,476,215
Neuberger Berman International Fund Trust Class	373	7,296
Thornburg International Value Fund Class A	16,170,111	472,490,642
TOTAL FOREIGN LARGE BLEND FUNDS		6,570,889,682
Foreign Large Growth Funds - 10.0%
AIM International Growth Fund Class A	3,714,330	105,375,553
Fidelity International Capital Appreciation Fund (c)	4,866,275	64,040,185
Scout International Fund	11,212,737	376,299,449
Equity Funds - continued
	Shares	Value
Foreign Large Growth Funds - continued
T. Rowe Price International Stock Fund Advisor Class	2,746,433	$ 39,768,345
William Blair International Growth Fund Class N	25,059,546	545,796,916
TOTAL FOREIGN LARGE GROWTH FUNDS		1,131,280,448
Foreign Large Value Funds - 10.4%
MFS International Value Fund A Shares	17,764,776	455,488,857
Oakmark International Fund Class I	21,817,268	450,090,244
Quant Foreign Value Fund Ordinary Shares	9,413,280	135,551,238
SSgA International Stock Selection Fund Institutional Class	12,201,524	132,508,554
TOTAL FOREIGN LARGE VALUE FUNDS		1,173,638,893
Foreign Small Mid Growth Funds - 0.0%
MFS International New Discovery Fund A Shares	57	1,259
Foreign Small Mid Value Funds - 7.0%
Artisan International Value Fund Investor Class	15,305,670	428,252,656
Morgan Stanley International Small Cap Portfolio Class P	7,195,425	104,549,519
Third Avenue International Value Fund	14,672,382	262,342,196
TOTAL FOREIGN SMALL MID VALUE FUNDS		795,144,371
International Equity Funds - 0.0%
Henderson European Focus Fund Class A	38	1,141
Sector Funds - 1.5%
ING International Real Estate Fund Class A	15,628,590	139,250,735
SPDR DJ Wilshire International Real Estate ETF	706,300	28,209,622
TOTAL SECTOR FUNDS		167,460,357
Other - 6.1%
Fidelity Japan Fund (c)	14,386,119	169,612,340
Fidelity Japan Smaller Companies Fund (c)	5,687,812	56,024,953
iShares MSCI Australia Index ETF	8,162,000	213,109,820
iShares MSCI Japan Index ETF	18,468,400	212,940,652
Lazard Emerging Markets Equity Portfolio	56	1,171
Matthews Pacific Tiger Fund Class I	15,036	326,885
SPDR Russell/Nomura Small Cap Japan ETF	160,400	7,407,272
Equity Funds - continued
	Shares	Value
Other - continued
SSgA Emerging Markets Fund	50	$ 1,079
Wintergreen Fund (b)	2,541,069	36,210,231
TOTAL OTHER		695,634,403
TOTAL EQUITY FUNDS (Cost $8,957,550,556)		10,534,050,554
Short-Term Funds - 0.6%

Fidelity Select Money Market Portfolio (c)	6,143	6,143
SSgA US Treasury Money Market Fund, 0% (a)	64,840,853	64,840,853
TOTAL SHORT-TERM FUNDS (Cost $64,846,996)		64,846,996
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $9,698,764,667)		11,330,135,954
NET OTHER ASSETS (LIABILITIES) - 0.0%		(1,344,003)
NET ASSETS - 100%		$ 11,328,791,951
Legend
(a) The rate quoted is the annualized seven-day yield of the fund.
(b) Non-income producing
(c) Affiliated company
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Affiliated Underlying Funds
Information regarding fiscal year to date purchases and sales of the affiliated Underlying Fund's and the income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Canada Fund	$ 16,626,927	$ 125,765,438	$ 5,316,986	$ 1,173,359	$ 168,872,831
Fidelity Diversified International Fund	265,086,398	255,593,995	67,734,007	7,712,407	536,141,778
Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity International Capital Appreciation Fund	$ 53,828,736	$ -	$ 1,421,363	$ 720,208	$ 64,040,185
Fidelity International Discovery Fund	296,669,460	405,339,178	33,212,952	10,696,683	788,860,713
Fidelity Japan Fund	106,922,763	48,879,288	5,458,096	2,572,017	169,612,340
Fidelity Japan Smaller Companies Fund	35,127,841	12,688,400	-	251,856	56,024,953
Fidelity Select Money Market Portfolio	3,733	267,529,487	267,527,078	2,411	6,143
Total	$ 774,265,858	$ 1,115,795,786	$ 380,670,482	$ 23,128,941	$ 1,783,558,943
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 92,574,971	$ 57,223,590	$ 35,351,381	$ -
Consumer Staples	35,907,022	14,143,335	21,763,687	-
Energy	31,713,706	31,713,706	-	-
Financials	169,094,906	98,465,421	70,629,485	-
Health Care	61,580,723	23,052,513	38,528,210	-
Industrials	155,048,100	135,657,897	19,390,203	-
Information Technology	15,590,423	7,202,985	8,387,438	-
Materials	114,118,310	82,046,110	32,072,200	-
Telecommunication Services	30,372,936	-	30,372,936	-
Utilities	25,237,307	25,237,307	-	-
Equity Funds	10,534,050,554	10,534,050,554	-	-
Short-Term Funds	64,846,996	64,846,996	-	-
Total Investments in Securities:	$ 11,330,135,954	$ 11,073,640,414	$ 256,495,540	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $8,189,261,378)	$ 9,546,577,011
Affiliated issuers (cost $1,509,503,289)	1,783,558,943
Total Investments (cost $9,698,764,667)		$ 11,330,135,954
Foreign currency held at value (cost $39,956)		39,939
Receivable for investments sold		1,804,727
Receivable for fund shares sold		13,643,711
Dividend receivable		1,722,349
Total assets		11,347,346,680

Liabilities
Payable for investments purchased	$ 12,205,647
Payable for fund shares redeemed	5,515,165
Accrued management fee	210,256
Other affiliated payables	304,578
Other payables and accrued expenses	319,083
Total liabilities		18,554,729

Net Assets		$ 11,328,791,951
Net Assets consist of:
Paid in capital		$ 9,701,742,791
Undistributed net investment income		3,144,583
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,483,417)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,631,387,994
Net Assets, for 1,205,774,943 shares outstanding		$ 11,328,791,951
Net Asset Value, offering price and redemption price per share ($11,328,791,951 ÷ 1,205,774,943 shares)		$ 9.40

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends: Unaffiliated issuers		$ 114,074,443
Affiliated issuers		23,128,941
Total income		137,203,384

Expenses
Management fee	$ 20,310,032
Transfer agent fees	593,811
Accounting fees and expenses	506,949
Custodian fees and expenses	44,128
Independent trustees' compensation	58,260
Registration fees	397,292
Audit	42,310
Legal	42,247
Miscellaneous	16,507
Total expenses before reductions	22,011,536
Expense reductions	(19,819,846)	2,191,690
Net investment income (loss)		135,011,694
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	21,571,286
Affiliated issuers	(23,724,503)
Foreign currency transactions	(98,304)
Realized gain distributions from underlying funds:
Unaffiliated issuers	13,924,289
Affiliated issuers	9,694,111
Total net realized gain (loss)		21,366,879
Change in net unrealized appreciation (depreciation) on: Investment securities	1,607,762,964
Assets and liabilities in foreign currencies	16,707
Total change in net unrealized appreciation (depreciation)		1,607,779,671
Net gain (loss)		1,629,146,550
Net increase (decrease) in net assets resulting from operations		$ 1,764,158,244

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 135,011,694	$ 56,133,918
Net realized gain (loss)	21,366,879	10,869,034
Change in net unrealized appreciation (depreciation)	1,607,779,671	484,140,257
Net increase (decrease) in net assets resulting from operations	1,764,158,244	551,143,209
Distributions to shareholders from net investment income	(131,867,108)	(54,472,579)
Distributions to shareholders from net realized gain	(19,493,400)	(19,693,202)
Total distributions	(151,360,508)	(74,165,781)
Share transactions Proceeds from sales of shares	6,754,115,840	3,558,655,557
Reinvestment of distributions	150,999,485	73,961,562
Cost of shares redeemed	(1,523,120,316)	(471,094,310)
Net increase (decrease) in net assets resulting from share transactions	5,381,995,009	3,161,522,809
Total increase (decrease) in net assets	6,994,792,745	3,638,500,237

Net Assets
Beginning of period	4,333,999,206	695,498,969
End of period (including undistributed net investment income of $3,144,583 and $0, respectively)	$ 11,328,791,951	$ 4,333,999,206
Other Information Shares
Sold	815,013,523	475,174,448
Issued in reinvestment of distributions	16,833,833	9,168,263
Redeemed	(179,098,165)	(66,033,405)
Net increase (decrease)	652,749,191	418,309,306

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 H	2007 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.84	$ 5.16	$ 10.74	$ 11.34	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.15	.18	.19	.22	.18
Net realized and unrealized gain (loss)	1.54	2.67	(5.14)	.08	1.57
Total from investment operations	1.69	2.85	(4.95)	.30	1.75
Distributions from net investment income	(.12)	(.12)	(.14)	(.18)	(.13)
Distributions from net realized gain	(.02)	(.06)	(.49)	(.72)	(.28)
Total distributions	(.13) J	(.17) I	(.63)	(.90)	(.41)
Net asset value, end of period	$ 9.40	$ 7.84	$ 5.16	$ 10.74	$ 11.34
Total Return B, C	21.66%	55.24%	(48.57)%	2.17%	17.53%
Ratios to Average Net Assets G
Expenses before reductions	.28%	.25%	.25%	.26%	.26% A
Expenses net of contractual waivers	.03%	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.03%	.00%	.00%	.00%	.00% A
Net investment income (loss)	1.72%	2.32%	2.44%	1.88%	1.83% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,328,792	$ 4,333,999	$ 695,499	$ 504,763	$ 255,600
Portfolio turnover rate E	15% K	9%	18%	34%	16% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the portfolio activity of the Underlying Funds.

F For the period March 23, 2006 (commencement of operations) to February 28, 2007.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts contractually reimbursed or waived and do not represent the amount paid by the Fund during periods when reimbursements or waivers occur. Expenses net of contractual waivers reflect expenses after reimbursement or waivers. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

H For the year ended February 29.

I Total distributions of $.17 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.055 per share.

J Total distributions of $.13 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.017 per share.

K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2011

1. Organization.

Strategic Advisers International Fund (the Fund) (formerly PAS International Fund of Funds) is a fund of Fidelity Rutland Square Trust II (the Trust) (formerly a fund of Fidelity Rutland Square Trust), an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Security Valuation - continued

February 28, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign

Annual Report

2. Significant Accounting Policies - continued

Foreign Currency - continued

currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, foreign currency transactions, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,653,570,899
Gross unrealized depreciation	(67,293,032)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,586,277,867
Tax Cost	$ 9,743,858,087

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 40,754,586
Net unrealized appreciation (depreciation)	$ 1,586,294,574

The tax character of distributions paid was as follows:

	February 28, 2011	February 28, 2010
Ordinary Income	$ 151,360,508	$ 72,608,535
Long-term Capital Gains	-	1,557,246
Total	$ 151,360,508	$ 74,165,781

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $6,496,092,185 and $1,138,489,606, respectively.

Exchange In-Kind. During the period, the Fund redeemed 39,588,425 shares of Causeway International Value Fund valued at $480,797,462 in exchange for cash and securities. Realized gain (loss) of $40,241,187 on the redemption of Causeway International Value Fund shares is included in the accompanying Statement of Operations as "Realized gain (loss) on unaffiliated issuers." The Fund recognized a gain of $40,241,187 on the exchange for federal income tax purposes.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. Effective August 23, 2010, the management fee is calculated by adding the annual management fee rate of .25% of the Fund's average daily net assets throughout the month payable to Strategic Advisers to the aggregate of fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate annual management fee will not exceed 1.00% of the Fund's average daily net assets. For the period, the total annual management fee rate was .26% of the Fund's average net assets. Effective August 23, 2010, all other expenses of the Fund are paid by the Fund.

Prior to August 23, 2010, the management fee was computed at an annual rate of .25% of the Fund's average net assets. Strategic Advisers, either itself or through an affiliated company, paid all other expenses of the Fund with certain exceptions such as interest expense and independent Trustees' compensation.

Strategic Advisers has contractually agreed to waive .25% of its management fee until September 30, 2013. This waiver was in effect during the entire period from March 1, 2010 through February 28, 2011.

Sub-Advisers. Causeway Capital Management, LLC serves as a sub-adviser for the Fund. Causeway Capital Management, LLC provides discretionary investment advisory services for its allocated portion of the Fund's assets and is paid by Strategic Advisers and not the Fund for providing these services.

Pyramis Global Advisors, LLC (Pyramis), an affiliate of Strategic Advisers, has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by Strategic Advisers for providing these services.

In March 2011, the Board of Trustees approved the appointment of Massachusetts Financial Services Company (MFS) and William Blair & Company, L.L.C as additional sub-advisers for the Fund.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective August 23, 2010, FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .01% of average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

5. Committed Line of Credit.

Prior to August 23, 2010 and subsequent to September 8, 2010, the Fund participated with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16,431 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

In addition to waiving its management fee, Strategic Advisers had contractually agreed to reimburse the Fund to the extent that annual operating expenses exceed .00% of average net assets. Some expenses, for example interest expense, including commitment fees, were excluded from this reimbursement. This contractual reimbursement was eliminated effective August 23, 2010. During the period, this waiver and reimbursement reduced the Fund's expenses by $19,764,865 and $21,430, respectively.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $32,839 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $712.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

7. Other - continued

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principle investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity Japan Smaller Companies Fund	16%
Fidelity Japan Fund	29%

8. Reorganization.

At the close of business on August 20, 2010, the Fund, a fund of Fidelity Rutland Square Trust II, assumed all of the assets and all of the liabilities of the PAS International Fund of Funds, a fund of Fidelity Rutland Square Trust, pursuant to an Agreement and Plan of Reorganization (Reorganization) approved by the Board of Trustees on March 4, 2010 and by the shareholders of PAS International Fund of Funds on August 9, 2010. All of the assets and liabilities of PAS International Fund of Funds were transferred in exchange solely for the number of equivalent shares of the Fund at the same aggregate net asset value as the outstanding shares of PAS International Fund of Funds at the close of business on August 20, 2010. The Reorganization qualified as a tax-free transaction with no gain or loss recognized by the Fund or its shareholders. All legal and other expenses associated with the Reorganization were paid by Strategic Advisers.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International Fund, formerly known as the PAS International Fund of Funds, (a fund of Fidelity Rutland Square Trust II, formerly a fund of Fidelity Rutland Square Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers International Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 20, 2011

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Boyce I. Greer, each of the Trustees oversees 17 funds advised by Strategic Advisers or an affiliate. Mr. Greer oversees 19 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds dedicated to Strategic Advisers' discretionary asset management programs, as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Roger T. Servison (65)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Boyce I. Greer (55)

Year of Election or Appointment: 2009

Mr. Greer is head of Institutional Investments for Fidelity Asset Management and Vice Chairman of Pyramis Global Advisors, LLC (2011-present), President and a Director of Strategic Advisers, Inc. and Global Asset Allocation (2008-present), Director of Ballyrock Investment Advisors LLC (2006-present), and serves as Vice President of a number of Fidelity funds (2005-present). Mr. Greer is also a Trustee of other investment companies advised by FMR. Mr. Greer is President of The North Carolina Capital Management Trust: Cash and Term Portfolios (2003-present), President of the Asset Allocation Division (2008-present), President of FIMM 130/30 LLC (2008-present), and an Executive Vice President of FMR (2005-present). Previously, Mr. Greer served as Executive Vice President of FMR Co., Inc. (2005-2009), President and Director of Fidelity Investments Money Management, Inc. (2007-2009), and as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (66)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (78)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin, and is an Advisory Director of CH2M Hill Companies (engineering). Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Karen Kaplan (51)

Year of Election or Appointment: 2007

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental, Doral, and DentaQuest) (2004-present), Member of the board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the board of the Massachusetts Conference for Women (2008-present), and Director of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Howard E. Cox, Jr. (67)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (41)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (45)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the fund. Ms. Laurent also serves as AML Officer of the Fidelity funds (2008-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Nicholas E. Steck (46)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (41)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

James R. Rooney (52)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Rooney is an employee of FMR and also serves as Assistant Treasurer of other Strategic Advisers funds (2007-present). Previously, Mr. Rooney was a Vice President with Wellington Management Company, LLP (2001-2007) and an employee of Strategic Advisers (2007-2009).

Margaret A. Carey (37)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey is also Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers International Fund voted to pay on April 18, 2011, to shareholders of record at the opening of business on April 15, 2011, a distribution of $0.030 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.005 per share from net investment income.

The fund designates 88% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Fund

On September 8, 2010, the Board of Trustees, including the Independent Trustees (together, the Board), voted to amend the fund's sub-advisory agreement with Pyramis Global Advisors LLC (Pyramis) to lower the fees paid by Strategic Advisers, Inc. (Strategic Advisers), the fund's investment adviser, to Pyramis and to approve a proposal to calculate fees payable to Pyramis based on the total assets of all registered investment companies managed by Strategic Advisers that are sub-advised by Pyramis pursuant to a particular investment strategy. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information. The Board considered that the fees payable under the fund's amended sub-advisory agreement with Pyramis will be lower than the current agreement. The Board also considered that the amendment involves no changes in (i) the investment process or strategies employed in the management of the fund's assets or (ii) the nature or level of services provided under the current Pyramis sub-advisory agreement.

Because the amended sub-advisory agreement contains lower fees and also terms identical to the current sub-advisory agreement, the Board did not consider the fund's investment performance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of the fund's management contract with Strategic Advisers and the sub-advisory agreement with Pyramis, the Board will consider all factors it believes to be relevant, including, but not limited to, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the fund's amended sub-advisory agreement with Pyramis is fair and reasonable, and that the agreement should be approved.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Fund

On December 1, 2010, the Board of Trustees of Fidelity Rutland Square Trust II, including the Independent Trustees (together, the Board), voted to approve a new sub-advisory agreement (the Sub-Advisory Contract) with Causeway Capital Management LLC (Causeway) (the Investment Adviser) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information relevant to the approval of the Sub-Advisory Contract.

The Board reached a determination, with the assistance of counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Contract is in the best interests of the fund and its shareholders and that the compensation to be received by the Investment Adviser is fair and reasonable.

In its deliberations, the Board did not identify any particular information that was all-important or controlling.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the Investment Adviser, including the backgrounds of the Investment Adviser's investment personnel, and also took into consideration the fund's investment objective and discipline. The Board considered the structure of the Investment Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that the Investment Adviser's analysts have access to a variety of technological tools and market and securities data that enable them to perform fundamental and quantitative analysis and to specialize in various disciplines.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the Investment Adviser under the Sub-Advisory Contract and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Based on its review, and giving particular weight to the nature and quality of the resources to be dedicated by the Investment Adviser, the Board concluded that the nature, extent, and quality of investment management services that will be provided to the fund will benefit the fund's shareholders.

Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Contract, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, Inc. (Strategic Advisers), the amount and nature of fees to be paid by Strategic Advisers to the Investment Adviser and the fund's projected total operating expenses. The Board also considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the fund's management fee through September 30, 2013 and noted that the fund's maximum aggregate annual management fee rate may not exceed 1.00%. The Board noted that the addition of the Investment Adviser as a sub-adviser to the fund will not result in a change to the maximum aggregate annual management fee payable by the fund.

Annual Report

Based on its review, the Board concluded that the fund's management fee structure and projected total expenses were fair and reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Contract has no impact on the maximum management fees paid by the fund, the Board did not consider the fund's investment performance, costs of services and profitability, or economies of scale to be significant factors in its decision to approve the Sub-Advisory Contract.

In connection with the Board's annual renewal of the fund's management contract with Strategic Advisers and the sub-advisory agreements with Causeway and Pyramis Global Advisors, LLC, the Board will consider all factors it believes to be relevant, including, but not limited to, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Sub-Advisory Contract should be approved.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Adviser

Pyramis Global Advisors LLC

Causeway Capital Management LLC

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

SIT-UANN-0411
1.926369.100

Strategic Advisers® International II Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2011

Strategic Advisers, Inc.
A Fidelity Investments Company

Contents

Note to shareholders	<Click Here>	Important information about the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Note to shareholders

As previously communicated to shareholders, Fidelity Portfolio Advisory Service® (PAS®) has made a structural change to its fund of funds products.

On August 9, 2010, shareholders approved the reorganization of the PAS® Funds of Funds (the PAS Funds) into new funds that have the ability to invest in individual securities through sub-advisers, and may provide access to investment styles that may not have been available to the PAS Funds. Previously, the PAS Funds were limited to investing in mutual funds and, in some cases, exchange-traded funds (ETFs). The new funds assumed different expense structures and names, but their investment objectives did not change. Management may now employ sub-advisers to manage a portion of the assets of certain funds.

The reorganization of PAS International Fidelity Fund of Funds® into Strategic Advisers® International II Fund was completed after the close of business on August 20, 2010.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Life of fund A
Strategic Advisers® International II Fund	21.75%	-1.74%

A From March 8, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers International II Fund on March 8, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities delivered strong performance for the 12-month period ending February 28, 2011, after overcoming a precipitous decline early in the period due to concern about sovereign debt problems in Europe. Investor sentiment brightened substantially in the latter half, when signs of economic growth and subsiding debt fears helped propel stocks forward. For the full 12 months, the MSCI® EAFE® (Europe, Australasia, Far East) Index gained 20.16%, boosted in part by a falling U.S. dollar. The roughly 22% return for Europe was marginally ahead of the index, led by Sweden (+39%), Denmark (+38%), Germany (+32%) and the United Kingdom (+24%). Large European index components that underperformed included Switzerland and France, both returning around 18%. Concern regarding sovereign debt issues lingered into the latter part of 2010, as evident in the negative returns of debt-burdened Greece (-21%) and Ireland (-2%), both small index components. Italy and Spain, which also struggled with debt, fared better but still underperformed, gaining about 14% and 10%, respectively. Countries in the Asia-Pacific region rose by 20%. Hong Kong (+24%) and Australia (+22%) had the highest returns, while the roughly 17% advance of Japan trailed the MSCI® EAFE®, despite the positive impact of a weakening U.S. dollar relative to the Japanese yen.

Comments from Wilfred Chilangwa, Portfolio Manager of Strategic Advisers® International II Fund: For the year, Strategic Advisers® International II Fund (the Fund) advanced 21.75%, outperforming the MSCI® EAFE®. International equities performed well during the period. Emerging-markets and small-cap stocks posted the strongest returns, while, as a group, large-cap equities in developed foreign markets notably lagged. Some of the Fund's biggest positions, which are owned to provide core market exposure that tracks closely to the benchmark, outperformed the index during the period. In addition, a diversified growth manager with meaningful mid-cap and emerging-markets holdings helped, as did the Fund's investment in a manager focused on Canada. On the downside, exposure to Japan was a drag on performance. Two other managers detracted due to poor overall stock selection.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Actual	.16%	$ 1,000.00	$ 1,256.30	$ .90
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,024.00	$ .80

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity International Discovery Fund	20.9	20.4
Fidelity Diversified International Fund	18.4	19.4
Fidelity Advisor Overseas Fund Institutional Class	13.4	12.8
Fidelity International Capital Appreciation Fund	8.7	7.7
Fidelity International Value Fund	7.4	6.6
Fidelity Japan Fund	3.1	3.2
Fidelity Japan Smaller Companies Fund	1.3	1.3
Fidelity International Real Estate Fund	1.3	1.2
Fidelity Canada Fund	1.3	1.2
Fidelity Advisor Global Capital Appreciation Fund Institutional Class	1.3	0.0
	77.1
Asset Allocation (% of fund's net assets)
As of February 28, 2011*		As of August 31, 2010**
	Stocks 20.7%		Stocks 0.0%
	Foreign Large Blend Funds 54.5%		Foreign Large Blend Funds 57.6%
	Foreign Large Growth Funds 8.7%		Foreign Large Growth Funds 27.1%
	Foreign Large Value Funds 7.4%		Foreign Large Value Funds 6.6%
	Foreign Small Mid Growth Funds 1.1%		Foreign Small Mid Growth Funds 1.1%
	Other 6.0%		Other 6.4%
	Sector Funds 1.3%		Sector Funds 1.2%
	Short-Term Funds and Net Other Assets 0.3%		Short-Term Funds and Net Other Assets† 0.0%
* Foreign investments	20.7%	** Foreign investments	0.0%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
† Amount represents less than 0.1%.

Annual Report

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 20.5%
	Shares	Value
CONSUMER DISCRETIONARY - 2.2%
Auto Components - 0.3%
Aisin Seiki Co. Ltd.	30,000	$ 1,142,421
Bridgestone Corp.	58,200	1,196,811
Denso Corp.	7,200	270,511
NHK Spring Co. Ltd.	9,000	105,183
		2,714,926
Automobiles - 0.8%
Bayerische Motoren Werke AG (BMW)	6,070	492,377
Daimler AG (Germany)	16,824	1,185,234
Fuji Heavy Industries Ltd.	22,000	189,587
Honda Motor Co. Ltd.	54,200	2,365,551
Hyundai Motor Co.	2,130	336,894
Toyota Motor Corp.	51,900	2,425,301
		6,994,944
Distributors - 0.0%
Li & Fung Ltd.	60,000	365,177
Hotels, Restaurants & Leisure - 0.1%
Accor SA	7,871	370,122
Genting International PLC (a)	131,000	196,737
		566,859
Household Durables - 0.2%
Panasonic Corp.	19,500	263,421
PDG Realty SA Empreendimentos e Participacoes	72,300	395,004
Persimmon PLC	83,200	636,313
Sekisui House Ltd.	17,000	176,386
Sony Corp.	7,800	287,203
		1,758,327
Internet & Catalog Retail - 0.1%
CDON Group AB (a)	4,400	21,261
DeNA Co. Ltd.	4,200	161,993
Rakuten, Inc.	201	178,639
Start Today Co. Ltd.	6,600	109,489
		471,382
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - 0.0%
Sega Sammy Holdings, Inc.	6,200	$ 140,751
Media - 0.3%
British Sky Broadcasting Group PLC	9,400	120,277
ITV PLC (a)	137,300	194,656
Modern Times Group MTG AB (B Shares)	3,600	240,802
Pearson PLC	10,100	172,289
United Business Media Ltd.	14,500	167,971
Vivendi	41,437	1,181,402
WPP PLC	60,804	836,911
		2,914,308
Multiline Retail - 0.0%
PPR SA	2,200	333,960
Specialty Retail - 0.2%
ABC-Mart, Inc.	4,100	163,148
Carphone Warehouse Group PLC (a)	27,000	178,665
H&M Hennes & Mauritz AB (B Shares)	2,006	65,570
Inditex SA	5,706	413,085
Kingfisher PLC	197,300	816,065
		1,636,533
Textiles, Apparel & Luxury Goods - 0.2%
Billabong International Ltd.	88,232	765,314
Burberry Group PLC	12,800	249,522
Christian Dior SA	1,300	187,383
Compagnie Financiere Richemont SA Series A	5,428	310,564
LVMH Moet Hennessy - Louis Vuitton	3,698	583,045
		2,095,828
TOTAL CONSUMER DISCRETIONARY		19,992,995
CONSUMER STAPLES - 1.8%
Beverages - 0.3%
Anheuser-Busch InBev SA NV	14,401	804,293
Carlsberg AS Series B	3,500	372,523
Fosters Group Ltd.	91,081	531,011
Pernod-Ricard SA	10,650	981,907
SABMiller PLC	12,500	421,197
		3,110,931
Food & Staples Retailing - 0.3%
Lawson, Inc.	2,500	123,013
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Metcash Ltd.	66,656	$ 276,130
Metro AG	5,200	380,328
Seven & i Holdings Co., Ltd.	10,600	295,898
Tesco PLC	247,500	1,626,492
Wesfarmers Ltd.	3,451	116,911
		2,818,772
Food Products - 0.7%
Associated British Foods PLC	4,500	70,712
Dairy Crest Group PLC	81,617	480,496
Nestle SA	78,930	4,469,259
Toyo Suisan Kaisha Ltd.	4,000	90,416
Unilever NV (Certificaten Van Aandelen) (Bearer) unit	25,100	757,092
Unilever PLC	9,000	266,872
		6,134,847
Household Products - 0.1%
Reckitt Benckiser Group PLC	12,200	628,781
Personal Products - 0.0%
L'Oreal SA	4,600	534,756
Tobacco - 0.4%
British American Tobacco PLC (United Kingdom)	28,000	1,121,930
Imperial Tobacco Group PLC	21,609	693,525
Japan Tobacco, Inc.	378	1,563,732
		3,379,187
TOTAL CONSUMER STAPLES		16,607,274
ENERGY - 1.8%
Energy Equipment & Services - 0.4%
Aker Solutions ASA	12,800	270,891
AMEC PLC	9,380	177,516
Petroleum Geo-Services ASA (a)	40,300	664,673
Saipem SpA	17,258	871,667
Transocean, Inc. (a)	17,315	1,422,180
		3,406,927
Oil, Gas & Consumable Fuels - 1.4%
BG Group PLC	46,083	1,121,238
BP PLC	365,200	2,944,484
ENI SpA	2,400	58,520
Oil Search Ltd.	27,800	198,636
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Origin Energy Ltd.	17,400	$ 297,711
Repsol YPF SA	18,619	625,044
Royal Dutch Shell PLC:
Class A (United Kingdom)	104,922	3,772,541
Class B	21,500	768,684
StatoilHydro ASA	46,700	1,233,271
Total SA	28,820	1,766,731
Tullow Oil PLC	5,500	128,410
		12,915,270
TOTAL ENERGY		16,322,197
FINANCIALS - 5.2%
Capital Markets - 0.3%
Deutsche Bank AG	7,480	480,817
Macquarie Group Ltd.	7,200	279,901
Nomura Holdings, Inc.	29,200	185,185
UBS AG (a)	114,630	2,274,945
		3,220,848
Commercial Banks - 3.0%
Australia & New Zealand Banking Group Ltd.	41,910	1,035,922
Banco Bilbao Vizcaya Argentaria SA	118,048	1,455,295
Banco Santander SA	101,240	1,246,486
Barclays PLC	355,465	1,844,961
BNP Paribas SA	29,220	2,281,509
BOC Hong Kong (Holdings) Ltd.	100,000	310,092
Commonwealth Bank of Australia	15,730	855,128
Credit Agricole SA	20,100	352,827
Danske Bank AS (a)	27,469	645,241
DnB NOR ASA	25,200	389,749
Erste Bank AG	5,000	263,925
HSBC Holdings PLC (United Kingdom)	295,300	3,252,587
Intesa Sanpaolo SpA	446,485	1,505,869
KBC Groupe SA (a)	4,067	170,058
Lloyds Banking Group PLC (a)	1,433,300	1,447,622
Mitsubishi UFJ Financial Group, Inc.	263,600	1,464,392
Mizrahi Tefahot Bank Ltd.	22,200	225,674
Mizuho Financial Group, Inc.	185,500	382,400
National Australia Bank Ltd.	55,958	1,479,613
Societe Generale Series A	29,410	2,067,847
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Sumitomo Mitsui Financial Group, Inc.	50,500	$ 1,911,123
Sumitomo Trust & Banking Co. Ltd.	35,000	223,020
Swedbank AB (A Shares)	38,000	669,051
Unione di Banche Italiane SCpA	23,100	233,347
United Overseas Bank Ltd.	31,000	440,211
Westpac Banking Corp.	65,149	1,572,552
		27,726,501
Consumer Finance - 0.1%
Promise Co. Ltd.	55,550	543,276
Diversified Financial Services - 0.4%
Deutsche Boerse AG	5,100	391,594
IG Group Holdings PLC	14,600	106,391
ING Groep NV (Certificaten Van Aandelen) unit (a)	154,500	1,938,200
Mitsubishi UFJ Lease & Finance Co. Ltd.	3,000	132,763
ORIX Corp.	7,310	817,683
		3,386,631
Insurance - 1.0%
AEGON NV (a)	156,600	1,205,452
Ageas	71,000	225,354
AIA Group Ltd.	86,000	250,668
Allianz AG	11,181	1,610,869
AMP Ltd.	24,353	132,212
Aviva PLC	152,300	1,156,168
AXA SA	80,330	1,687,219
MS&AD Insurance Group Holdings, Inc.	22,100	583,785
NKSJ Holdings, Inc.	30,000	226,284
Prudential PLC	22,563	261,034
QBE Insurance Group Ltd.	4,060	75,221
Resolution Ltd.	57,900	272,243
Sony Financial Holdings, Inc.	52	220,905
Storebrand ASA (A Shares) (a)	22,000	190,442
Suncorp-Metway Ltd.	23,964	205,741
T&D Holdings, Inc.	7,000	203,307
Tokio Marine Holdings, Inc.	18,700	614,888
Zurich Financial Services AG	1,375	399,201
		9,520,993
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 0.1%
British Land Co. PLC	30,500	$ 289,348
Westfield Group unit	86,689	864,387
		1,153,735
Real Estate Management & Development - 0.3%
Cheung Kong Holdings Ltd.	16,000	248,998
Hang Lung Properties Ltd.	34,000	144,941
Henderson Land Development Co. Ltd.	35,000	221,784
Keppel Land Ltd.	23,000	76,317
Mitsubishi Estate Co. Ltd.	20,000	410,085
Mitsui Fudosan Co. Ltd.	30,000	641,186
New World Development Co. Ltd.	234,000	420,647
Swire Pacific Ltd. (A Shares)	19,000	265,434
Wharf Holdings Ltd.	51,000	334,303
Wharf Holdings Ltd. rights 3/11/11 (a)	5,100	9,528
		2,773,223
TOTAL FINANCIALS		48,325,207
HEALTH CARE - 1.3%
Biotechnology - 0.1%
CSL Ltd.	10,066	365,711
Health Care Equipment & Supplies - 0.2%
Elekta AB (B Shares)	9,900	377,688
Nakanishi, Inc.	5,400	599,413
Sonova Holding AG Class B	1,600	212,886
Terumo Corp.	4,800	263,615
William Demant Holding AS (a)	1,300	110,332
		1,563,934
Health Care Providers & Services - 0.0%
Fresenius Medical Care AG & Co. KGaA	4,100	271,443
Ramsay Health Care Ltd.	5,000	90,656
		362,099
Pharmaceuticals - 1.0%
Astellas Pharma, Inc.	8,000	314,588
Bayer AG	9,254	717,448
GlaxoSmithKline PLC	99,200	1,904,518
Mitsubishi Tanabe Pharma Corp.	53,300	902,451
Novo Nordisk AS Series B	11,885	1,498,193
Roche Holding AG (participation certificate)	10,482	1,580,847
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Rohto Pharmaceutical Co. Ltd.	9,000	$ 105,623
Sanofi-Aventis	23,821	1,647,232
Shire PLC	27,800	787,402
		9,458,302
TOTAL HEALTH CARE		11,750,046
INDUSTRIALS - 2.8%
Aerospace & Defense - 0.0%
Safran SA	10,600	377,110
Air Freight & Logistics - 0.0%
Deutsche Post AG	20,902	383,347
Airlines - 0.2%
Air France KLM (Reg.) (a)	23,310	381,188
Cathay Pacific Airways Ltd.	60,000	139,445
Deutsche Lufthansa AG (a)	24,150	493,740
Qantas Airways Ltd. (a)	228,911	548,510
		1,562,883
Building Products - 0.2%
Asahi Glass Co. Ltd.	59,000	825,005
Wienerberger AG (a)	27,200	562,665
		1,387,670
Construction & Engineering - 0.2%
Chiyoda Corp.	10,000	90,391
Obayashi Corp.	26,000	116,970
VINCI SA	24,010	1,445,296
		1,652,657
Electrical Equipment - 0.2%
Alstom SA	9,369	558,736
Nidec Corp.	900	83,956
Schneider Electric SA	4,090	676,740
Sumitomo Electric Industries Ltd.	6,700	98,327
		1,417,759
Industrial Conglomerates - 0.6%
Cookson Group PLC (a)	53,400	567,805
Keppel Corp. Ltd.	47,000	416,119
Koninklijke Philips Electronics NV	51,400	1,679,656
Siemens AG	21,536	2,900,344
		5,563,924
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 0.5%
Fanuc Ltd.	3,100	$ 484,278
Fiat Industrial SpA (a)	19,500	272,329
GEA Group AG	6,964	215,223
Komatsu Ltd.	44,200	1,356,080
Kubota Corp.	20,000	206,174
Makita Corp.	3,400	143,191
MAN SE	3,002	381,175
NSK Ltd.	21,000	200,951
Sandvik AB	6,600	126,625
Vallourec SA	9,590	993,491
Volvo AB (B Shares)	38,000	657,650
		5,037,167
Marine - 0.2%
Kawasaki Kisen Kaisha Ltd.	221,000	967,253
Kuehne & Nagel International AG	3,700	497,476
Nippon Yusen KK	46,000	203,460
Orient Overseas International Ltd.	17,000	136,864
		1,805,053
Professional Services - 0.0%
Experian PLC	15,700	199,102
Road & Rail - 0.1%
East Japan Railway Co.	13,700	955,352
West Japan Railway Co.	30	124,637
		1,079,989
Trading Companies & Distributors - 0.5%
Itochu Corp.	30,000	311,991
Mitsubishi Corp.	66,900	1,861,423
Mitsui & Co. Ltd.	27,900	510,042
Sumitomo Corp.	78,300	1,163,390
Travis Perkins PLC	35,800	579,144
		4,425,990
Transportation Infrastructure - 0.1%
Kamigumi Co. Ltd.	14,000	123,056
MAp Group unit	162,700	515,161
		638,217
TOTAL INDUSTRIALS		25,530,868
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 1.1%
Communications Equipment - 0.1%
Nokia Corp.	79,331	$ 683,990
Telefonaktiebolaget LM Ericsson (B Shares)	28,882	371,004
		1,054,994
Computers & Peripherals - 0.2%
Fujitsu Ltd.	16,000	108,506
Gemalto NV	4,200	208,801
Toshiba Corp.	189,000	1,242,005
		1,559,312
Electronic Equipment & Components - 0.3%
Fujifilm Holdings Corp.	8,500	299,287
Hirose Electric Co. Ltd.	1,100	125,599
Hitachi Ltd.	215,000	1,308,660
Hoya Corp.	5,100	121,639
Ibiden Co. Ltd.	17,600	605,672
TDK Corp.	4,100	277,544
		2,738,401
IT Services - 0.0%
Indra Sistemas SA	9,200	179,014
Office Electronics - 0.2%
Canon, Inc.	31,100	1,504,069
Semiconductors & Semiconductor Equipment - 0.2%
ARM Holdings PLC	16,200	161,895
ASML Holding NV (Netherlands)	9,400	409,440
Elpida Memory, Inc. (a)	48,100	720,912
STMicroelectronics NV	19,100	245,388
Tokyo Electron Ltd.	4,900	322,341
		1,859,976
Software - 0.1%
Nintendo Co. Ltd.	700	205,122
Playtech Ltd.	28,500	171,562
SAP AG	13,100	790,370
		1,167,054
TOTAL INFORMATION TECHNOLOGY		10,062,820
MATERIALS - 2.3%
Chemicals - 0.9%
Air Water, Inc.	10,000	132,274
BASF AG	17,380	1,445,300
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Incitec Pivot Ltd.	204,196	$ 921,406
Johnson Matthey PLC	12,500	376,994
JSR Corp.	40,900	874,500
Lanxess AG	3,800	282,652
Linde AG	5,381	821,291
Mitsubishi Chemical Holdings Corp.	17,500	128,348
Mitsubishi Gas Chemical Co., Inc.	62,000	478,264
Mitsui Chemicals, Inc.	60,000	225,349
Nitto Denko Corp.	2,700	162,561
Shin-Etsu Chemical Co., Ltd.	17,300	1,000,259
Solvay SA Class A	1,900	222,870
Sumitomo Chemical Co. Ltd.	35,000	189,448
Ube Industries Ltd.	45,000	146,221
Umicore SA	12,000	604,523
Wacker Chemie AG	900	166,055
Yara International ASA	5,900	312,844
		8,491,159
Construction Materials - 0.1%
HeidelbergCement AG	16,500	1,155,122
Containers & Packaging - 0.0%
Rexam PLC	33,500	198,801
Metals & Mining - 1.2%
Anglo American PLC (United Kingdom)	17,600	953,880
BHP Billiton Ltd.	50,715	2,396,732
BHP Billiton PLC	11,700	463,838
JFE Holdings, Inc.	25,400	804,451
Kazakhmys PLC	7,400	173,732
Mitsubishi Materials Corp. (a)	182,000	704,929
Newcrest Mining Ltd.	22,190	857,734
Rio Tinto Ltd.	9,639	841,719
Rio Tinto PLC	25,700	1,809,931
Thyssenkrupp AG	2,700	112,264
Xstrata PLC	68,100	1,555,621
		10,674,831
Paper & Forest Products - 0.1%
China Forestry Holdings Co. Ltd.	860,000	293,182
TOTAL MATERIALS		20,813,095
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.8%
France Telecom SA	36,270	$ 802,641
Iliad Group SA	2,110	236,322
Koninklijke KPN NV	26,051	422,057
Nippon Telegraph & Telephone Corp.	7,900	386,475
PCCW Ltd.	359,000	154,884
Singapore Telecommunications Ltd.	311,000	726,270
Swisscom AG	1,890	834,575
TalkTalk Telecom Group PLC	170,500	413,593
Telecom Italia SpA	215,700	336,768
Telefonica SA	62,405	1,586,655
Telenor ASA	30,300	502,448
Telstra Corp. Ltd.	396,865	1,130,168
		7,532,856
Wireless Telecommunication Services - 0.4%
KDDI Corp.	17	110,406
NTT DoCoMo, Inc.	125	234,836
SOFTBANK CORP.	13,700	563,297
Vodafone Group PLC	1,086,000	3,083,637
		3,992,176
TOTAL TELECOMMUNICATION SERVICES		11,525,032
UTILITIES - 0.8%
Electric Utilities - 0.6%
E.ON AG	38,837	1,274,223
Enel SpA	244,318	1,455,852
Fortum Corp.	20,300	628,914
Iberdrola SA	85,300	744,306
Osterreichische Elektrizitatswirtschafts AG	5,830	223,018
Public Power Corp. of Greece	47,100	728,628
Tokyo Electric Power Co.	9,400	243,333
		5,298,274
Gas Utilities - 0.0%
Tokyo Gas Co. Ltd.	17,000	76,004
Independent Power Producers & Energy Traders - 0.0%
International Power PLC	92,603	503,317
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 0.2%
GDF Suez	22,240	$ 901,554
National Grid PLC	70,500	655,204
		1,556,758
TOTAL UTILITIES		7,434,353
TOTAL COMMON STOCKS (Cost $174,298,465)		188,363,887
Nonconvertible Preferred Stocks - 0.2%

CONSUMER DISCRETIONARY
Automobiles
Volkswagen AG (Cost $1,565,387)	10,600	1,797,781
Equity Funds - 79.0%

Foreign Large Blend Funds - 54.5%
Fidelity Advisor Overseas Fund Institutional Class (c)	6,361,560	123,605,117
Fidelity Canada Fund (c)	187,282	11,693,873
Fidelity Diversified International Fund (c)	5,383,838	169,429,375
Fidelity International Discovery Fund (c)	5,621,453	192,366,122
Fidelity Overseas Fund (c)	142,325	4,793,520
TOTAL FOREIGN LARGE BLEND FUNDS		501,888,007
Foreign Large Growth Funds - 8.7%
Fidelity International Capital Appreciation Fund (c)	6,067,454	79,847,691
Foreign Large Value Funds - 7.4%
Fidelity International Value Fund (c)	7,730,368	68,104,543
Foreign Small Mid Growth Funds - 1.1%
Fidelity International Small Cap Opportunities Fund (c)	978,138	10,358,485
Sector Funds - 1.3%
Fidelity International Real Estate Fund (c)	1,252,160	11,882,996
Equity Funds - continued
	Shares	Value
Other - 6.0%
Fidelity Advisor Global Capital Appreciation Fund Institutional Class (c)	988,468	$ 11,604,613
Fidelity Emerging Markets Fund (c)	102,464	2,596,444
Fidelity Japan Fund (c)	2,432,764	28,682,288
Fidelity Japan Smaller Companies Fund (c)	1,265,885	12,468,965
TOTAL OTHER		55,352,310
TOTAL EQUITY FUNDS (Cost $709,995,509)		727,434,032
Short-Term Funds - 0.3%

SSgA US Treasury Money Market Fund, 0% (b) (Cost $2,418,540)	2,418,540	2,418,540
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $888,277,901)		920,014,240
NET OTHER ASSETS (LIABILITIES) - 0.0%		425,797
NET ASSETS - 100%		$ 920,440,037
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated company
Affiliated Underlying Funds
Information regarding fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor Diversified International Fund Institutional Class	$ 4,138,219	$ -	$ 3,770,346	$ -	$ -
Fidelity Advisor Global Capital Appreciation Fund Institutional Class	-	12,000,000	-	-	11,604,613
Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor Overseas Fund Institutional Class	$ 103,894,578	$ 10,079,215	$ 15,765,083	$ 1,513,631	$ 123,605,117
Fidelity Canada Fund	8,334,438	1,739,690	1,078,573	84,395	11,693,873
Fidelity Diversified International Fund	146,262,827	31,095,232	36,595,334	2,476,126	169,429,375
Fidelity Emerging Markets Fund	13,450,637	2,480,821	16,162,811	159,889	2,596,444
Fidelity International Capital Appreciation Fund	54,442,318	15,506,154	3,537,629	874,662	79,847,691
Fidelity International Discovery Fund	143,010,613	43,542,959	27,128,886	2,653,190	192,366,122
Fidelity International Real Estate Fund	8,773,843	2,319,929	569,413	423,722	11,882,996
Fidelity International Small Cap Opportunities Fund	6,775,421	2,326,903	1,041,059	139,398	10,358,485
Fidelity International Value Fund	53,604,288	7,960,640	3,547,838	1,617,309	68,104,543
Fidelity Japan Fund	23,764,016	6,245,457	4,742,516	458,017	28,682,288
Fidelity Japan Smaller Companies Fund	10,196,780	2,025,925	1,594,273	56,126	12,468,965
Fidelity Overseas Fund	64,116,962	8,776,201	74,295,262	780,815	4,793,520
Spartan International Index Fund Investor Class	116,775,385	19,356,590	145,958,664	127,374	-
Total	$ 757,540,325	$ 165,455,716	$ 335,787,687	$ 11,364,654	$ 727,434,032
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 21,790,776	$ 12,841,491	$ 8,949,285	$ -
Consumer Staples	16,607,274	10,873,405	5,733,869	-
Energy	16,322,197	8,429,116	7,893,081	-
Financials	48,325,207	19,112,881	29,212,326	-
Health Care	11,750,046	4,878,131	6,871,915	-
Industrials	25,530,868	13,227,861	12,303,007	-
Information Technology	10,062,820	3,128,691	6,934,129	-
Materials	20,813,095	10,029,548	10,490,365	293,182
Telecommunication Services	11,525,032	3,290,149	8,234,883	-
Utilities	7,434,353	6,459,812	974,541	-
Equity Funds	727,434,032	727,434,032	-	-
Short-Term Funds	2,418,540	2,418,540	-	-
Total Investments in Securities:	$ 920,014,240	$ 822,123,657	$ 97,597,401	$ 293,182
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(129,407)
Cost of Purchases	422,589
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 293,182
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2011	$ (129,407)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of the direct investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	79.3%
Japan	4.8%
United Kingdom	4.0%
France	2.3%
Germany	2.0%
Australia	1.9%
Switzerland	1.4%
Other (Individually less than 1%)	4.3%
100.0%
Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $22,399,113 all of which will expire in fiscal 2018. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

The Fund intends to elect to defer to its fiscal year ending February 29, 2012 approximately $15,814,235 of losses recognized during the period November 1, 2010 to February 28, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $178,282,392)	$ 192,580,208
Affiliated issuers (cost $709,995,509)	727,434,032
Total Investments (cost $888,277,901)		$ 920,014,240
Foreign currency held at value (cost $147,442)		148,030
Receivable for investments sold		481,069
Receivable for fund shares sold		728,505
Dividends receivable		332,141
Total assets		921,703,985

Liabilities
Payable for investments purchased	$ 534,861
Payable for fund shares redeemed	536,070
Accrued management fee	71,208
Other affiliated payables	59,721
Other payables and accrued expenses	62,088
Total liabilities		1,263,948

Net Assets		$ 920,440,037
Net Assets consist of:
Paid in capital		$ 940,692,241
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(51,991,905)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		31,739,701
Net Assets, for 113,323,138 shares outstanding		$ 920,440,037
Net Asset Value, offering price and redemption price per share ($920,440,037 ÷ 113,323,138 shares)		$ 8.12

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends: Unaffiliated issuers		$ 1,330,145
Affiliated issuers		11,364,654
Total income		12,694,799

Expenses
Management fee	$ 2,461,938
Transfer agent fees	100,857
Accounting fees and expenses	185,398
Custodian fees and expenses	71,886
Independent trustees' compensation	6,610
Registration fees	22,268
Audit	41,451
Legal	3,963
Miscellaneous	169
Total expenses before reductions	2,894,540
Expense reductions	(2,183,759)	710,781
Net investment income (loss)		11,984,018
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,297,524
Affiliated issuers	8,338,652
Foreign currency transactions	(151,743)
Realized gain distributions from underlying funds:
Affiliated issuers	3,571,992
Total net realized gain (loss)		16,056,425
Change in net unrealized appreciation (depreciation) on: Investment securities	146,184,842
Assets and liabilities in foreign currencies	3,362
Total change in net unrealized appreciation (depreciation)		146,188,204
Net gain (loss)		162,244,629
Net increase (decrease) in net assets resulting from operations		$ 174,228,647

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,984,018	$ 10,870,907
Net realized gain (loss)	16,056,425	(18,543,640)
Change in net unrealized appreciation (depreciation)	146,188,204	182,979,135
Net increase (decrease) in net assets resulting from operations	174,228,647	175,306,402
Distributions to shareholders from net investment income	(11,941,918)	(11,421,404)
Distributions to shareholders from net realized gain	(3,980,639)	(2,209,765)
Total distributions	(15,922,557)	(13,631,169)
Share transactions Proceeds from sales of shares	227,089,686	450,545,031
Reinvestment of distributions	15,852,352	13,586,427
Cost of shares redeemed	(238,348,422)	(146,246,606)
Net increase (decrease) in net assets resulting from share transactions	4,593,616	317,884,852
Total increase (decrease) in net assets	162,899,706	479,560,085

Net Assets
Beginning of period	757,540,331	277,980,246
End of period	$ 920,440,037	$ 757,540,331
Other Information Shares
Sold	31,973,544	70,438,406
Issued in reinvestment of distributions	2,045,465	1,941,650
Redeemed	(32,328,366)	(23,397,457)
Net increase (decrease)	1,690,643	48,982,599

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

	Years ended February 28,
	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.79	$ 4.44	$ 9.95	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.10	.12	.12	.16
Net realized and unrealized gain (loss)	1.37	2.36	(5.03)	.14
Total from investment operations	1.47	2.48	(4.91)	.30
Distributions from net investment income	(.11)	(.11)	(.10)	(.14)
Distributions from net realized gain	(.04)	(.02)	(.50)	(.21)
Total distributions	(.14) H	(.13)	(.60)	(.35)
Net asset value, end of period	$ 8.12	$ 6.79	$ 4.44	$ 9.95
Total Return B,C	21.75%	55.82%	(52.13)%	2.67%
Ratios to Average Net Assets G
Expenses before reductions	.33%	.25%	.25%	.26% A
Expenses net of contractual waivers	.08%	.00%	.00%	.00% A
Expenses net of all reductions	.08%	.00%	.00%	.00% A
Net investment income (loss)	1.38%	1.86%	1.63%	1.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 920,440	$ 757,540	$ 277,980	$ 418,530
Portfolio turnover rate E	48%	13%	20%	14% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the portfolio activity of the Underlying Funds.

F For the period March 8, 2007 (commencement of operations) to February 29, 2008.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts contractually reimbursed or waived and do not represent the amount paid by the Fund during periods when reimbursements or waivers occur. Expenses net of contractual waivers reflect expenses after reimbursement or waivers. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Total distributions of $.14 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2011

1. Organization.

Strategic Advisers International II Fund (the Fund) (formerly PAS International Fidelity Fund of Funds) is a fund of Fidelity Rutland Square Trust II (the Trust) (formerly a fund of Fidelity Rutland Square Trust), an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Security Valuation - continued

February 28, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 90,878,014
Gross unrealized depreciation	(72,920,232)
Net unrealized appreciation (depreciation) on securities and other investments	$ 17,957,782

Tax Cost	$ 902,056,458

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (22,399,113)
Net unrealized appreciation (depreciation)	$ 17,961,144

The tax character of distributions paid was as follows:

	February 28, 2011	February 28, 2010
Ordinary Income	$ 15,922,557	$ 13,631,169

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $411,207,729 and $409,972,816, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. Effective August 23, 2010, the management fee is calculated by adding the annual management fee rate of .25% of the Fund's average daily net assets throughout the month payable to Strategic Advisers to the aggregate of fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate annual management fee will not exceed 1.00% of the Fund's average daily net assets. For the period, the total annual management fee rate was .28% of the Fund's average net assets. Effective August 23, 2010, all other expenses of the Fund are paid by the Fund.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

Prior to August 23, 2010, the management fee was computed at an annual rate of .25% of the Fund's average net assets. Strategic Advisers, either itself or through an affiliated company, paid all other expenses of the Fund with certain exceptions such as interest expense and independent Trustees' compensation.

Strategic Advisers has contractually agreed to waive .25% of its management fee until September 30, 2013. This waiver was in effect during the entire period from March 1, 2010 through February 28, 2011.

Sub-Adviser. Pyramis Global Advisors, LLC (Pyramis), an affiliate of Strategic Advisers, serves as a sub-adviser for the Fund. Pyramis provides discretionary investment advisory services for its allocated portion of the Fund's assets and is paid by Strategic Advisers and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective August 23, 2010, FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .02% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

5. Committed Line of Credit.

Effective September 8, 2010, the Fund participated with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $162 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

In addition to waiving its management fee, Strategic Advisers had contractually agreed to reimburse the Fund to the extent that annual operating expenses exceed .00% of average net assets. Some expenses, for example interest expense, were excluded from

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions - continued

this reimbursement. This contractual reimbursement was eliminated effective August 23, 2010. During the period, this waiver and reimbursement reduced the Fund's expenses by $2,180,515 and $3,221, respectively.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $23.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Fidelity Funds:

Fidelity Advisor Overseas Fund	11%
Fidelity International Capital Appreciation Fund	12%
Fidelity International Value Fund	30%

8. Reorganization.

At the close of business on August 20, 2010, the Fund, a fund of Fidelity Rutland Square Trust II, assumed all of the assets and all of the liabilities of the PAS International Fidelity Fund of Funds, a fund of Fidelity Rutland Square Trust, pursuant to an Agreement and Plan of Reorganization (Reorganization) approved by the Board of Trustees on March 4, 2010 and by the shareholders of PAS International Fidelity Fund of Funds on August 9, 2010. All of the assets and liabilities of PAS International Fidelity Fund of Funds were transferred in exchange solely for the number of equivalent shares of the Fund at the same aggregate net asset value as the outstanding shares of PAS International Fidelity Fund of Funds at the close of business on August 20, 2010. The Reorganization qualified as a tax-free transaction with no gain or loss recognized by the Fund or its shareholders. All legal and other expenses associated with the Reorganization were paid by Strategic Advisers.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers International II Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International II Fund, formerly known as the PAS International Fidelity Fund of Funds, (a fund of Fidelity Rutland Square Trust II, formerly a fund of Fidelity Rutland Square Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers International II Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 20, 2011

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Boyce I. Greer, each of the Trustees oversees 17 funds advised by Strategic Advisers or an affiliate. Mr. Greer oversees 19 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds dedicated to Strategic Advisers' discretionary asset management programs, as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Roger T. Servison (65)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Boyce I. Greer (55)

Year of Election or Appointment: 2009

Mr. Greer is head of Institutional Investments for Fidelity Asset Management and Vice Chairman of Pyramis Global Advisors, LLC (2011-present), President and a Director of Strategic Advisers, Inc. and Global Asset Allocation (2008-present), Director of Ballyrock Investment Advisors LLC (2006-present), and serves as Vice President of a number of Fidelity funds (2005-present). Mr. Greer is also a Trustee of other investment companies advised by FMR. Mr. Greer is President of The North Carolina Capital Management Trust: Cash and Term Portfolios (2003-present), President of the Asset Allocation Division (2008-present), President of FIMM 130/30 LLC (2008-present), and an Executive Vice President of FMR (2005-present). Previously, Mr. Greer served as Executive Vice President of FMR Co., Inc. (2005-2009), President and Director of Fidelity Investments Money Management, Inc. (2007-2009), and as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (66)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (78)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin, and is an Advisory Director of CH2M Hill Companies (engineering). Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Karen Kaplan (51)

Year of Election or Appointment: 2007

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental, Doral, and DentaQuest) (2004-present), Member of the board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the board of the Massachusetts Conference for Women (2008-present), and Director of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Howard E. Cox, Jr. (67)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (41)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (45)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the fund. Ms. Laurent also serves as AML Officer of the Fidelity funds (2008-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Nicholas E. Steck (46)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (41)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

James R. Rooney (52)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Rooney is an employee of FMR and also serves as Assistant Treasurer of other Strategic Advisers funds (2007-present). Previously, Mr. Rooney was a Vice President with Wellington Management Company, LLP (2001-2007) and an employee of Strategic Advisers (2007-2009).

Margaret A. Carey (37)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey is also Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The fund designates 85% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International II Fund

On September 8, 2010, the Board of Trustees, including the Independent Trustees (together, the Board), voted to amend the fund's sub-advisory agreement with Pyramis Global Advisors LLC (Pyramis) to lower the fees paid by Strategic Advisers, Inc. (Strategic Advisers), the fund's investment adviser, to Pyramis and to approve a proposal to calculate fees payable to Pyramis based on the total assets of all registered investment companies managed by Strategic Advisers that are sub-advised by Pyramis pursuant to a particular investment strategy. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information. The Board considered that the fees payable under the fund's amended sub-advisory agreement with Pyramis will be lower than the current agreement. The Board also considered that the amendment involves no changes in (i) the investment process or strategies employed in the management of the fund's assets or (ii) the nature or level of services provided under the current Pyramis sub-advisory agreement.

Because the amended sub-advisory agreement contains lower fees and also terms identical to the current sub-advisory agreement, the Board did not consider the fund's investment performance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of the fund's management contract with Strategic Advisers and the sub-advisory agreement with Pyramis, the Board will consider all factors it believes to be relevant, including, but not limited to, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the fund's amended sub-advisory agreement with Pyramis is fair and reasonable, and that the agreement should be approved.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Pyramis Global Advisors LLC

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

SIL-UANN-0411
1.926363.100

Strategic Advisers® U.S. Opportunity Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2011

Strategic Advisers, Inc.
A Fidelity Investments Company

Contents

Note to shareholders	<Click Here>	Important information about the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Note to shareholders

As previously communicated to shareholders, Fidelity Portfolio Advisory Service® (PAS®) has made a structural change to its fund of funds products.

On August 9, 2010, shareholders approved the reorganization of the PAS® Funds of Funds (the PAS Funds) into new funds that have the ability to invest in individual securities through sub-advisers, and may provide access to investment styles that may not have been available to the PAS Funds. Previously, the PAS Funds were limited to investing in mutual funds and, in some cases, exchange-traded funds (ETFs). The new funds assumed different expense structures and names, but their investment objectives did not change. Management may now employ sub-advisers to manage a portion of the assets of certain funds.

The reorganization of PAS U.S. Opportunity Fund of Funds® into Strategic Advisers® U.S. Opportunity Fund was completed after the close of business on August 20, 2010.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Life of fund A
Strategic Advisers U.S. Opportunity Fund	25.36%	2.46%

A From December 29, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers U.S. Opportunity Fund on December 29, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Dow Jones U.S. Total Stock Market IndexSM performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Robert Vick, Portfolio Manager of Strategic Advisers® U.S. Opportunity Fund: For the year, Strategic Advisers® U.S. Opportunity Fund (the Fund) advanced 25.36%, outperforming the 24.51% gain of the Dow Jones U.S. Total Stock Market IndexSM. During the period, successful tactical positioning in the energy sector contributed the most versus the benchmark. I underweighted energy during the first half of the period, when it underperformed the broad market, and overweighted it in the second half, when it outperformed amid rising oil prices. Holdings in other economically sensitive sectors, such as information technology and industrials, also bolstered relative results. Investments in chemicals, communications equipment and multimedia were additional contributors. Among diversified managers, the Fund's exposure to strong-performing mid-cap growth stocks provided a further boost. On the downside, the Fund's investments in defensive sectors, including consumer staples and health care, trailed the index. In addition, my holdings in financials detracted due to unfavorable positioning within several underlying funds. An underweighted stake in the telecommunication services sector also dampened performance. Lastly, holdings of several value-oriented diversified managers hurt, as their strategies lagged in a rallying market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Actual	.02%	$ 1,000.00	$ 1,289.70	$ .11
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,024.70	$ .10

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Advisor Consumer Staples Fund Institutional Class	5.5	4.2
Morgan Stanley Institutional Fund Trust Mid Cap Growth Portfolio Advisor Shares	4.8	6.3
Fidelity Mega Cap Stock Fund Institutional Class	4.1	2.0
Fidelity Technology Portfolio	3.9	3.0
BlackRock Equity Dividend Fund Investor A Class	3.9	5.9
Fidelity Energy Portfolio	3.8	0.8
Fidelity Telecom and Utilities Fund	3.3	3.6
Fidelity Industrials Portfolio	3.2	3.1
Fidelity Health Care Portfolio	2.8	0.0
Fidelity Banking Portfolio	2.8	2.0
	38.1
Asset Allocation (% of fund's net assets)
As of February 28, 2011	As of August 31, 2010
Sector Funds 60.0%	Sector Funds 52.1%
Large Blend Funds 10.3%	Large Blend Funds 6.3%
Large Growth Funds 6.0%	Large Growth Funds 11.2%
Large Value Funds 16.4%	Large Value Funds 21.3%
Mid-Cap Growth Funds 5.6%	Mid-Cap Growth Funds 6.3%
Mid-Cap Value Funds 0.7%	Mid-Cap Value Funds 2.0%
Small Blend Funds 0.0%†	Small Blend Funds 0.3%
Small Growth Funds 1.0%	Small Growth Funds 0.0%
Small Value Funds 0.0%†	Small Value Funds 0.5%
Net Other Assets 0.0%†	Net Other Assets 0.0%†

Asset allocations in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above. † Amount represents less than 0.1%.

Annual Report

Investments February 28, 2011

Showing Percentage of Net Assets

Equity Funds - 100.0%
	Shares	Value
Large Blend Funds - 10.3%
BNY Mellon Large Capital Stock Fund	3,147,694	$ 28,832,877
Clipper Fund	264,346	17,304,103
Dreyfus Disciplined Stock Fund	473,344	15,322,138
Fidelity Advisor Diversified Stock Fund Institutional Class (b)	4,076,130	66,155,594
Fidelity Mega Cap Stock Fund Institutional Class (b)	10,852,616	115,037,725
Oakmark Fund Class I	38,870	1,707,550
Oakmark Select Fund Class I	316,212	9,410,475
Oppenheimer Main Street Fund Class A	994,703	33,242,968
TOTAL LARGE BLEND FUNDS		287,013,430
Large Growth Funds - 6.0%
Fidelity Advisor Large Cap Fund Institutional Class (b)	2,143,919	42,685,422
Fidelity Contrafund (b)	958,178	67,886,922
Fidelity Growth Company Fund (b)	51,073	4,501,054
T. Rowe Price Growth Stock Fund Advisor Class (a)	1,536,004	51,548,310
TOTAL LARGE GROWTH FUNDS		166,621,708
Large Value Funds - 16.4%
Allianz NFJ Dividend Value Fund Class D	832,305	10,037,594
American Beacon Large Cap Value Fund Plan Ahead Class	604,349	11,815,028
American Century Equity Income Fund Investor Class	6,362,467	47,527,627
BlackRock Basic Value Fund, Inc. Investor A Class	1,277,682	34,944,590
BlackRock Equity Dividend Fund Investor A Class	5,921,030	109,361,416
Franklin Equity Income Fund - A Class	1,561,827	27,300,743
Franklin Mutual Shares Fund Class A	2,063,890	44,765,777
Hotchkis and Wiley Diversified Value Fund Class A	1,586,962	16,187,016
Hotchkis and Wiley Large Cap Value Fund Class A	2,725,681	46,827,197
Oppenheimer Equity Income Fund, Inc. Class A	841,842	21,685,858
T. Rowe Price Value Fund Advisor Class	136,408	3,377,457
The Yacktman Fund	3,157,657	55,164,263
Yacktman Focused Fund	1,467,367	27,337,055
TOTAL LARGE VALUE FUNDS		456,331,621
Mid-Cap Growth Funds - 5.6%
Janus Enterprise Fund (a)	361,376	22,528,155
Morgan Stanley Institutional Fund Trust Mid Cap Growth Portfolio Advisor Shares	3,590,657	134,362,398
TOTAL MID-CAP GROWTH FUNDS		156,890,553
Equity Funds - continued
	Shares	Value
Mid-Cap Value Funds - 0.7%
American Century Mid Cap Value Fund Investor Class	481,307	$ 6,333,996
JPMorgan Value Advantage Fund Select Class	534,453	10,229,432
RidgeWorth Mid-Cap Value Equity I Shares	284,394	3,583,362
TOTAL MID-CAP VALUE FUNDS		20,146,790
Sector Funds - 60.0%
Fidelity Advisor Consumer Staples Fund Institutional Class (b)	2,260,094	153,324,760
Fidelity Advisor Materials Fund Institutional Class (b)	67,048	4,696,733
Fidelity Air Transportation Portfolio (b)	14,290	615,182
Fidelity Automotive Portfolio (b)	98,573	4,619,113
Fidelity Banking Portfolio (b)	4,127,507	78,092,437
Fidelity Biotechnology Portfolio (a)(b)	7,428	549,752
Fidelity Brokerage & Investment Management Portfolio (b)	675,565	36,554,810
Fidelity Chemicals Portfolio (b)	507,882	51,219,863
Fidelity Communications Equipment Portfolio (a)(b)	2,344,276	69,390,581
Fidelity Computers Portfolio (a)(b)	603,655	36,104,621
Fidelity Consumer Discretionary Portfolio (b)	1,501,984	37,519,550
Fidelity Consumer Finance Portfolio (b)	1,075,598	12,874,903
Fidelity Electronics Portfolio (b)	720,343	38,437,482
Fidelity Energy Portfolio (b)	1,753,339	105,586,091
Fidelity Energy Service Portfolio (a)(b)	673,710	57,851,511
Fidelity Financial Services Portfolio (b)	820,542	51,546,427
Fidelity Gold Portfolio (b)	199,962	10,286,039
Fidelity Health Care Portfolio (b)	593,971	79,550,510
Fidelity Industrial Equipment Portfolio (b)	1,547,602	55,961,276
Fidelity Industrials Portfolio (b)	3,504,225	88,446,633
Fidelity Insurance Portfolio (b)	1,173,033	58,698,548
Fidelity IT Services Portfolio (a)(b)	401,315	8,953,341
Fidelity Leisure Portfolio (b)	238,386	21,757,467
Fidelity Medical Delivery Portfolio (a)(b)	427,235	23,634,667
Fidelity Multimedia Portfolio (b)	847,726	40,512,823
Fidelity Natural Resources Portfolio (b)	1,917,337	74,910,355
Fidelity Pharmaceuticals Portfolio (b)	4,515,845	57,531,863
Fidelity Real Estate Investment Portfolio (b)	1,462,560	40,556,787
Fidelity Retailing Portfolio (b)	92,149	4,947,468
Fidelity Software & Computer Services Portfolio (b)	475,391	43,560,054
Fidelity Technology Portfolio (a)(b)	1,071,244	109,663,231
Fidelity Telecom and Utilities Fund (b)	5,537,005	91,360,586
Fidelity Telecommunications Portfolio (b)	306,434	14,423,835
Fidelity Transportation Portfolio (b)	781,973	43,993,793
Fidelity Utilities Portfolio (b)	4,520	227,282
Equity Funds - continued
	Shares	Value
Sector Funds - continued
Franklin Gold and Precious Metals Fund Class A	399,060	$ 19,334,464
iShares Dow Jones U.S. Energy Sector Index ETF	474,800	21,356,504
T. Rowe Price Real Estate Fund Advisor Class	1,259,910	23,963,492
TOTAL SECTOR FUNDS		1,672,614,834
Small Blend Funds - 0.0%
Natixis Vaughan Nelson Small Cap Value Fund Class A	8,614	209,067
Small Growth Funds - 1.0%
Fidelity Advisor Stock Selector Small Cap Fund Institutional Class (b)	165,004	3,240,673
Janus Triton Fund	1,491,915	25,765,373
TOTAL SMALL GROWTH FUNDS		29,006,046
Small Value Funds - 0.0%
Northern Small Cap Value Fund	56,332	899,617
TOTAL EQUITY FUNDS (Cost $2,308,331,470)		2,789,733,666
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $2,308,331,470)		2,789,733,666
NET OTHER ASSETS (LIABILITIES) - 0.0%		(86,549)
NET ASSETS - 100%		$ 2,789,647,117
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor Consumer Staples Fund Institutional Class	$ -	$ 143,143,013	$ -	$ 1,243,414	$ 153,324,760
Fidelity Advisor Diversified Stock Fund Institutional Class	-	57,019,862	-	583,709	66,155,594
Fidelity Advisor Large Cap Fund Institutional Class	-	37,449,266	4,411,147	231,777	42,685,422
Fidelity Advisor Materials Fund Institutional Class	-	4,078,095	-	78,095	4,696,733
Fidelity Advisor Stock Select Small Capital Fund Institutional Class	-	3,008,720	-	8,720	3,240,673
Fidelity Air Transportation Portfolio	3,866,357	11,945,104	16,900,000	53,550	615,182
Fidelity Automotive Portfolio	1,743,609	12,734,729	10,887,216	-	4,619,113
Fidelity Banking Portfolio	21,375,887	54,595,439	8,000,000	12,854	78,092,437
Fidelity Biotechnology Portfolio	12,208,979	57,139,791	73,208,462	-	549,752
Fidelity Brokerage & Investment Management Portfolio	12,226,704	36,561,860	16,038,913	205,832	36,554,810
Fidelity Chemicals Portfolio	$ 10,126,565	$ 38,253,702	$ 10,000,000	$ 274,697	$ 51,219,863
Fidelity Communications Equipment Portfolio	4,170,193	53,051,442	4,411,147	-	69,390,581
Fidelity Computers Portfolio	21,247,952	9,533,642	5,400,000	-	36,104,621
Fidelity Construction & Housing Portfolio	5,657,123	6,624	5,389,553	6,624	-
Fidelity Consumer Discretionary Portfolio	12,336,886	23,644,844	2,972,438	60,137	37,519,550
Fidelity Consumer Finance Portfolio	-	12,800,000	-	-	12,874,903
Fidelity Consumer Staples Portfolio	78,631,934	103,834	77,332,014	103,834	-
Fidelity Contrafund	9,342,692	89,673,443	53,804,496	-	67,886,922
Fidelity Dividend Growth Fund	12,171,207	-	11,699,120	-	-
Fidelity Electronics Portfolio	6,573,859	37,012,015	6,420,121	12,015	38,437,482
Fidelity Energy Portfolio	20,729,721	65,554,554	8,469,643	407,459	105,586,091
Fidelity Energy Service Portfolio	10,674,168	60,081,588	40,164,257	-	57,851,511
Fidelity Equity-Income Fund	3,635,371	13,986	3,606,017	13,986	-
Fidelity Financial Services Portfolio	28,207,580	49,845,639	26,922,486	45,639	51,546,427
Fidelity Gold Portfolio	10,356,133	16,042,932	19,000,000	-	10,286,039
Fidelity Growth Company Fund	$ 8,412,421	$ 292	$ 6,000,000	$ 292	$ 4,501,054
Fidelity Health Care Portfolio	12,292,020	75,461,423	11,827,951	-	79,550,510
Fidelity Industrial Equipment Portfolio	13,110,256	36,413,407	6,000,000	187,390	55,961,276
Fidelity Industrials Portfolio	25,871,350	44,245,218	-	283,798	88,446,633
Fidelity Institutional Cash Money Market Institutional Class	-	8,150,351	8,150,351	334	-
Fidelity Insurance Portfolio	12,075,835	43,252,910	3,800,000	418,600	58,698,548
Fidelity IT Services Portfolio	7,616,070	-	801,739	-	8,953,341
Fidelity Large Cap Stock Fund	18,067,673	21,936,132	37,172,422	25,245	-
Fidelity Leisure Portfolio	5,875,628	47,809,330	37,907,004	229,365	21,757,467
Fidelity Leveraged Company Stock Fund	1,272,950	-	1,285,094	-	-
Fidelity Materials Portfolio	795,444	484	793,155	30	-
Fidelity Medical Delivery Portfolio	15,740,179	21,123,897	16,510,361	-	23,634,667
Fidelity Medical Equipment & Systems Portfolio	12,314,778	-	11,540,552	-	-
Fidelity Mega Cap Stock Fund	-	29,530,106	26,567,122	-	-
Fidelity Mega Cap Stock Fund Institutional Class	-	101,540,519	-	393,853	115,037,725
Fidelity Multimedia Portfolio	$ 557,760	$ 30,998,767	$ -	$ 95,754	$ 40,512,823
Fidelity Natural Resources Portfolio	9,204,855	46,233,325	-	217,536	74,910,355
Fidelity Pharmaceuticals Portfolio	27,465,440	36,198,013	16,700,000	677,294	57,531,863
Fidelity Real Estate Investment Portfolio	-	48,494,134	13,471,799	309,674	40,556,787
Fidelity Retailing Portfolio	16,167,064	1,065,549	15,152,114	3,583	4,947,468
Fidelity Small Cap Value Fund	2,039,069	-	2,153,321	-	-
Fidelity Software & Computer Services Portfolio	19,136,363	20,249,299	5,000,000	-	43,560,054
Fidelity Technology Portfolio	32,277,989	49,836,834	-	-	109,663,231
Fidelity Telecom and Utilities Fund	821,343	78,967,149	-	1,460,807	91,360,586
Fidelity Telecommunications Portfolio	7,234,773	18,994,903	16,600,000	416,458	14,423,835
Fidelity Transportation Portfolio	3,122,125	59,154,945	26,900,000	195,563	43,993,793
Fidelity Utilities Portfolio	6,270,653	42,508	6,843,443	42,508	227,282
Fidelity Wireless Portfolio	1,166,992	-	1,172,403	-	-
Total	$ 544,191,950	$ 1,692,993,619	$ 677,385,861	$ 8,300,426	$ 1,907,467,764
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $765,357,989)	$ 882,265,902
Affiliated issuers (cost $1,542,973,481)	1,907,467,764
Total Investments (cost $2,308,331,470)		$ 2,789,733,666
Cash		3,199,996
Receivable for investments sold		8,400,000
Receivable for fund shares sold		3,214,948
Total assets		2,804,548,610

Liabilities
Payable for investments purchased	$ 13,407,463
Payable for fund shares redeemed	1,407,486
Other affiliated payables	19,166
Other payables and accrued expenses	67,378
Total liabilities		14,901,493

Net Assets		$ 2,789,647,117
Net Assets consist of:
Paid in capital		$ 2,283,040,776
Accumulated undistributed net realized gain (loss) on investments		25,204,145
Net unrealized appreciation (depreciation) on investments		481,402,196
Net Assets, for 266,814,099 shares outstanding		$ 2,789,647,117
Net Asset Value, offering price and redemption price per share ($2,789,647,117 ÷ 266,814,099 shares)		$ 10.46

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends: Unaffiliated issuers		$ 9,304,615
Affiliated issuers		8,300,426
Total income		17,605,041

Expenses
Management fee	$ 4,772,744
Accounting fees and expenses	107,200
Custodian fees and expenses	10,616
Independent trustees' compensation	13,981
Registration fees	95,697
Audit	23,359
Legal	10,209
Miscellaneous	1,516
Total expenses before reductions	5,035,322
Expense reductions	(4,777,974)	257,348
Net investment income (loss)		17,347,693
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,806,942
Affiliated issuers	71,119,980
Realized gain distributions from underlying funds:
Unaffiliated issuers	4,337,035
Affiliated issuers	7,569,936
Total net realized gain (loss)		91,833,893
Change in net unrealized appreciation (depreciation) on underlying funds		388,590,387
Net gain (loss)		480,424,280
Net increase (decrease) in net assets resulting from operations		$ 497,771,973

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,347,693	$ 5,543,892
Net realized gain (loss)	91,833,893	(17,178,599)
Change in net unrealized appreciation (depreciation)	388,590,387	242,656,810
Net increase (decrease) in net assets resulting from operations	497,771,973	231,022,103
Distributions to shareholders from net investment income	(17,315,231)	(5,600,167)
Distributions to shareholders from net realized gain	(5,125,767)	(961,645)
Total distributions	(22,440,998)	(6,561,812)
Share transactions Proceeds from sales of shares	1,810,513,508	518,995,246
Reinvestment of distributions	22,384,350	6,532,884
Cost of shares redeemed	(385,296,279)	(156,232,121)
Net increase (decrease) in net assets resulting from share transactions	1,447,601,579	369,296,009
Total increase (decrease) in net assets	1,922,932,554	593,756,300

Net Assets
Beginning of period	866,714,563	272,958,263
End of period (including undistributed net investment income of $0 and undistributed net investment income of $23,693, respectively)	$ 2,789,647,117	$ 866,714,563
Other Information Shares
Sold	203,931,340	72,407,881
Issued in reinvestment of distributions	2,261,807	780,418
Redeemed	(42,328,143)	(21,260,138)
Net increase (decrease)	163,865,004	51,928,161

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 H	2007 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.42	$ 5.35	$ 9.54	$ 10.06	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	.07	.09	.08	- I
Net realized and unrealized gain (loss)	2.05	3.07	(4.16)	(.37)	.06
Total from investment operations	2.13	3.14	(4.07)	(.29)	.06
Distributions from net investment income	(.07)	(.06)	(.10)	(.04)	-
Distributions from net realized gain	(.02)	(.01)	(.03)	(.19)	-
Total distributions	(.09)	(.07)	(.12) J	(.23)	-
Net asset value, end of period	$ 10.46	$ 8.42	$ 5.35	$ 9.54	$ 10.06
Total Return B,C	25.36%	58.71%	(42.95)%	(3.11)%	.60%
Ratios to Average Net Assets G
Expenses before reductions	.26%	.25%	.25%	.26%	.27% A
Expenses net of contractual waivers	.01%	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.01%	.00%	.00%	.00%	.00% A
Net investment income (loss)	.91%	.91%	1.18%	.74%	.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,789,647	$ 866,715	$ 272,958	$ 155,557	$ 64,427
Portfolio turnover rate E	70%	45%	35%	82%	274% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the portfolio activity of the Underlying Funds.

F For the period December 29, 2006 (commencement of operations) to February 28, 2007.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts contractually reimbursed or waived and do not represent the amount paid by the Fund during periods when reimbursements or waivers occur. Expenses net of contractual waivers reflect expenses after reimbursement or waivers. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

H For the year ended February 29.

I Amount represents less than $.01 per share.

J Total distributions of $.12 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2011

1. Organization.

Strategic Advisers U.S. Opportunity Fund (the Fund) (formerly PAS U.S. Opportunity Fund of Funds) is a fund of Fidelity Rutland Square Trust II (the Trust) (formerly a fund of Fidelity Rutland Square Trust), an open-end management investment company organized as a Delaware statutory trust. The Fund currently invests in affiliated and unaffiliated mutual funds and exchange-traded funds (ETFs) (the Underlying Funds). The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund's NAV is unavailable, shares of that fund may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy. ETFs are valued at their last sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Security Valuation - continued

but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend and realized gain distributions from the Underlying Funds and distributions from the ETFs, if any, are recorded on the ex-dividend date. Distributions from the Underlying Funds that are deemed to be return of capital are recorded as a reduction of cost of investments. Interest income is accrued as earned. Interest income includes coupon interest.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV and the value of each ETF. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 484,955,538
Gross unrealized depreciation	(4,261,017)
Net unrealized appreciation (depreciation) on securities and other investments	$ 480,694,521

Tax Cost	$ 2,309,039,145

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 25,911,820
Net unrealized appreciation (depreciation)	$ 480,694,521

The tax character of distributions paid was as follows:

	February 28, 2011	February 28, 2010
Ordinary Income	$ 22,440,998	$ 6,561,812

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $2,781,341,180 and $1,326,598,903, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. Effective August 23, 2010, the management fee is calculated by adding the annual management fee rate of .25% of the Fund's average daily net assets throughout the month payable to Strategic Advisers to the aggregate of fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate annual management fee will not exceed .95% of the Fund's average daily net assets. For the period August 23, 2010 to February 28, 2011, the annual management fee rate remained at .25% as the Fund did not have any sub-advisers. Effective August 23, 2010, all other expenses of the Fund are paid by the Fund.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

Prior to August 23, 2010, the management fee was computed at an annual rate of .25% of the Fund's average net assets. Strategic Advisers, either itself or through an affiliated company, paid all other expenses of the Fund with certain exceptions such as interest expense and independent Trustees' compensation.

Strategic Advisers has contractually agreed to waive .25% of its management fee until September 30, 2013. This waiver was in effect during the entire period from March 1, 2010 through February 28, 2011.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective August 23, 2010, FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, there were no transfer agent fees paid by the Fund.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

5. Committed Line of Credit.

Prior to August 23, 2010 and subsequent to September 8, 2010, the Fund participated with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,398 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

In addition to waiving its management fee, Strategic Advisers had contractually agreed to reimburse the Fund to the extent that annual operating expenses exceed .00% of average net assets. Some expenses, for example interest expense, including commitment fees, were excluded from this reimbursement. This contractual reimbursement was eliminated effective August 23, 2010. During the period, this waiver and reimbursement reduced the Fund's expenses by $4,772,744 and $5,161, respectively.

Annual Report

6. Expense Reductions - continued

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $69.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity Insurance Portfolio	24%
Fidelity Multimedia Portfolio	20%
Fidelity Consumer Discretionary Portfolio	18%
Fidelity Industrials Portfolio	16%
Fidelity Industrial Equipment	16%
Fidelity Banking Portfolio	15%
Fidelity Pharmaceuticals Portfolio	15%
Fidelity Communications Equipment Portfolio	12%
Fidelity Financial Services Portfolio	10%
Fidelity Telecom and Utilities Fund	10%

8. Reorganization.

At the close of business on August 20, 2010, the Fund, a fund of Fidelity Rutland Square Trust II, assumed all of the assets and all of the liabilities of the PAS U.S. Opportunity Fund of Funds, a fund of Fidelity Rutland Square Trust, pursuant to an Agreement and Plan of Reorganization (Reorganization) approved by the Board of Trustees on March 4, 2010 and by the shareholders of PAS U.S. Opportunity Fund of Funds on August 9, 2010. All of the assets and liabilities of PAS U.S. Opportunity Fund of Funds were transferred in exchange solely for the number of equivalent shares of the Fund at the same aggregate net asset value as the outstanding shares of PAS U.S. Opportunity Fund of Funds at the close of business on August 20, 2010. The Reorganization qualified as a tax-free transaction with no gain or loss recognized by the Fund or its shareholders. All legal and other expenses associated with the Reorganization were paid by Strategic Advisers.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers U.S. Opportunity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers U.S. Opportunity Fund, formerly known as the PAS U.S. Opportunity Fidelity Fund of Funds, (a fund of Fidelity Rutland Square Trust II, formerly a fund of Fidelity Rutland Square Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers U.S. Opportunity Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 20, 2011

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Boyce I. Greer, each of the Trustees oversees 17 funds advised by Strategic Advisers or an affiliate. Mr. Greer oversees 19 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds dedicated to Strategic Advisers' discretionary asset management programs, as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Roger T. Servison (65)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Boyce I. Greer (55)

Year of Election or Appointment: 2009

Mr. Greer is head of Institutional Investments for Fidelity Asset Management and Vice Chairman of Pyramis Global Advisors, LLC (2011-present), President and a Director of Strategic Advisers, Inc. and Global Asset Allocation (2008-present), Director of Ballyrock Investment Advisors LLC (2006-present), and serves as Vice President of a number of Fidelity funds (2005-present). Mr. Greer is also a Trustee of other investment companies advised by FMR. Mr. Greer is President of The North Carolina Capital Management Trust: Cash and Term Portfolios (2003-present), President of the Asset Allocation Division (2008-present), President of FIMM 130/30 LLC (2008-present), and an Executive Vice President of FMR (2005-present). Previously, Mr. Greer served as Executive Vice President of FMR Co., Inc. (2005-2009), President and Director of Fidelity Investments Money Management, Inc. (2007-2009), and as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (66)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (78)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin, and is an Advisory Director of CH2M Hill Companies (engineering). Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Karen Kaplan (51)

Year of Election or Appointment: 2007

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental, Doral, and DentaQuest) (2004-present), Member of the board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the board of the Massachusetts Conference for Women (2008-present), and Director of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Howard E. Cox, Jr. (67)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (41)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (45)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the fund. Ms. Laurent also serves as AML Officer of the Fidelity funds (2008-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Nicholas E. Steck (46)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (41)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

James R. Rooney (52)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Rooney is an employee of FMR and also serves as Assistant Treasurer of other Strategic Advisers funds (2007-present). Previously, Mr. Rooney was a Vice President with Wellington Management Company, LLP (2001-2007) and an employee of Strategic Advisers (2007-2009).

Margaret A. Carey (37)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey is also Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers U.S. Opportunity Fund voted to pay on April 18, 2011, to shareholders of record at the opening of business on April 15, 2011, a distribution of $0.097 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2011, $26,631,592, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 75% and 74% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust company
Quincy, MA

SUO-UANN-0411
1.926371.100

Strategic Advisers® U.S. Opportunity II Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2011

Strategic Advisers, Inc.
A Fidelity Investments Company

Contents

Note to shareholders	<Click Here>	Important information about the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Note to shareholders

As previously communicated to shareholders, Fidelity Portfolio Advisory Service® (PAS®) has made a structural change to its fund of funds products.

On August 9, 2010, shareholders approved the reorganization of the PAS® Funds of Funds (the PAS Funds) into new funds that have the ability to invest in individual securities through sub-advisers, and may provide access to investment styles that may not have been available to the PAS Funds. Previously, the PAS Funds were limited to investing in mutual funds and, in some cases, exchange-traded funds (ETFs). The new funds assumed different expense structures and names, but their investment objectives did not change. Management may now employ sub-advisers to manage a portion of the assets of certain funds.

The reorganization of PAS U.S. Opportunity Fidelity Fund of Funds® into Strategic Advisers® U.S. Opportunity II Fund was completed after the close of business on August 20, 2010.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Life of fund A
Strategic Advisers® U.S. Opportunity II Fund	26.53%	2.60%

A From March 8, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® U.S. Opportunity II Fund on March 8, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Dow Jones U.S. Total Stock Market IndexSM performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Robert Vick, Portfolio Manager of Strategic Advisers® U.S. Opportunity II Fund: For the year, Strategic Advisers® U.S. Opportunity II Fund (the Fund) advanced 26.53%, outperforming the 24.51% gain of the Dow Jones U.S. Total Stock Market IndexSM. During the period, successful tactical positioning in the energy sector contributed the most versus the benchmark. I underweighted energy during the first half of the period, when it underperformed the broad market, and overweighted it in the second half, when it outperformed amid rising oil prices. Holdings in other economically sensitive sectors and industries - information technology, industrials, multimedia and leisure - also bolstered the Fund's relative result, as did an underweighted stake in the lagging utilities category. As for detractors, the Fund's investments in defensive sectors, including consumer staples and health care, trailed the index. In addition, my holdings in financials detracted due to unfavorable positioning within several underlying funds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Actual	.03%	$ 1,000.00	$ 1,303.20	$ .17
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,024.65	$ .15

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Mega Cap Stock Fund Institutional Class	9.1	6.2
Fidelity Advisor Consumer Staples Fund Institutional Class	8.8	9.2
Fidelity Natural Resources Portfolio	7.0	4.3
Fidelity Industrials Portfolio	6.6	4.3
Fidelity Technology Portfolio	5.5	5.0
Fidelity Telecom and Utilities Fund	5.3	5.3
Fidelity Advisor Diversified Stock Fund Institutional Class	5.0	0.0
Fidelity Software & Computer Services Portfolio	4.1	5.6
Fidelity Energy Portfolio	3.9	2.5
Fidelity Medical Delivery Portfolio	3.8	3.7
	59.1
Asset Allocation (% of fund's net assets)
As of February 28, 2011	As of August 31, 2010
Sector Funds 81.6%	Sector Funds 91.1%
Large Blend Funds 14.1%	Large Blend Funds 6.2%
Large Growth Funds 3.5%	Large Growth Funds 2.7%
Small Growth Funds 0.8%	Small Growth Funds 0.0%

Asset allocations in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2011

Showing Percentage of Net Assets

Equity Funds - 99.0%
	Shares	Value
Large Blend Funds - 14.1%
Fidelity Advisor Diversified Stock Fund Institutional Class	1,804,321	$ 29,284,126
Fidelity Mega Cap Stock Fund Institutional Class	5,018,244	53,193,389
TOTAL LARGE BLEND FUNDS		82,477,515
Large Growth Funds - 3.5%
Fidelity Advisor Large Cap Fund Institutional Class	360,586	7,179,264
Fidelity Contrafund	88,394	6,262,686
Fidelity Growth Discovery Fund	496,283	7,280,471
TOTAL LARGE GROWTH FUNDS		20,722,421
Sector Funds - 80.6%
Fidelity Advisor Consumer Staples Fund Institutional Class	760,347	51,581,927
Fidelity Advisor Materials Fund Institutional Class	35,112	2,459,600
Fidelity Air Transportation Portfolio	3,271	140,803
Fidelity Automotive Portfolio	4,320	202,442
Fidelity Banking Portfolio	621,921	11,766,749
Fidelity Biotechnology Portfolio (a)	1,010	74,723
Fidelity Brokerage & Investment Management Portfolio	222,992	12,066,092
Fidelity Chemicals Portfolio	90,610	9,138,066
Fidelity Communications Equipment Portfolio (a)	21,232	628,460
Fidelity Computers Portfolio (a)	165,713	9,911,299
Fidelity Consumer Discretionary Portfolio	150,497	3,759,405
Fidelity Consumer Finance Portfolio	354,311	4,241,100
Fidelity Energy Portfolio	374,878	22,575,128
Fidelity Energy Service Portfolio (a)	158,968	13,650,586
Fidelity Environmental & Alternative Energy Portfolio	179,454	3,443,721
Fidelity Financial Services Portfolio	276,812	17,389,320
Fidelity Gold Portfolio	84,768	4,360,447
Fidelity Health Care Portfolio	86,034	11,522,573
Fidelity Industrial Equipment Portfolio	321,071	11,609,925
Fidelity Industrials Portfolio	1,534,205	38,723,322
Fidelity Insurance Portfolio	254,607	12,740,536
Fidelity IT Services Portfolio (a)	392,316	8,752,578
Fidelity Leisure Portfolio	32,228	2,941,441
Fidelity Medical Delivery Portfolio (a)	396,965	21,960,076
Fidelity Medical Equipment & Systems Portfolio (a)	14,964	442,199
Fidelity Multimedia Portfolio	433,401	20,712,229
Fidelity Natural Resources Portfolio	1,045,047	40,829,976
Fidelity Pharmaceuticals Portfolio	1,242,913	15,834,715
Fidelity Real Estate Investment Portfolio	399,771	11,085,658
Fidelity Retailing Portfolio	224,785	12,068,713
Equity Funds - continued
	Shares	Value
Sector Funds - continued
Fidelity Software & Computer Services Portfolio	259,266	$ 23,756,498
Fidelity Technology Portfolio (a)	312,679	32,008,968
Fidelity Telecom and Utilities Fund	1,878,469	30,994,742
Fidelity Telecommunications Portfolio	1,526	71,827
Fidelity Transportation Portfolio	70,987	3,993,755
Fidelity Wireless Portfolio	393,482	3,261,963
TOTAL SECTOR FUNDS		470,701,562
Small Growth Funds - 0.8%
Fidelity Advisor Stock Selector Small Capital Fund Institutional Class	241,804	4,749,028
TOTAL EQUITY FUNDS (Cost $496,624,591)		578,650,526
Fixed-Income Funds - 1.0%

Sector Funds - 1.0%
Fidelity Real Estate Income Fund (Cost $6,000,000)	570,352	6,165,503
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $502,624,591)		584,816,029
NET OTHER ASSETS (LIABILITIES) - 0.0%		(26,227)
NET ASSETS - 100%		$ 584,789,802
Legend
(a) Non-income producing
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $32,825,100 of which $1,775,252 and $31,049,848 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investments in affiliated securities, at value (cost $502,624,591) - See accompanying schedule		$ 584,816,029
Receivable for investments sold		4,200,000
Receivable for fund shares sold		417,356
Total assets		589,433,385

Liabilities
Payable for investments purchased	$ 4,279,551
Payable for fund shares redeemed	337,805
Other affiliated payables	4,784
Other payables and accrued expenses	21,443
Total liabilities		4,643,583

Net Assets		$ 584,789,802
Net Assets consist of:
Paid in capital		$ 536,094,790
Accumulated undistributed net realized gain (loss) on investments		(33,496,426)
Net unrealized appreciation (depreciation) on investments		82,191,438
Net Assets, for 56,611,276 shares outstanding		$ 584,789,802
Net Asset Value, offering price and redemption price per share ($584,789,802 ÷ 56,611,276 shares)		$ 10.33

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends:
Affiliated issuers		$ 4,040,109

Expenses
Management fee	$ 1,373,103
Accounting fees and expenses	29,440
Custodian fees and expenses	6,581
Independent trustees' compensation	4,094
Registration fees	22,665
Audit	23,179
Legal	2,476
Miscellaneous	4
Total expenses before reductions	1,461,542
Expense reductions	(1,375,101)	86,441
Net investment income (loss)		3,953,668
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Affiliated issuers	58,278,726
Realized gain distributions from underlying funds:
Affiliated issuers	3,716,258
Total net realized gain (loss)		61,994,984
Change in net unrealized appreciation (depreciation) on investment securities		64,730,459
Net gain (loss)		126,725,443
Net increase (decrease) in net assets resulting from operations		$ 130,679,111

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,953,668	$ 3,780,862
Net realized gain (loss)	61,994,984	5,652,732
Change in net unrealized appreciation (depreciation)	64,730,459	150,984,615
Net increase (decrease) in net assets resulting from operations	130,679,111	160,418,209
Distributions to shareholders from net investment income	(4,046,589)	(3,806,607)
Distributions to shareholders from net realized gain	(1,213,977)	(613,969)
Total distributions	(5,260,566)	(4,420,576)
Share transactions Proceeds from sales of shares	83,592,921	175,113,501
Reinvestment of distributions	5,236,693	4,403,346
Cost of shares redeemed	(136,560,795)	(100,186,289)
Net increase (decrease) in net assets resulting from share transactions	(47,731,181)	79,330,558
Total increase (decrease) in net assets	77,687,364	235,328,191

Net Assets
Beginning of period	507,102,438	271,774,247
End of period	$ 584,789,802	$ 507,102,438
Other Information Shares
Sold	9,425,276	23,749,948
Issued in reinvestment of distributions	533,812	529,249
Redeemed	(14,854,560)	(14,552,909)
Net increase (decrease)	(4,895,472)	9,726,288

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.24	$ 5.25	$ 9.53	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.06	.07	.10	.09
Net realized and unrealized gain (loss)	2.12	2.99	(4.27)	(.20)
Total from investment operations	2.18	3.06	(4.17)	(.11)
Distributions from net investment income	(.07)	(.06)	(.10)	(.06)
Distributions from net realized gain	(.02)	(.01)	(.01)	(.28)
Tax return of capital	-	-	-	(.02)
Total distributions	(.09)	(.07)	(.11)	(.36)
Net asset value, end of period	$ 10.33	$ 8.24	$ 5.25	$ 9.53
Total Return B,C	26.53%	58.31%	(43.90)%	(1.46)%
Ratios to Average Net Assets G
Expenses before reductions	.27%	.25%	.25%	.26% A
Expenses net of contractual waivers	.02%	.00%	.00%	.00% A
Expenses net of all reductions	.02%	.00%	.00%	.00% A
Net investment income (loss)	.72%	.94%	1.24%	.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 584,790	$ 507,102	$ 271,774	$ 387,625
Portfolio turnover rate E	91%	48%	130%	197% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the portfolio activity of the Underlying Funds.

F For the period March 8, 2007 (commencement of operations) to February 29, 2008.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts contractually reimbursed or waived and do not represent the amount paid by the Fund during periods when reimbursements or waivers occur. Expenses net of contractual waivers reflect expenses after reimbursement or waivers. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2011

1. Organization.

Strategic Advisers U.S. Opportunity II Fund (the Fund) (formerly PAS U.S. Opportunity Fidelity Fund of Funds) is a fund of Fidelity Rutland Square Trust II (the Trust) (formerly a fund of Fidelity Rutland Square Trust), an open-end management investment company organized as a Delaware statutory trust. The Fund currently invests in affiliated mutual funds (the Underlying Funds). The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend and realized gain

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 88,307,657
Gross unrealized depreciation	(6,787,546)
Net unrealized appreciation (depreciation) on securities and other investments	$ 81,520,111
Tax Cost	$ 503,295,918

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (32,825,100)
Net unrealized appreciation (depreciation)	$ 81,520,111

The tax character of distributions paid was as follows:

	February 28, 2011	February 28, 2010
Ordinary Income	$ 5,260,566	$ 4,420,576

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $496,135,460 and $541,431,054, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. Effective August 23, 2010, the management fee is calculated by adding the annual management fee rate of .25% of the Fund's average daily net assets throughout the month payable to Strategic Advisers to the aggregate of fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate annual management fee will not exceed 0.95% of the Fund's average daily net assets. For the period August 23, 2010 to February 28, 2011, the annual management fee rate remained at .25% as the Fund did not have any sub-advisers. Effective August 23, 2010, all other expenses of the Fund are paid by the Fund.

Prior to August 23, 2010, the management fee was computed at an annual rate of .25% of the Fund's average net assets. Strategic Advisers, either itself or through an affiliated company, paid all other expenses of the Fund with certain exceptions such as interest expense and independent Trustees' compensation.

Strategic Advisers has contractually agreed to waive .25% of its management fee until September 30, 2013. This waiver was in effect during the entire period from March 1, 2010 through February 28, 2011.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective August 23, 2010, FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, there were no transfer agent fees paid by the Fund.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

5. Expense Reductions.

In addition to waiving its management fee, Strategic Advisers had contractually agreed to reimburse the Fund to the extent that annual operating expenses exceed .00% of average net assets. Some expenses, for example interest expense, were excluded from this reimbursement. This contractual reimbursement was eliminated effective August 23, 2010. During the period, this waiver and reimbursement reduced the Fund's expenses by $1,373,103 and $1,998, respectively.

6. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of approximately 10% of the total outstanding shares of Fidelity Multimedia Portfolio.

7. Reorganization.

At the close of business on August 20, 2010, the Fund, a fund of Fidelity Rutland Square Trust II, assumed all of the assets and all of the liabilities of the PAS U.S. Opportunity Fidelity Fund of Funds, a fund of Fidelity Rutland Square Trust, pursuant to an Agreement and Plan of Reorganization (Reorganization) approved by the Board of Trustees on

Annual Report

7. Reorganization - continued

March 4, 2010 and by the shareholders of PAS U.S. Opportunity Fidelity Fund of Funds on August 9, 2010. All of the assets and liabilities of PAS U.S. Opportunity Fidelity Fund of Funds were transferred in exchange solely for the number of equivalent shares of the Fund at the same aggregate net asset value as the outstanding shares of PAS U.S. Opportunity Fidelity Fund of Funds at the close of business on August 20, 2010. The Reorganization qualified as a tax-free transaction with no gain or loss recognized by the Fund or its shareholders. All legal and other expenses associated with the Reorganization were paid by Strategic Advisers.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers U.S. Opportunity II Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers U.S. Opportunity II Fund, formerly known as PAS U.S. Opportunity Fidelity Fund of Funds, (a fund of Fidelity Rutland Square Trust II, formerly a fund of Fidelity Rutland Square Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers U.S. Opportunity II Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 20, 2011

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Boyce I. Greer, each of the Trustees oversees 17 funds advised by Strategic Advisers or an affiliate. Mr. Greer oversees 19 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds dedicated to Strategic Advisers' discretionary asset management programs, as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Roger T. Servison (65)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Boyce I. Greer (55)

Year of Election or Appointment: 2009

Mr. Greer is head of Institutional Investments for Fidelity Asset Management and Vice Chairman of Pyramis Global Advisors, LLC (2011-present), President and a Director of Strategic Advisers, Inc. and Global Asset Allocation (2008-present), Director of Ballyrock Investment Advisors LLC (2006-present), and serves as Vice President of a number of Fidelity funds (2005-present). Mr. Greer is also a Trustee of other investment companies advised by FMR. Mr. Greer is President of The North Carolina Capital Management Trust: Cash and Term Portfolios (2003-present), President of the Asset Allocation Division (2008-present), President of FIMM 130/30 LLC (2008-present), and an Executive Vice President of FMR (2005-present). Previously, Mr. Greer served as Executive Vice President of FMR Co., Inc. (2005-2009), President and Director of Fidelity Investments Money Management, Inc. (2007-2009), and as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (66)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (78)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin, and is an Advisory Director of CH2M Hill Companies (engineering). Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Karen Kaplan (51)

Year of Election or Appointment: 2007

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental, Doral, and DentaQuest) (2004-present), Member of the board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the board of the Massachusetts Conference for Women (2008-present), and Director of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Howard E. Cox, Jr. (67)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (41)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (45)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the fund. Ms. Laurent also serves as AML Officer of the Fidelity funds (2008-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Nicholas E. Steck (46)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (41)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

James R. Rooney (52)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Rooney is an employee of FMR and also serves as Assistant Treasurer of other Strategic Advisers funds (2007-present). Previously, Mr. Rooney was a Vice President with Wellington Management Company, LLP (2001-2007) and an employee of Strategic Advisers (2007-2009).

Margaret A. Carey (37)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey is also Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The fund designates 77% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

SUI-UANN-0411
1.926365.100

Item 2. Code of Ethics

As of the end of the period, February 28, 2011, Fidelity Rutland Square Trust II (the "trust") has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that the trust does not have an audit committee financial expert serving on the trust's Audit Committee.  The registrant has concluded that the services of a financial expert are not required at this point. Some of the reasons for determining that an audit committee financial expert is not necessary are the following: (i) the Audit Committee's expected access to the Fund's Treasurer, Chief Financial Officer, independent accountants and legal counsel; (ii) the Audit Committee's expected authority under its Charter to engage independent accounting and other experts without seeking approval from the full Board of Trustees; and (iii) the small number of Funds currently offered by the trust.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers International II Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers U.S. Opportunity Fund and Strategic Advisers U.S. Opportunity II Fund (the "Funds"):

Services Billed by PwC

February 28, 2011 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Core Income Fund	$40,000	$-	$4,000	$-
Strategic Advisers Emerging Markets Fund	$20,000	$-	$1,400	$-
Strategic Advisers Income Opportunities Fund	$24,000	$-	$1,400	$-
Strategic Advisers International Fund	$40,000	$-	$4,000	$-
Strategic Advisers International II Fund	$39,000	$-	$4,000	$-
Strategic Advisers Small-Mid Cap Fund	$40,000	$-	$4,000	$-
Strategic Advisers U.S. Opportunity Fund	$24,000	$-	$1,400	$-
Strategic Advisers U.S. Opportunity II Fund	$24,000	$-	$1,400	$-

February 28, 2010 FeesA, B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Core Income Fund	$26,000	$-	$1,400	$-
Strategic Advisers Emerging Markets Fund	$-	$-	$-	$-
Strategic Advisers Income Opportunities Fund	$26,000	$-	$1,400	$-
Strategic Advisers International Fund	$26,000	$-	$1,400	$-
Strategic Advisers International II Fund	$26,000	$-	$1,400	$-
Strategic Advisers Small-Mid Cap Fund	$26,000	$-	$1,400	$-
Strategic Advisers U.S. Opportunity Fund	$26,000	$-	$1,400	$-
Strategic Advisers U.S. Opportunity II Fund	$26,000	$-	$2,400	$-

A Amounts may reflect rounding.

B The Strategic Advisers Emerging Markets Fund commenced operations on September 30, 2010.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Strategic Advisers, Inc. ("Strategic Advisers") and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	February 28, 2011A	February 28, 2010A
Audit-Related Fees	$2,550,000	$2,250,000
Tax Fees	$-	$-
All Other Fees	$510,000	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the Fund audit or the review of the Fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the Fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider relating to Covered Services and Non-Covered Services (each as defined below) for each of the last two fiscal years of the Funds are as follows:

Billed By	February 28, 2011 A	February 28, 2010 A
PwC	$4,970,000	$2,860,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and Strategic Advisers' review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of the trust ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of the trust ("Non-Covered Service") are not required to be approved, but are reported to the Audit Committee annually.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Rutland Square Trust II

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	April 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	April 28, 2011
By:	/s/Nicholas E. Steck
Nicholas E. Steck
Chief Financial Officer

Date:	April 28, 2011